REGISTRATION NO. 333-53589/811-08789

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 21	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 23	[X]

VALIC COMPANY II

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NORI L. GABERT, ESQ.

2919 ALLEN PARKWAY, HOUSTON, TEXAS 77019

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(713.831.5165)

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

THE CORPORATION TRUST COMPANY

300 EAST LOMBARD ST.

BALTIMORE, MARYLAND 21202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copy to:

DAVID M. LEAHY, ESQ.

SULLIVAN & WORCESTER LLP

1666 K STREET, N.W.

WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[X]	on December 31, 2013, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date], pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALIC COMPANY II

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

PROSPECTUS

JANUARY 1, 2014

VALIC Company II (“VC II”) is a mutual fund complex made up of 15 separate funds (collectively, the “Funds” and each a “Fund”). Each of the Funds has its own investment objective. Each Fund is discussed in more detail in its Fund Summary contained in this prospectus.

Ticker Symbol:

Aggressive Growth Lifestyle Fund	VAGLX
Capital Appreciation Fund	VCCAX
Conservative Growth Lifestyle Fund	VCGLX
Core Bond Fund	VCCBX
High Yield Bond Fund	VCHYX
International Opportunities Fund	VISEX
Large Cap Value Fund	VACVX
Mid Cap Growth Fund	VAMGX
Mid Cap Value Fund	VMCVX
Moderate Growth Lifestyle Fund	VMGLX
Money Market II Fund	VIIXX
Small Cap Growth Fund	VASMX
Small Cap Value Fund	VCSVX
Socially Responsible Fund	VCSRX
Strategic Bond Fund	VCSBX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

- i -

FUND SUMMARY: AGGRESSIVE GROWTH LIFESTYLE FUND

Investment Objective

The Fund seeks growth through investments in a combination of the Funds of VC II and VALIC Company I (“VC I”), another investment company managed by The Variable Annuity Life Insurance Company (“VALIC”) (“Underlying Funds”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Fund is offered. As an investor in the Fund, you pay the expenses of the Fund and indirectly pay a proportionate share of the expenses of the Underlying Funds. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.78%
Total Annual Fund Operating Expenses	0.93%
Expense Reimbursement	0.05%
Total Annual Fund Operating Expenses After Expense Reimbursement(1) (2)	0.88%

(1) The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the annual report, which reflects the net operating expenses of the Fund (0.10%) and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

(2) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.10%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$291	$510	$1,138

Portfolio Turnover

The Fund, which operates as a fund-of-funds, does not pay transaction costs when it buys and sells shares of the Underlying Funds (or “turns over” its portfolio). An Underlying Fund pays transaction costs, such as commissions, when it turns over its portfolio and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the performance of both the Underlying Fund and the Fund. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio. Some of the Underlying Funds, however, may have portfolio turnover rates as high as 100% or more.

Principal Investment Strategies of the Fund

As a fund-of-funds, the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Generally, the Fund invests a larger portion of its assets in Underlying Funds that invest in securities with a greater opportunity for capital growth, such as stocks, and generally has a higher level of risk than the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund. The Fund’s indirect holdings are primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers. A portion of the Fund’s indirect holdings may also include fixed-income securities of foreign issuers. The Fund’s indirect holdings in fixed- income securities may include high yielding, high risk fixed-income securities (often referred to as “junk bonds”).

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The

FUND SUMMARY: AGGRESSIVE GROWTH LIFESTYLE FUND

projected asset allocation ranges for the Fund are as follows:

— domestic equity securities	45% - 70%
— fixed-income securities	10% - 50%
— international equity securities	5% - 25%
— real estate securities	0% - 15%

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio.

The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Underlying Funds in which the Fund invests may engage in active and frequent trading of portfolio securities in an effort to achieve their investment objectives.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The risks of investing in the Fund include indirect risks associated with the Fund’s investments in Underlying Funds. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Fund’s Investment Strategies and Investment Risks” and the “Investment Glossary” in the Prospectus, any of which could cause the Fund’s return, the price of the Fund’s shares or the Fund’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Fund from reaching its objective, which are not described here.

Active Trading Risk: The Underlying Funds may actively trade, which is associated with high portfolio turnover rates and which may result in higher transaction costs to the Underlying Fund. High portfolio turnover rates of the Underlying Funds can adversely affect the

Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Affiliated Fund Risk: The sub-adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying Funds because the sub-adviser receives fees in connection with its management of certain of the Underlying Funds.

Equity Securities Risk: The Underlying Funds may invest in equity securities, which are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. An Underlying Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.

Credit Risk: The Fund may suffer losses if the issuer of a fixed-income security owned by an Underlying Fund may be unable to make interest or principal payments.

Foreign Investment Risk: The Underlying Funds may invest in foreign securities. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The Underlying Funds may invest in fixed-income securities. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Investment Company Risk: The risks of the Fund owning shares of other investment companies such as the Underlying Funds involve substantially the same risks as investing directly in the securities held by the Underlying Funds. An investment company may not achieve its investment objective or execute its investment

FUND SUMMARY: AGGRESSIVE GROWTH LIFESTYLE FUND

strategy effectively, which may adversely affect the Fund’s performance. In addition, the total return from investments in other investment companies will be reduced by the operating expenses and fees of the investment company.

Large-Cap Company Risk: The Underlying Funds may invest in large-cap companies. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Junk Bond Risk: The Underlying Funds may invest in high yielding, high risk fixed-income securities (often referred to as “junk bonds”), which typically involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.

Market Risk: The share price of the Underlying Funds and, as a result, the share price of the Fund can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Model Risk: The Fund’s asset allocation model may fail to produce the optimal portfolio allocation.

Real Estate Investments Risk: The Underlying Funds may invest in real estate securities. Securities of companies in the real estate industry are sensitive to several factors, such as changes in real estate values, interest rates, cash flow, occupancy rates, and greater company liabilities.

Small and Mid-Cap Company Risk: The Underlying Funds may invest in small- and mid-cap companies. Securities of small- and mid-cap companies are usually more volatile and entail greater risks than securities of larger companies.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index and a blended index. The blended index is comprised of the Russell 3000®

Index (54%), the MSCI EAFE Index (net) (13%), the Barclays U.S. Aggregate Bond Index (25%) and the FTSE European Public Real Estate Association (“EPRA”)/National Association of Real Estate Investment Trusts (“NAREIT”) Developed Index (8%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart below, the highest return for a quarter was 16.88% (quarter ending September 30, 2009) and the lowest return for a quarter was -17.12% (quarter ending December 31, 2008). For the year-to-date through September 30, 2013, the Fund’s return was 13.73%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	15.21%	2.92%	9.03%
S&P 500® Index	16.00%	1.66%	7.10%
Blended Index	14.49%	2.68%	7.82%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company (“VALIC”). The Fund is sub-advised by PineBridge Investments, LLC.

FUND SUMMARY: AGGRESSIVE GROWTH LIFESTYLE FUND

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Jose R. Aragon	2008	Senior Vice President and Portfolio Manager, Asset Allocation Products
Michael J. Kelly, CFA	2002	Managing Director, Global Head of Asset Allocation
Paul Mazzacano	2007	Senior Vice President and Global Head of Investment Manager Research

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: CAPITAL APPRECIATION FUND

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.01%
Expense Reimbursement	0.16%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.85%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$306	$542	$1,222

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in the following types of equity securities of U.S. issuers: common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities.

The sub-adviser seeks to identify growth opportunities for the Fund. The sub-adviser looks for sectors and companies that it believes will outperform the overall market. The sub-adviser also looks for themes or patterns that it generally associates with growth companies, such as: significant fundamental changes, including changes in senior management; generation of a large free cash flow; proprietary products and services; and company share buyback programs. The sub-adviser selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

The Fund may invest in the securities of issuers of any market capitalization.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security

FUND SUMMARY: CAPITAL APPRECIATION FUND

values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Small and Mid-Cap Company Risk: The securities of small- and mid-cap companies are usually more volatile and entail greater risks than securities of larger companies.

Warrant Risk: A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

The Boston Company Asset Management, LLC (“The Boston Company”) assumed sub-advisory duties on December 5, 2011. From August 28, 2006 to December 2, 2011, Bridgeway Capital Management, Inc. served as sub-adviser to the Fund. From January 1, 2002 to August 28, 2006, the Fund was sub-advised by Credit Suisse Asset Management, LLC.

During the periods shown in the bar chart below, the highest return for a quarter was 16.14% (quarter ending March 31, 2012) and the lowest return for a quarter was -25.65% (quarter ending December 31, 2008). For the year-to-date through September 30, 2013, the Fund’s return was 22.60%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	17.95%	-0.46%	5.83%
Russell 1000® Growth Index	15.26%	3.12%	7.52%

FUND SUMMARY: CAPITAL APPRECIATION FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by The Boston Company.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Elizabeth Slover	2011	Portfolio Manager
David Sealy	2011	Portfolio Manager
Barry Mills	2011	Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: CONSERVATIVE GROWTH LIFESTYLE FUND

Investment Objective

The Fund seeks current income and low to moderate growth of capital through investments in a combination of the Funds of VC II and VALIC Company I (“VC I”), another investment company managed by The Variable Annuity Life Insurance Company (“Underlying Funds”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Fund is offered. As an investor in the Fund, you pay the expenses of the Fund and indirectly pay a proportionate share of the expenses of the Underlying Funds. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.78%
Total Annual Fund Operating Expenses	0.94%
Expense Reimbursement	0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.88%

(1) The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the annual report, which reflects the net operating expenses of the Fund (0.10%) and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

(2)The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.10%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$294	$514	$1,149

Portfolio Turnover

The Fund, which operates as a fund-of-funds, does not pay transaction costs when it buys and sells shares of the Underlying Funds (or “turns over” its portfolio). An Underlying Fund pays transaction costs, such as commissions, when it turns over its portfolio and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the performance of both the Underlying Fund and the Fund. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio. Some of the Underlying Funds, however, may have portfolio turnover rates as high as 100% or more.

Principal Investment Strategies of the Fund

As a fund-of-funds, the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests a larger portion of its assets in Underlying Funds that invest in securities that generate current income, and generally has a lower risk level than the Aggressive Growth Lifestyle Fund and Moderate Growth Lifestyle Fund.

The Fund’s indirect holdings are primarily in fixed-income securities of domestic and foreign issuers and in equity securities of domestic companies. The Underlying Funds also invest, to a limited extent, in equity securities of foreign issuers and lower rated fixed-income securities (often referred to as “junk bonds”).

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:

— fixed-income securities	55	%-90%
— domestic equity securities	10	%-35%
— international equity securities	0	%-20%
— real estate securities	0	%-6%

FUND SUMMARY: CONSERVATIVE GROWTH LIFESTYLE FUND

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio.

The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Underlying Funds in which the Fund invests may engage in active and frequent trading of portfolio securities in an effort to achieve their investment objectives.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The risks of investing in the Fund include indirect risks associated with the Fund’s investments in Underlying Funds. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Fund’s Investment Strategies and Investment Risks” and the “Investment Glossary” in the Prospectus, any of which could cause the Fund’s return, the price of the Fund’s shares or the Fund’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Fund from reaching its objective, which are not described here.

Active Trading Risk: The Underlying Funds may actively trade, which is associated with high portfolio turnover rates and which may result in higher transaction costs to the Underlying Fund. High portfolio turnover rates of the Underlying Funds can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Affiliated Fund Risk: The sub-adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying Funds because the sub-adviser receives fees in connection with its management of certain of the Underlying Funds.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. An Underlying Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.

Credit Risk: The Fund may suffer losses if the issuer of a fixed-income security owned by an Underlying Fund may be unable to make interest or principal payments.

Equity Securities Risk: The Underlying Funds may invest in equity securities, which are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk: The Underlying Funds may invest in foreign securities. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The Underlying Funds may invest in fixed-income securities. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Investment Company Risk: The risks of the Fund owning shares of other investment companies such as the Underlying Funds involve substantially the same risks as investing directly in the securities held by the Underlying Funds. An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, the total return from investments in other investment companies will be reduced by the operating expenses and fees of the investment company.

FUND SUMMARY: CONSERVATIVE GROWTH LIFESTYLE FUND

Large-Cap Company Risk: The Underlying Funds may invest in large-cap companies. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Junk Bond Risk: The Underlying Funds may invest in high yielding, high risk fixed-income securities (often referred to as “junk bonds”), which typically involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities because issuers of lower rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.

Market Risk: The share price of the Underlying Funds and, as a result, the share price of the Fund can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Model Risk: The Fund’s asset allocation model may fail to produce the optimal portfolio allocation.

Real Estate Investments Risk: The Underlying Funds may invest in real estate securities. Securities of companies in the real estate industry are sensitive to several factors, such as changes in real estate values, interest rates, cash flow, occupancy rates, and greater company liabilities.

Small and Mid-Cap Company Risk: The Underlying Funds may invest in small- and mid-cap companies. Securities of small- and mid-cap companies are usually more volatile and entail greater risks than securities of larger companies.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index and a blended index. The blended index is comprised of the Russell 3000® Index (24%), the MSCI EAFE Index (net) (8%), the Barclays U.S. Aggregate Bond Index (65%) and the FTSE European Public Real Estate Association (“EPRA”)/National Association of Real Estate Investment Trusts (“NAREIT”) Developed Index (3%). Fees and

expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart below, the highest return for a quarter was 12.83% (quarter ending September 30, 2009) and the lowest return for a quarter was -7.79% (quarter ending December 31, 2008). For the year-to-date through September 30, 2013, the Fund’s return was 4.97%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	11.89%	5.33%	7.53%
S&P 500® Index	16.00%	1.66%	7.10%
Blended Index	8.95%	4.61%	6.58%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by PineBridge Investments, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Jose R. Aragon	2008	Senior Vice President and Portfolio Manager, Asset Allocation Products

FUND SUMMARY: CONSERVATIVE GROWTH LIFESTYLE FUND

Michael J. Kelly, CFA	2002	Managing Director, Global Head of Asset Allocation
Paul Mazzacano	2007	Senior Vice President and Global Head of Investment Manager Research

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: CORE BOND FUND

Investment Objective

The Fund seeks the highest possible total return consistent with conservation of capital through investments in medium- to high-quality fixed-income securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	0.84%
Expense Reimbursement	0.07%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.77%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.77%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$261	$459	$1,031

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 175% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in medium- to high-quality fixed-income securities, including corporate debt securities of domestic and foreign companies, or in securities issued or guaranteed by the U.S. Government, mortgage-backed or asset-backed securities. A significant portion of the Fund’s U.S. government securities may be issued or guaranteed by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Government National Mortgage Association (“GNMA”).

Although the Fund invests primarily in medium- to high-quality fixed-income securities, which are considered investment-grade, up to 20% of its net assets may be invested in lower-quality fixed-income securities (often referred to as “junk bonds”), which are considered below investment-grade. A fixed-income security will be considered investment-grade if it is rated Baa3 or higher by Moody’s Investor Services, Inc. or BBB- or higher by Standard & Poor’s Ratings Services or determined to be of comparable quality by the sub-adviser.

Up to 40% of the Fund’s total assets may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers. These fixed-income securities are rated investment grade or higher at the time of investment. However, the sub-adviser is not required to dispose of a security if its rating is downgraded.

Up to 20% of the Fund’s net assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers’ acceptances, bank certificates of deposit, and other cash equivalents and cash.

The Fund’s investment strategy relies on many short-term factors, including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.

FUND SUMMARY: CORE BOND FUND

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Credit Risk: The Fund may suffer losses if the issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Junk Bond Risk: High yielding, high risk fixed-income securities (often referred to as “junk bonds”), may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities because issuers of lower rated fixed-income securities are less secure financially and their securities are more sensitive to downturns in the economy. The market for lower rated fixed-income securities may not be as liquid as that for more highly rated securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mortgage Risk: Mortgage-backed securities are similar to other debt securities in that they are subject to credit risk and interest rate risk. Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices.

Non-Mortgage Asset-Backed Securities Risk: Certain non-mortgage asset-backed securities are issued by private parties rather than the U.S. Government or its agencies or government-sponsored entities. If a private issuer fails to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

U.S. Government Obligations Risk: Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Barclays U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart below, the highest return for a quarter was 7.06% (quarter ending September 30, 2009) and the lowest return for a quarter was -3.17% (quarter ending September 30, 2008). For

FUND SUMMARY: CORE BOND FUND

the year-to-date through September 30, 2013, the Fund’s return was -2.18%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	7.38%	6.66%	5.30%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.18%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by PineBridge Investments, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Robert Vanden Assem, CFA	2002	Managing Director and Head of Investment Grade Fixed-Income
John Yovanovic, CFA	2007	Managing Director and Head of High Yield Portfolio Management

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: HIGH YIELD BOND FUND

Investment Objective

The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.62%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.01%
Expense Reimbursement	0.05%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.96%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.96%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$317	$553	$1,232

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies of the Fund

At least 80% of the Fund’s net assets are invested, under normal circumstances, in high-yield, below-investment grade fixed-income securities (often referred to as “junk bonds”). These securities are rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Ratings Services (“S&P”) or determined to be of comparable quality by the sub-adviser. Up to 15% of the Fund’s net assets can be rated below Caa3 by Moody’s or CCC- by S&P. The Fund may also invest up to 35% of its net assets in below-investment grade foreign fixed-income securities.

The Fund may also invest up to 20% of its net assets in investment grade fixed-income securities, those rated Baa3 or higher by Moody’s and BBB- or higher by S&P.

The sub-adviser combines top-down macroeconomic themes with bottom-up research ideas on individual securities to achieve the Fund’s objective.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Junk Bond Risk: High yielding, high risk fixed-income securities, or junk bonds, may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities because issuers of lower rated fixed-income securities are less secure financially and their securities are more sensitive to downturns in the economy. The market for lower rated fixed-income securities may not be as liquid as that for more highly rated securities.

FUND SUMMARY: HIGH YIELD BOND FUND

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The Fund may suffer losses if the issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Citigroup High-Yield Market Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wellington Management Company, LLP (“Wellington Management”) assumed sub-advisory duties on July 24, 2009. From January 1, 2002 to July 24, 2009, AIG Global Investment Corp. served as sub-adviser to the Fund.

During the periods shown in the bar chart below, the highest return for a quarter was 18.66% (quarter ending June 30, 2009) and the lowest return for a quarter was -23.37% (quarter ending December 31, 2008). For the year-to-date through September 30, 2013, the Fund’s return was 2.26%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	13.75%	5.86%	9.36%
Citigroup High-Yield Market Index	15.17%	9.82%	10.39%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Wellington Management.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Christopher A. Jones, CFA	2009	Senior Vice President and Fixed-Income Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: INTERNATIONAL OPPORTUNITIES FUND

Investment Objective

The Fund seeks to provide long-term capital appreciation through equity and equity-related investments of small to mid cap companies throughout the world, excluding the United States.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.82%
Other Expenses	0.49%
Total Annual Fund Operating Expenses	1.31%
Expense Reimbursement	0.31%
Total Annual Fund Operating Expenses After Expense Reimbursement (1)	1.00%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.00%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$385	$688	$1,552

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity and equity-related securities of small- to mid-cap companies throughout the world, excluding the United States. The Fund will invest primarily in small- to mid-cap companies whose capitalization, at the time of purchase, does not exceed U.S. $13.0 billion. The Fund may hold foreign currencies and non-dollar denominated foreign securities. The Fund also invests in depositary receipts, which are instruments issued by a bank that represent an interest in a foreign issuer’s securities.

The Fund is not limited in the amount it invests in any one country or region. The sub-advisers will try to select a wide range of industries and companies and may invest in developing or emerging market countries.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) employs a bottom-up, growth-focused approach that seeks to invest in companies with accelerating earnings growth due to positive fundamental change, with evidence of a sustainable catalyst and improving relative price strength.

UBS Global AM does not employ a currency overlay strategy, but rather considers currency implications as a component in security selection.

Massachusetts Financial Services Company (“MFS”) focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies.

MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

FUND SUMMARY: INTERNATIONAL OPPORTUNITIES FUND

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Style Risk: Generally, “growth” stocks are stocks of companies that a sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiples of current earnings.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Small and Mid-Cap Company Risk: Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be in early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of larger companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Fund determines relative market capitalizations using U.S.

FUND SUMMARY: INTERNATIONAL OPPORTUNITIES FUND

standards. Accordingly, the Fund’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Small Cap Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

MFS assumed co-sub-advisory duties of the Fund on June 20, 2012. UBS Global AM assumed co-sub-advisory duties of the Fund on December 5, 2011. Invesco Advisers, Inc. (“Invesco”) served as co-sub-adviser of the Fund from December 14, 2009 to June 20, 2012. Invesco Asset Management Ltd. (“IAML”) served as sub-sub-adviser to the Fund pursuant to a sub-sub-advisory agreement between Invesco and IAML effective December 14, 2009 through June 20, 2012. PineBridge Investments, LLC (and its predecessors) was sub-adviser to the Fund from October 11, 2004 to December 2, 2011. The Fund was sub-advised by Putnam Investment Management, LLC from January 1, 2002 through October 8, 2004.

MFS and UBS Global AM each manage approximately 50% of the Fund’s assets. The percentage of the Fund’s assets each sub-adviser manages may change from time-to-time at the discretion of Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”).

During the periods shown in the bar chart below, the highest return for a quarter was 21.35% (quarter ending June 30, 2009) and the lowest return for a quarter was -22.67% (quarter ending September 30, 2008). For the year-to-date through September 30, 2013, the Fund’s return was 14.90%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	22.04%	-2.83%	8.11%
MSCI EAFE Small Cap Index (net)	20.00%	-0.86%	11.93%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by MFS and UBS Global AM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

MFS

David A. Antonelli	2012	Vice Chairman of MFS
Peter F. Fruzzetti	2012	Investment Officer of MFS
Jose Luis Garcia	2012	Investment Officer of MFS
Robert Lau	2012	Investment Officer of MFS
UBS Global AM Stephan Maikkula	2013	Executive Director

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: LARGE CAP VALUE FUND

Investment Objective

The Fund seeks to provide total returns that exceed over time the Russell 1000® Value Index (“Index”) through investment in equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.41%
Total Annual Fund Operating Expenses	0.91%
Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.81%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.81%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$280	$494	$1,110

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in a portfolio comprised of equity securities of large market capitalization companies traded in the U.S. that are deemed to be attractive by the portfolio management team.

Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 28, 2013, the market capitalization range of the companies in the Russell 1000® Index was approximately $1.8 billion to $422 billion.

The Index is a sub-index of the Russell 3000® Index. The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization. The Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, focusing on those with lower price-to-book ratios and lower forecasted growth values.

The Fund may invest a portion of its assets in foreign securities.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a

FUND SUMMARY: LARGE CAP VALUE FUND

particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Style Risk: Generally, “value” stocks are stocks of companies that a sub-adviser believes are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Janus Capital Management, LLC (“Janus”) and The Boston Company Asset Management, Inc. (“The Boston Company”) assumed co-sub-advisory duties of the Fund on June 7, 2010. Perkins Investment Management, LLC (“Perkins”) began to serve as a sub-sub-adviser to the Fund pursuant to a sub-sub-advisory agreement between Janus and Perkins effective June 7, 2010. From inception through June 7, 2010, the Fund was sub-advised by SSgA Funds Management, Inc.

The Boston Company manages approximately 70% of the Fund’s assets and Janus/Perkins manages approximately 30% of the Fund’s assets. The percentage of the Fund’s assets each sub-adviser manages may change from time-to-time at the discretion of Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”).

During the periods shown in the bar chart below, the highest return for a quarter was 16.26% (quarter ending June 30, 2003) and the lowest return for a quarter was -20.41% (quarter ending December 31, 2008). For the year-to-date through September 30, 2013, the Fund’s return was 22.70%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	16.93%	-2.00%	5.70%
Russell 1000® Value Index	17.51%	0.59%	7.38%

FUND SUMMARY: LARGE CAP VALUE FUND

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by Janus/Perkins and The Boston Company.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Janus/ Perkins
Tom Perkins	2010	Portfolio Manager
Kevin Preloger	2010	Portfolio Manager

The Boston Company
Brian C. Ferguson	2010	Senior Managing Director and Director of US Large-Cap Equities

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: MID CAP GROWTH FUND

Investment Objective

The Fund seeks long-term capital appreciation principally through investments in medium capitalization equity securities, such as common and preferred stocks and securities convertible into common stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.76%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	1.18%
Expense Reimbursement	0.33%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.85%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$342	$617	$1,402

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies of the Fund

This Fund invests, under normal circumstances, at least 80% of net assets in the equity securities and equity related instruments of mid-cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap Index to the market capitalization of the largest company in the Russell Midcap Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap Index on June 28, 2013, the market capitalization range of the companies in the Index was $1.8 billion to $21.5 billion.

The Fund invests primarily in common stocks of companies that the sub-adviser believes have the potential for long-term, above-average earnings growth.

The sub-adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The sub-adviser considers, among other factors:

•	overall economic and market conditions; and

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

The sub-adviser may sell a security when the security’s price reaches a target set by the sub-adviser, if the sub-adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive, or for other reasons.

Up to 20% of the Fund’s net assets may be invested in other domestic equity securities, including common and preferred stocks and convertible securities. In addition, the Fund may invest in equity securities of small-cap companies. The Fund, from time to time, may have significant investments in one or more particular sectors.

The Fund may invest up to 25% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depository

FUND SUMMARY: MID CAP GROWTH FUND

receipts. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. The Fund does not consider American Depositary Receipts or Canadian securities to be foreign securities.

The Fund may also invest in convertible securities. The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

The Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiples of current earnings.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more

FUND SUMMARY: MID CAP GROWTH FUND

volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Special-Situations Risk: Small companies and emerging growth companies are often involved in “special situations.” Securities of special situation companies may decline in value and adversely affect the Fund’s performance if the anticipated benefits of the special situation do not materialize.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wells Capital Management Incorporated (“WellsCap”) assumed sub-advisory duties on December 9, 2013. From December 1, 2010 to December 6, 2013, Columbia Management Investment Advisers, LLC was the Fund’s sub-adviser. From September 29, 2000 to November 30, 2010, Invesco Advisers, Inc. (and its affiliated entities) was the Fund’s sub-adviser.

During the periods shown in the bar chart below, the highest return for a quarter was 19.34% (quarter ending

September 30, 2009) and the lowest return for a quarter was -26.68% (quarter ending December 31, 2008). For the year-to-date through September 30, 2013, the Fund’s return was 22.79%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	11.31%	-0.21%	8.46%
Russell Midcap® Growth Index	15.81%	3.23%	10.32%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by WellsCap.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Thomas J. Pence, CFA	2013	Managing Director and Senior Portfolio Manager
Michael Smith, CFA	2013	Co-Portfolio Manager
Chris Warner, CFA	2013	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: MID CAP VALUE FUND

Investment Objective

The Fund seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.38%
Total Annual Fund Operating Expenses	1.08%
Expense Reimbursement	0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.05%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.05%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$340	$593	$1,314

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 28, 2013, the market capitalization range of the companies in the Index was $1.8 billion to $21.5 billion.

The sub-advisers use value-oriented investment approaches to identify companies in which to invest the Fund’s assets. Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria: (1) are undervalued relative to other securities in the same industry or market, (2) exhibit good or improving fundamentals, or (3) exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also invest in Depositary Receipts, which are instruments issued by a bank that represent an interest in a foreign issuer’s securities.

The sub-advisers may routinely hold up to 20% of the Fund’s assets in cash, U.S. Government securities and repurchase agreements while seeking to make opportunistic investments in companies that the portfolio managers believe to represent special situations, such as when a company is undergoing change that might cause its market value to grow at a rate faster than the market generally.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be

FUND SUMMARY: MID CAP VALUE FUND

able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. A sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Style Risk: Generally, “value” stocks are stocks of companies that a sub-adviser believes are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Special Situations Risk: Small- and medium-sized companies are often involved in “special situations.” Securities of such companies may decline in value and adversely affect the Fund’s performance if the anticipated benefits of the special situation do not materialize.

U.S. Government Obligations Risk: Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell Midcap® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wellington Management Company, LLP (“Wellington Management”) assumed sub-advisory duties on January 1, 2002. Tocqueville Asset Management, LP (“Tocqueville”) was added as additional sub-adviser effective March 21, 2011. Robeco assumed co-sub-advisory duties on December 5, 2011. From

FUND SUMMARY: MID CAP VALUE FUND

November 7, 2005 to December 2, 2011, the Fund was co-sub-advised by Nuveen, previously named FAF Advisors.

Wellington Management manages approximately 45% of the Fund’s assets, Tocqueville manages approximately 30% of the Fund’s assets and Robeco manages approximately 25% of the Fund’s assets. The percentage of the Fund’s assets each sub-adviser manages may change from time-to-time at the discretion of Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”).

During the periods shown in the bar chart below, the highest return for a quarter was 21.26% (quarter ending June 30, 2003) and the lowest return for a quarter was -22.35% (quarter ending September 30, 2011). For the year-to-date through September 30, 2013, the Fund’s return was 22.23%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	21.78%	2.62%	9.56%
Russell Midcap® Value Index	18.51%	3.79%	10.63%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by Wellington Management, Tocqueville and Robeco.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Robeco Steven L. Pollack	2011	Portfolio Manager
Joseph F. Feeney, Jr.	2011	Co-Chief Executive Officer, Chief Investment Officer

Tocqueville J. Dennis Delafield	2011	Portfolio Manager
Vincent Sellecchia	2011	Portfolio Manager
Donald Wang	2011	Portfolio Manager

Wellington Management James N. Mordy	2002	Senior Vice President and Equity Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: MODERATE GROWTH LIFESTYLE FUND

Investment Objective

The Fund seeks growth and current income through investments in a combination of Funds of VC II and VALIC Company I (“VC I”), another investment company managed by The Variable Annuity Life Insurance Company (“VALIC”) (“Underlying Funds”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Fund is offered. As an investor in the Fund, you pay the expenses of the Fund and indirectly pay a proportionate share of the expenses of the Underlying Funds. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.77%
Total Annual Fund Operating Expenses	0.91%
Expense Reimbursement	0.04%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.87%

(1) The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund (0.10%) and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

(2) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.10%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$286	$500	$1,116

Portfolio Turnover

The Fund, which operates as a fund-of-funds, does not pay transaction costs when it buys and sells shares of the Underlying Funds (or “turns over” its portfolio). An Underlying Fund pays transaction costs, such as commissions, when it turns over its portfolio and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the performance of both the Underlying Fund and the Fund. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio. Some of the Underlying Funds, however, may have portfolio turnover rates as high as 100% or more.

Principal Investment Strategies of the Fund

As a fund-of-funds, the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests its assets in Underlying Funds that invest in securities that seek growth of capital, such as stocks, and securities that generate current income, such as bonds and U.S. government-issued securities. The Fund generally has a lower level of risk than the Aggressive Growth Lifestyle Fund but a greater level of risk than the Conservative Growth Lifestyle Fund.

The Fund’s indirect holdings are primarily in domestic and foreign fixed-income securities and equity securities of domestic large-cap companies. The Fund’s indirect holdings may also include foreign and domestic equity securities of medium- and small-cap companies and lower rated fixed-income securities (often referred to as “junk bonds”).

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:

FUND SUMMARY: MODERATE GROWTH LIFESTYLE FUND

— fixed-income securities	30	%-70%
— domestic equity securities	30	%-50%
— international equity securities	0	%-20%
— real estate securities	0	%-10%

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Underlying Funds in which the Fund invests may engage in active and frequent trading of portfolio securities in an effort to achieve their investment objectives.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The risks of investing in the Fund include indirect risks associated with the Fund’s investments in Underlying Funds. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Fund’s Investment Strategies and Investment Risks” and the “Investment Glossary” in the Prospectus, any of which could cause the Fund’s return, the price of the Fund’s shares or the Fund’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Fund from reaching its objective, which are not described here.

Active Trading Risk: The Underlying Funds may actively trade, which is associated with high portfolio turnover rates and which may result in higher transaction costs to the Underlying Fund. High portfolio turnover rates of the Underlying Funds can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Affiliated Fund Risk: The sub-adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying Funds because the sub-adviser receives fees in connection with its management of certain of the Underlying Funds.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. An Underlying Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.

Credit Risk: The Fund may suffer losses if the issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Equity Securities Risk: The Underlying Funds may invest in equity securities, which are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk: The Underlying Funds may invest in foreign securities. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The Underlying Funds may invest in fixed-income securities. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Investment Company Risk: The risks of the Fund owning shares of other investment companies such as the Underlying Funds involve substantially the same risks as investing directly in the securities held by the Underlying Funds. An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, the total return from investments in other investment companies will be

FUND SUMMARY: MODERATE GROWTH LIFESTYLE FUND

reduced by the operating expenses and fees of the investment company.

Large-Cap Company Risk: The Underlying Funds may invest in large-cap companies. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Junk Bond Risk: The Underlying Funds may invest in high yielding, high risk fixed-income securities (often referred to as “junk bonds”), which typically involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.

Market Risk: The share price of the Underlying Funds and, as a result, the share price of the Fund can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Model Risk: The Fund’s asset allocation model may fail to produce the optimal portfolio allocation.

Real Estate Investments Risk: The Underlying Funds may invest in real estate securities. Securities of companies in the real estate industry are sensitive to several factors, such as changes in real estate values, interest rates, cash flow, occupancy rates, and greater company liabilities.

Small and Mid-Cap Company Risk: The Underlying Funds may invest in small- and mid-cap companies. Securities of small- and mid-cap companies are usually more volatile and entail greater risks than securities of larger companies.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index and a blended index. The blended index is comprised of the Russell 3000® Index (40%), the MSCI EAFE Index (net) (10%), the Barclays U.S. Aggregate Bond Index (45%) and the FTSE European Public Real Estate Association (“EPRA”)

/ National Association of Real Estate Investment Trusts (“NAREIT”) Developed Index (5%).

Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart below, the highest return for a quarter was 14.96% (quarter ending September 30, 2009) and the lowest return for a quarter was -12.67% (quarter ending December 31, 2008). For the year-to-date through September 30, 2013, the Fund’s return was 10.21%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	13.70%	4.25%	8.29%
S&P 500® Index	16.00%	1.66%	7.10%
Blended Index	11.66%	3.76%	7.23%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by PineBridge Investments, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Jose R. Aragon	2008	Senior Vice President and Portfolio Manager, Asset Allocation Products

FUND SUMMARY: MODERATE GROWTH LIFESTYLE FUND

Michael J. Kelly, CFA	2002	Managing Director, Global Head of Asset Allocation
Paul Mazzacano	2007	Senior Vice President and Global Head of Investment Manager Research

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: MONEY MARKET II FUND

Investment Objective

The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	0.65%
Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.55%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.55%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$198	$352	$801

Principal Investment Strategies of the Fund

The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The Fund’s investments include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
•	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;
•	Commercial paper sold by corporations and finance companies;
•	Corporate debt obligations with remaining maturities of 13 months or less;
•	Repurchase agreements;
•	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets);
•	Asset-backed securities;
•	Adjustable rate securities;
•	Variable rate demand notes; and
•	Illiquid securities (limited to 5% of the Fund’s net assets).

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Credit Risk: The Fund may suffer losses if the issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

FUND SUMMARY: MONEY MARKET II FUND

Financial Services Exposure Risk: A substantial portion of the Fund’s portfolio may be comprised of money market instruments issued by banks. As a result, events affecting issuers in the financial services industry, including changes in government regulation and interest rates and economic downturns, may impact the creditworthiness of such issuers or their ability to honor their financial obligations. These events could have a negative impact on the Fund.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

U.S. Government Obligations Risk: Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Citi Treasury Bill 3 Month Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart below, the highest return for a quarter was 1.21% (quarter ending December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ending March 31, 2011). For the year-to-date through September 30, 2013, the Fund’s return was 0.01%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	0.01%	0.52%	1.58%
Citi Treasury Bill 3 Month Index	0.07%	0.45%	1.69%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SunAmerica Asset Management, LLC, formerly named SunAmerica Asset Management Corp.

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: SMALL CAP GROWTH FUND

Investment Objective

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.31%
Expense Reimbursement	0.15%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.16%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.16%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$400	$704	$1,566

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small-cap companies. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

A company will be considered a small-cap company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 28, 2013, the market capitalization range of the companies in the Index was $129 million to $3.3 billion. The sub-adviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market cap value exceeds these small cap measures.

In managing the Fund, the sub-adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the sub-adviser believes will achieve above-average growth in the future.

Growth companies purchased for the Fund include those, in the opinion of the sub-adviser, with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

FUND SUMMARY: SMALL CAP GROWTH FUND

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Style Risk: Generally, “growth” stocks are stocks of companies which a sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiples of current earnings.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

J.P. Morgan Investment Management, Inc. (“JPMIM”) assumed sub-advisory responsibilities on December 10, 2007. From January 1, 2002 to December 10, 2007, Franklin Advisers, Inc. sub-advised the Fund.

During the periods shown in the bar chart below, the highest return for a quarter was 23.00% (quarter ending June 30, 2009) and the lowest return for a quarter was -25.52% (quarter ending December 31, 2008). For the year-to-date through September 30, 2013, the Fund’s return was 35.69%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Fund	12.37%	2.40%	8.12%
Russell 2000® Growth Index	14.59%	3.49%	9.80%

FUND SUMMARY: SMALL CAP GROWTH FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by JPMIM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Eytan M. Shapiro	2007	Managing Director and Portfolio Manager – U.S. Small Cap Growth Strategy

Christopher M.V. Jones	2007	Managing Director and Portfolio Manager – U.S. Growth and Small Cap Growth Strategies

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: SMALL CAP VALUE FUND

Investment Objective

The Fund seeks to provide maximum long-term return, consistent with reasonable risk to principal, by investing primarily in securities of small-cap companies in terms of revenues and/or market capitalization.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.66%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.05%
Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.95%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.95%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$324	$570	$1,274

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small-cap companies.

A company will be considered a small-cap company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 28, 2013, the market capitalization range of the companies in the Index was $129 million to $3.3 billion.

The sub-advisers use a value-oriented approach. Companies will be selected based upon valuation characteristics such as price-to-cash flow ratios which are at a discount to market averages.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. A sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

FUND SUMMARY: SMALL CAP VALUE FUND

Equity Securities Risk: A Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Style Risk: Generally, “value” stocks are stocks of companies that a sub-adviser believes are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

SunAmerica Asset Management, LLC (“SAAMCo”), formerly named SunAmerica Asset Management Corp., was a co-sub-adviser of the Fund from February 28, 2010 to December 14, 2012. Effective February 8, 2010, Metropolitan West Capital Management, LLC (“MetWest Capital”) assumed co-sub-advisory duties. As of January 1, 2002, J.P. Morgan Investment Management, Inc. (“JPMIM”) (and its predecessors) assumed management of the Fund.

As of December 14, 2012, JPMIM managed approximately 60% of the Fund’s assets and MetWest Capital managed approximately 40% of the Fund’s assets. The percentage of the Fund’s assets each sub-adviser manages may change from time-to-time at the discretion of Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”).

During the periods shown in the bar chart below, the highest return for a quarter was 21.34% (quarter ending September 30, 2009) and the lowest return for a quarter was -25.25% (quarter ending December 31, 2008). For the year-to-date through September 30, 2013, the Fund’s return was 26.00%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Fund	15.06%	3.11%	8.61%
Russell 2000® Value Index	18.05%	3.55%	9.50%

FUND SUMMARY: SMALL CAP VALUE FUND

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by JPMIM and MetWest Capital.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
JPMIM Phillip Hart, CFA	2012	Executive Director, Head of U.S. Behavioral Finance Small Cap Equity Group

Dennis S. Ruhl, CFA	2005	Managing Director, CIO of Behavioral Finance Equity Group

MetWest Capital Samir Sikka	2010	Managing Director and Lead Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: SOCIALLY RESPONSIBLE FUND

Investment Objective

The Fund seeks to obtain growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.62%
Expense Reimbursement	0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.56%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.56%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$192	$340	$769

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of U.S. companies meeting the Fund’s social criteria. To determine which companies meet the Fund’s social criteria, the sub-adviser relies on industry classifications and research services from an independent social research service.

The Fund does not invest in companies that are significantly engaged in:

•	the production of nuclear energy;

•	the manufacture of military weapons or delivery systems;

•	the manufacture of alcoholic beverages or tobacco products;

•	the operation of gambling casinos;

•	business practices or the production of products with respect to environmental performance;

•	labor relations/labor disputes or included currently on the AFL-CIO boycott list and subject to a significant work stoppage or strike in the last six months; or

•	significant workplace violations, including incidents where EEOC has issued a letter citing the potential for workplace discrimination.

The Fund may invest up to 20% of its net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock and convertible securities.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

FUND SUMMARY: SOCIALLY RESPONSIBLE FUND

The following is a summary of the principal risks of investing in the Fund.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Preferred Stock Risk: Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.

Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed-income security related risks, while at other times such a security may be more susceptible to equity security related risks. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Fund.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Social Criteria Risk: Social criteria screening limits the availability of investment opportunities for the Fund. If the Fund changes its social criteria or a company stops meeting the Fund’s social criteria, the Fund will sell the affected investments even if this means the Fund loses money.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

SunAmerica Asset Management, LLC (“SAAMCo”), formerly named SunAmerica Asset Management Corp., assumed sub-advisory duties on December 1, 2009. From January 1, 2002 to November 30, 2009, AIG Global Investment Corp. served as sub-adviser to the Fund.

During the periods shown in the bar chart below, the highest return for a quarter was 16.93% (quarter ending June 30, 2009) and the lowest return for a quarter was -24.90% (quarter ending December 31, 2008). For the year-to-date through September 30, 2013, the Fund’s return was 22.21%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Fund	15.23%	1.78%	6.78%
S&P 500® Index	16.00%	1.66%	7.10%

FUND SUMMARY: SOCIALLY RESPONSIBLE FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

FUND SUMMARY: STRATEGIC BOND FUND

Investment Objective

The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of income producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.52%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	0.91%
Expense Reimbursement	0.02%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.89%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2014, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.89%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers remain in place only for the period ending December 31, 2014. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$288	$502	$1,118

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in a broad range of fixed-income securities, including:

•	investment grade bonds (rated Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”) and BBB or higher by Standard & Poor’s Ratings Services (“S&P”);

•	U.S. Government and agency obligations;

•	mortgage– and asset-backed securities; and

•	U.S., Canadian, and foreign high risk, high yield, “junk bonds” (rated C or higher by Moody’s and CC or higher by S&P, or comparable unrated securities).

Up to 50% of the Fund’s total assets may be invested in foreign securities. Up to 25% of the Fund’s total assets may be invested in foreign emerging market debt (both U.S. and non-U.S. dollar denominated), including, both sovereign and corporate debt rated C or higher by Moody’s or CC or higher by S&P, or of comparable quality if unrated. In addition, the Fund may invest up to an additional 25% of its total assets in non-U.S. dollar bonds.

The Fund may invest up to 10% of the Fund’s net assets in senior secured floating rate loans.

The Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be

FUND SUMMARY: STRATEGIC BOND FUND

able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The Fund may suffer losses if the issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Loan Risk: Declines in prevailing interest rates may increase prepayments of loans and may expose the Fund to a lower rate of return if it reinvests the repaid principal in loans with lower yields. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.

Junk Bond Risk: High yielding, high risk fixed-income securities (often referred to as “junk bonds”), may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities because issuers of lower rated fixed-income securities are less secure financially and their securities are more sensitive to downturns in the economy. The market for lower rated fixed-income securities may not be as liquid as that for more highly rated securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

U.S. Government Obligations Risk: Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

FUND SUMMARY: STRATEGIC BOND FUND

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Barclays U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart below, the highest return for a quarter was 11.31% (quarter ending June 30, 2009) and the lowest return for a quarter was -8.96% (quarter ending December 31, 2008). For the year-to-date through September 30, 2013, the Fund’s return was -1.64%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Fund	12.41%	7.07%	8.23%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.18%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by PineBridge Investments, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Anthony King	2002	Managing Director, Global Fixed Income
Robert Vanden Assem, CFA	2002	Managing Director and Head of Investment Grade Fixed-Income
John Yovanovic, CFA	2007	Managing Director and Head of High Yield Portfolio Management

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 47.

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of the Funds may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Funds will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. However, contractholders may be subject to federal income tax

(and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering documents) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

The Funds’ principal investment strategies and principal risks are described in their respective Fund Summaries. Additional information regarding the Funds’ investment strategies and investment risks are provided below.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund’s investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objective.

The principal investment objective and strategies for each of the Funds in this Prospectus are non-fundamental and may be changed by the Board of Trustees of VC II without investor approval. Investors will be given written notice in advance of any change to a Fund’s investment strategy that requires 80% of its net assets to be invested in certain types of securities. References to “net assets” in the Fund Summaries take into account any borrowings for investment purposes by a Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.

Lifestyle Funds. VC II offers three Lifestyle Funds: the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, and the Conservative Growth Lifestyle Fund. Each of the Lifestyle Funds is a fund-of-funds. Fund-of-funds is a term used to describe a mutual fund that pursues its objective by investing in other mutual funds (the “Underlying Funds”), rather than in individual stocks or bonds. An investor in a Lifestyle Fund pays the expenses of the Lifestyle Fund and indirectly pays a proportionate share of the expenses of the Underlying Funds.

In determining which Lifestyle Fund is appropriate for you, you should consider your risk tolerance, investment goals, investment time horizon and financial circumstances. You should reconsider these factors from time-to-time to determine whether another one of the Lifestyle Funds more accurately reflects your then current investment style and life stage. The allocation to stocks and bonds in each Lifestyle Fund reflects its greater or lesser emphasis on pursuing current income or capital growth and its risk tolerance. The Aggressive Growth Lifestyle Fund primarily invests in Underlying Funds that invest in common stocks, which may provide capital growth, but may expose the Fund to greater market risk and higher volatility than the other Lifestyle Funds. The Conservative Growth Lifestyle Fund invests a significant portion of its assets in Underlying Funds that invest in fixed-income securities (such as bonds, U.S. government issued securities, and mortgage-backed and asset-backed securities), which are more likely to generate current income, and may expose the Fund to less risk and volatility and less opportunity for capital growth than the other Lifestyle Funds. The Moderate Growth Lifestyle Fund invests in Underlying Funds that invest in both equity securities and fixed-income securities, which may expose the Fund to a moderate level of risk when compared to the other Lifestyle Funds.

In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Funds may invest in limited instances. These other securities and investment techniques are listed in the Statement of Additional Information, which you may obtain free of charge (see back cover).

The Variable Annuity Life Insurance Company (“VALIC”), as the investment adviser of VC II, initially allocates the assets of certain Funds that have more than one sub-adviser in a manner designed to maximize investment efficiency as well as properly reflect the investment style and provide complementary fit within the Fund. VALIC allocates subscriptions and redemptions equally among the multiple sub-advisers, unless VALIC determines that a different allocation of assets would be in the best interest of the respective Fund and its shareholders. VALIC periodically reviews the asset allocation in each Fund to determine the extent to which a portion of assets managed by a sub-adviser differs from that portion initially allocated to the sub-adviser. If VALIC determines that the difference is significant, VALIC may effect a re-balancing of a Fund’s assets and adjustment of the Fund’s allocation of cash flows among sub-advisers. However, VALIC reserves the right to reallocate assets from one sub-adviser to another when it would be in the best interests of a Fund and its shareholders to do so. VALIC makes such determination based on a number of factors including to maintain a consistent investment style and to better reflect a Fund’s benchmark or its peers. In some instances, the effect of the reallocation will be to shift assets from a better performing sub-adviser to a portion of the Fund with a relatively lower total return.

Aggressive Growth Lifestyle Fund

As of August 31, 2013, the Fund was invested in Underlying Funds, which primarily invested in the following asset categories:

Asset Category/ Underlying Funds	Percentage of Fund Assets

Domestic Equity Funds	64.2%
Fixed-Income Funds	11.6%
International Equity Funds	18.4%
Real Estate Fund	5.8%

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

The percentage of the Fund’s assets invested in the Underlying Funds will change from time-to-time and the sub-adviser may re-allocate the Fund’s assets among these asset categories and the Underlying Funds.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Additional Risks of the Fund: Affiliated Fund Risk, Call or Prepayment Risk, Credit Risk, Foreign Investment Risk, Interest Rate Risk, Investment Company Risk, Large-Cap Company Risk, Junk Bond Risk, Market Risk, Model Risk, Real Estate Investments Risk and Small and Mid-Cap Company Risk.

Capital Appreciation Fund

Although the Fund typically invests in common stocks of domestic companies, the Fund may occasionally invest in the equity securities of foreign issuers (up to a maximum of 20% of total assets).

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Additional Risks of the Fund: Active Trading Risk and Foreign Investment Risk.

Conservative Growth Lifestyle Fund

As of August 31, 2013, the Fund was invested in Underlying Funds, which primarily invested in the following asset categories:

Asset Category/ Underlying Funds	Percentage of Fund Assets

Domestic Equity Funds	30.8%
Fixed-Income Funds	56.4%
International Equity Funds	10.1%
Real Estate Fund	2.7%

The percentage of the Fund’s assets invested in the Underlying Funds will change from time-to-time and the sub-adviser may re-allocate the Fund’s assets among these asset categories and the Underlying Funds.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Additional Risks of the Fund: Affiliated Fund Risk, Call or Prepayment Risk, Credit Risk, Foreign Investment Risk, Interest Rate Risk, Investment Company Risk, Large-Cap Company Risk, Junk Bond Risk, Market Risk, Model Risk and Real Estate Investment Risk.

Core Bond Fund

The Fund may invest significantly in U.S. Government securities, which are securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another.

For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

Although the Fund does not routinely invest in equity securities, it may invest in equity securities from time-to-time up to 20% of the Fund’s net assets. Equity securities include common or preferred stocks, convertible securities, and warrants.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Additional Risks of the Fund: Equity Securities Risk, Preferred Stock Risk, Convertible Securities Risk, Call or Prepayment Risk, and Warrant Risk.

High Yield Bond Fund

Although the Fund does not routinely invest in equity securities, it may invest in equity securities from time-to-time up to 20% of the Fund’s net assets. Equity securities include common or preferred stocks, convertible securities, and warrants. In addition, the fund may also invest up to 15% of the Fund’s net assets in bank loans and up to 10% of the Fund’s net assets in credit derivatives (single name credit default swaps and credit default swap indices). Credit derivatives may be used by the fund for various purposes, including managing credit risk (i.e. hedging), enhancing returns, a substitute for physical securities or speculation.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Additional Risks of the Fund: Credit Default Swap Risk, Loan Risk, Derivatives Risk, Hedging Risk, Counterparty Risk, Equity Securities Risk, Preferred Stock Risk, Convertible Securities Risk and Warrant Risk.

International Opportunities Fund

Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities and depositary receipts.

Although the Fund invests primarily in equity securities, it may invest in fixed-income securities from time-to-time

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

up to 20% of the Fund’s net assets. Investments in such fixed-income securities will be rated as investment grade by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services Corporation or Fitch Ratings. Fixed-income securities may be denominated in various currencies; however, no more than 20% of the Fund’s net assets will be invested in fixed-income securities denominated in a currency other than the U.S. dollar or invested in fixed-income securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may also invest up to 5% of its assets in participatory notes. Participatory notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. The Fund may also invest in other investment companies (including exchange-traded funds).

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Additional Risks of the Fund: Active Trading Risk, Credit Risk, Interest Rate Risk, Investment Company Risk, Preferred Stock Risk and Participatory Notes Risk.

Large Cap Value Fund

The Boston Company Asset Management, Inc.’s investment process is driven by fundamental security analysis, combining traditional value measures with analysis of business improvement. This philosophy guides the sub-adviser toward a research-driven, risk-controlled portfolio.

Perkins looks for stocks that have recently underperformed, with strong balance sheets and solid recurring free cash flows. Multiple levels of risk management combined with a disciplined investment approach focused on high quality stocks, helps Perkins manage overall investment risk.

Although the Fund normally invests in the common stock of domestic companies, the Fund may invest a portion of its assets in the equity securities of foreign companies.

Mid Cap Growth Fund

The Mid Cap Growth Fund invests primarily in equity securities of mid-capitalization U.S. companies that offer the potential for capital growth. The Fund emphasizes companies that have the prospect for improving and/or accelerating sales and earnings growth rates; that enjoy competitive industry advantages; and that have effective management with a history of making investments that are in the best interests of shareholders. The Fund seeks to produce a higher net-of-fees total rate of return than the Russell Mid Cap Growth index over a full market cycle (generally 3-5 years).

The investment process is implemented using the following five tenets:

•	Research designed to “Surround the Company.” The team employs a rigorous bottom-up research process to identify solid investments.
•	Research companies across the market cap spectrum to develop unique fundamental insights. The investment team manages large cap, mid cap, and small- to-mid cap strategies.
•	Analysis of current balance sheet to understand future earnings. Financial analysis focuses on a company’s income statement, balance sheet, and statement of cash flows.
•	Disciplined management of valuation targets. The team establishes near-term and long-term price targets for each holding in the portfolio.
•

Construct a portfolio to balance return vs. risk. The portfolio composition is closely monitored, as the managers believe that constructing a well-diversified portfolio further reduces risk while enhancing return.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies.

The Fund may purchase American Depositary Receipts (“ADRs”) but does not consider ADRs or Canadian securities to be foreign securities.

The Fund’s strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund may invest in derivatives such as futures, forward contracts and options. Derivatives are financial contracts whose values are based on (or “derived from”) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500 ® Index). The Fund may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure or to increase flexibility.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Additional Risks of the Fund: Derivatives Risk, Counterparty Risk and Hedging Risk.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Mid Cap Value Fund

Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria.

•	are undervalued relative to other securities in the same industry or market;
•	exhibit good or improving fundamentals; or
•	exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In determining whether a company is exhibiting good or improving fundamentals, each sub-adviser conducts extensive research, which generally consists of reviewing of a company’s business prospects, including its financial strength, business plans, industry, position and/or management experience. Each sub-adviser’s valuation techniques are a key component to the Fund’s investment approach.

From time to time, certain of the Fund’s sub-advisers may invest in small or large-cap companies, preferred stock and real estate investment trusts (“REITs”).

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Additional Risks of the Fund: Large-Cap Company Risk, Small-Cap Company Risk, Preferred Stock Risk and REITs Risk.

Moderate Growth Lifestyle Fund

As of August 31, 2013, the Fund was invested in Underlying Funds, which primarily invested in the following asset categories:

Asset Category/ Underlying Funds	Percentage of Fund Assets

Domestic Equity Funds	49.2%
Fixed-Income Funds	31.6%
International Equity Funds	14.9%
Real Estate Fund	4.3%

The percentage of the Fund’s assets invested in the Underlying Funds will change from time-to-time and the sub-adviser may re-allocate the Fund’s assets among these asset categories and the Underlying Funds.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Additional Risks of the Fund: Affiliated Fund Risk, Call or Prepayment Risk, Credit Risk, Foreign Investment Risk, Interest Rate Risk, Investment Company Risk, Large-Cap Company Risk, Junk Bond Risk, Market Risk, Model Risk, Real Estate Investments Risk, and Small and Mid-Cap Company Risk.

Money Market II Fund

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Risks of the Fund: Risk of Investing in Money Market Securities, Credit Risk, Financial Services Exposure Risk, Interest Rate Risk and U.S. Government Obligations Risk.

Small Cap Growth Fund

The sub-adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the sub-adviser’s research and portfolio management teams. A disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The sub-adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. The sub-adviser may also sell a security, which the sub-adviser no longer considers reasonably valued. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Small Cap Value Fund

The sub-advisers will evaluate companies based on characteristics such as business momentum, balance sheet characteristics, capital deployment, earnings quality and management quality. Stocks are sold based on market capitalization considerations or when they are no longer expected to appreciate in value.

MetWest Capital may sell a security held by the Fund should the following occur:

•	The value potential is realized
•	Warning signs emerge of beginning fundamental deterioration
•	The valuation is no longer compelling relative to the alternatives

J.P. Morgan Investment Management Inc. regularly uses exchange-traded futures to manage a portion of the Fund’s cash.

Although the Fund primarily invests in domestic issuers, the Fund is authorized to invest in the securities of foreign issuers (up to 25% of assets).

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Additional Risks of the Fund: Active Trading Risk,

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Foreign Investment Risk, Investment Company Risk and Derivatives Risk.

Socially Responsible Fund

Since the Fund’s definition of social criteria is not “fundamental,” VC II’s Board of Trustees may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments in public funds.

Strategic Bond Fund

The Fund may invest in U.S. Government securities, which are securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another.

For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may also invest up to 20% of net assets in equity securities, such as common and preferred stocks, convertible securities, and warrants. The Fund may also invest in senior secured floating rate loans, which are generally direct debt obligations undertaken by U.S. corporations in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing.

Additionally, the Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Additional Risks of the Fund: Equity Securities Risk, Preferred Stock Risk, Convertible Securities Risk, Warrant Risk, Derivatives Risk, Counterparty Risk and Hedging Risk.

INVESTMENT GLOSSARY

Investment Terms

Each Fund’s principal (key) investment strategy and risks are described above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market II Fund investments must comply with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which allows the purchase of only high quality money market instruments.

American Depositary Receipts (“ADRs”)

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities

Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives

Unlike stocks and bonds that represent actual ownership of a stock or bond, derivatives are instruments that “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. The Funds may purchase derivatives to hedge their investment portfolios and to earn additional income in order to help achieve their objectives. Generally, the Funds do not buy derivatives to speculate. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification

Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act. All of the Funds are diversified under the 1940 Act. All of the Funds are expected to satisfy the Internal Revenue Code’s diversification requirements.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

•

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

•	Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Market cap ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in which the Funds invest, and the indices described below, change over time. A Fund will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Funds, except as noted in a Fund Summary or Additional Information about the Fund’s Investment Strategies and Risks:

•

Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the

INVESTMENT GLOSSARY

most recent annual reconstitution of the Russell 1000® Index on June 28, 2013, the market capitalization range of the companies in the Index was approximately $1.8 billion to $422 billion.

•

Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 28, 2013, the market capitalization range of the companies in the Index was $1.8 billion to $21.5 billion.

•

Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 28, 2013, the market capitalization range of the companies in the Index was $129 million to $3.3 billion.

Exchange-Traded Funds (“ETFs”)

These are a type of investment company fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Firm Commitment

A firm commitment is a buy order for delayed delivery in which a Fund agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery.

Fixed-Income Securities

Fixed-income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Investment grade bonds are bonds that are rated at least BBB by Standard & Poor’s Rating Services (“S&P®”), Baa by Moody’s Investor Services, Inc. (“Moody’s”), or the equivalent thereof by another rating organization or, if unrated, are determined by the sub-adviser to be of comparable quality at the time of purchase. The Statement of Additional Information has more detail about ratings.

Bonds that are rated Baa by Moody’s or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P® (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

INVESTMENT GLOSSARY

Bonds are not the only type of fixed-income security. Other fixed-income securities include but are not limited to U.S. and foreign corporate fixed-income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note payable in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-backed fixed-income securities see “Mortgage-Backed Securities” below.

Recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell such investments to meet redemptions or for other cash needs, such Fund may suffer a loss.

Foreign Currency

Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes.

Foreign Securities

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed-income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Hybrid Instruments

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a participatory note, which is issued by banks or broker-dealers and is designed to offer a return linked to a particular underlying equity, debt, currency or market.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant

INVESTMENT GLOSSARY

to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Board of Trustees. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Money Market Securities

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P® or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities and variable rate demand notes.

Mortgage-Backed Securities

Mortgage-backed securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities represent interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-backed instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. Mortgage-Backed Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this Prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

INVESTMENT GLOSSARY

Reverse Repurchase Agreements, Dollar Rolls and Borrowings

A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.

If a Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Fund’s limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the Statement of Additional Information for a complete listing of each Fund’s investment restrictions.

Special Situations

A special situation arises when, in the opinion of the adviser or sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Swap Agreements

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed-income total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders do have. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rate payments against floating rate payments. A fixed-income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset without having to hold the underlying assets.

Temporary Defensive Investment Strategy

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

When-Issued Securities, Delayed Delivery and Forward Commitment Transactions

The Funds may purchase or sell when-issued securities that have been authorized but not yet issued in the market. In addition, a Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date.

INVESTMENT GLOSSARY

Investment Risks

Active Management Risk

Different investment styles and strategies tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The investment style or strategy used by each Fund may fail to produce the intended result. Moreover, the Fund may outperform or underperform funds that employ a different investment style or strategy. A sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Generally, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations, while stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. The share price of a Fund that holds stocks with growth and value characteristics may be negatively affected by either set of risks, as discussed in more detail below.

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Growth Style Risk. Generally, “growth” stocks are stocks of companies that a sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiples of current earnings.

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Value Style Risk. Generally, “value” stocks are stocks of companies that a sub-adviser believes are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Active Trading Risk

A strategy used whereby a Fund may engage in frequent trading of portfolio securities in an effort to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, each Fund’s portfolio turnover rate is provided for each of the last five years.

Call or Prepayment Risk

During periods of falling interest rates, a bond issuer may “call” —or repay —its high-yielding bonds before their maturity date. Typically, such repayments will occur during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through a Fund and result in a decline in such Fund’s income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Convertible Securities Risk

The values of the convertible securities in which a Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed-income security related risks, while at other times such a security may be more susceptible to equity security related risks. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to a Fund.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk

The value of a fixed-income security is directly affected by an issuer’s ability to pay principal and interest on time. If a Fund invests in fixed-income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by a Fund fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

Depositary Receipts Risk

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer.

INVESTMENT GLOSSARY

The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Credit Default Swap Risk

A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when a Fund is the buyer. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect a Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Derivatives Risk

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can significantly increase a Fund’s exposure to market and credit risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or such Fund’s other investments. A small investment in derivatives can have a potentially large impact on a Fund’s performance. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Leveraging also may expose a Fund to losses in excess of the amount invested. Due to their complexity, derivatives may not perform as intended. As a result, a Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. A Fund may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. A Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

Derivatives are often used to hedge against positions in a Fund. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Recent legislation calls for a new regulatory framework for the derivatives markets. The extent and impact of new regulations are not yet known and may not be known for some time. New regulations may make the use of derivatives by funds more costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of derivatives used by a Fund.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be less liquid and their prices more volatile than investments in developed countries.

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The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Equity Securities Risk

A Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Financial Services Exposure Risk

Events affecting issuers in the financial services industry, including changes in government regulation and interest rates and economic downturns, may impact the creditworthiness of such issuers or their ability to honor their financial obligations. These events could have a negative impact on a Fund.

Foreign Investment Risk

Investments in foreign securities involve risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means a sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries. A Fund investing in foreign securities may also be subject to the following risks:

•	Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, a Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

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Emerging Markets Risk. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets. Generally, economic structures in emerging market counties are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

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Foreign Sovereign Debt Risk. To the extent a Fund invests in foreign sovereign debt securities, it may be subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Geographic Risk

If a Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Hedging Risk

A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often a through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

INVESTMENT GLOSSARY

Interest Rate Risk

The volatility of fixed-income securities is due principally to changes in interest rates. The market value of money market securities and other fixed-income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Investment Company Risk

An exchange-traded fund (ETF) or investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the performance of a Fund investing in these instruments. Investments in ETFs and investment companies involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the ETF or investment company. In addition, a Fund that invests in shares of an ETF or another investment company bears a proportionate share of the ETF or other investment company’s expenses.

IPO Risk

A Fund’s purchase of shares issued as part of, or a short period after a company’s initial public offering (“IPO”) exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Junk Bond Risk

A portion of a Fund’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds. These securities can range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities because issuers of junk bonds are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. Accordingly, these investments could decrease in value and therefore negatively impact a Fund. In addition, the secondary market for junk bonds may not be as liquid as that for higher rated fixed income securities. As a result, a Fund may find it more difficult to value junk bonds or sell them and may have to sell them at prices significantly lower than the values assigned to them by a Fund.

Large-Cap Company Risk

Large-cap companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Moreover, a Fund may have to hold such securities longer than it would like and may have to forego other investment opportunities. The inability of a Fund to dispose of securities promptly or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes.

Liquidity Risk for Mortgage- and Asset-Backed Securities

In recent years, the market for mortgage-backed securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. As noted above, a Fund may invest in mortgage- and asset-backed securities and therefore may be exposed to these increased risks.

Loan Risk

Declines in prevailing interest rates may increase prepayments of loans and may expose a Fund to a lower rate of return if it reinvests the repaid principal in loans with lower yields. No active trading market may exist for certain loans, which may impair the ability of a Fund to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.

Market Risk

A Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy

INVESTMENT GLOSSARY

institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser’s assessment of companies held in a Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like markets generally, the investment performance of a Fund will fluctuate, so an investor may lose money over short or even long periods.

Mid-Cap Company Risk

The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in mid-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies.

Model Risk

Model risk is the risk that the asset allocation model fails to produce the optimal allocation.

Mortgage Risk

Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause a Fund to invest the proceeds in less attractive investments or increase the volatility of their prices. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. See also “Liquidity Risk for Mortgage- and Asset-Backed Securities.”

Mortgage- and Asset-Backed Securities Risk Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and a Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Non-Mortgage Asset-Backed Securities Risk

Certain non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities. See also “Mortgage- and Asset-Backed Securities Risk.”

Preferred Stock Risk

Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.

Participatory Notes Risk

Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.

Real Estate Investments Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. In addition, securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under

INVESTMENT GLOSSARY

environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that companies in the real estate industry concentrate investments in particular geographic regions or property types.

Regulatory Risk

The Commodity Futures Trading Commission (“CFTC”) has adopted certain regulatory changes that could subject the investment adviser to CFTC regulation as a commodity pool operator, if the investment adviser or Underlying Funds engage in trading futures and swaps beyond certain limits. Compliance with these additional registration and regulatory requirements would increase Fund expenses.

REITs Risk

Real Estate Investment Trusts (“REITs”) pool investors’ funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, shareholders will absorb an additional layer of fees when the Fund invests in REITs. The performance of any Fund’s REITs holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REITs performance. When a REIT focuses its investments in particular sub-sectors of the real estate industry or particular geographic regions, the REIT’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company.

Risks of Investing in Money Market Securities

An investment in a Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Sector Risk

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because a Fund may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by such Fund.

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making such a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a fund that invests more broadly.

Small-Cap Company Risk

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that a Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before a Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Small and Mid-Cap Company Risk

Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies.

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Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Funds determine relative market capitalizations using U.S. standards. Accordingly, a Fund’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Social Criteria Risk

If a company stops meeting the Fund’s social criteria after the Fund acquires it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer meet the social criteria, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

Special-Situations Risk

Small companies and emerging growth companies are often involved in “special situations.” Securities of special situation companies may decline in value and hurt the fund’s performance if the anticipated benefits of the special situation do not materialize. See also IPO Risk.

U.S. Government Obligations Risk

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the FHLMC, FNMA and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Warrant Risk

A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

About the Indices

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

The Citigroup High-Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the U.S. or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.

The FTSE EPRA/NAREIT Developed Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

The MSCI EAFE Index (Europe, Australasia, Far East) (net)* is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany,

Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom**.

The MSCI EAFE Small Cap Index (net) is an unmanaged index considered representative of small-cap stocks of Europe, Australia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

The Russell Midcap® Index measures performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S.

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equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization.

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

The Citi Treasury 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

* The net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

** As of December 31, 2012

ACCOUNT INFORMATION

VC II Shares

VC II is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, VC II offers shares of the Funds only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares

As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;

•	how to purchase, redeem or exchange your interest in the Funds;

•	how to obtain information about your account, including account statements; and

•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement. None of the Funds currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-term Trading

The Funds, which are offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below. VC II believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed-income securities (often referred to as “junk bonds”), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may also occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund’s junk bond holdings. Market timers might try to purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of VC II’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by the participants in separate accounts or Plans maintained by Financial Intermediaries is limited by the institutional

ACCOUNT INFORMATION

nature of Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of a Fund.

There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary that VC II determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC II.

Payments in Connection with Distribution

VALIC, as a life insurance company and as the Adviser of the Fund, receives revenue sharing payments from certain sub-advisers (other than SAAMCo) in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Fund, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or Sub-advisers.

Selective Disclosure of Portfolio Holdings

VC II’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued

The net asset value per share (“NAV”) for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The value of any share of open-end funds held by the Funds will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a

ACCOUNT INFORMATION

result, the value of such foreign securities may change on days when the Funds are not open to purchases or redemptions. The securities held by the Money Market II Fund and short-term securities maturing within 60 days held by other Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market II Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income

For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market II Fund, which declares daily and pays dividends monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement or your tax professional for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

MANAGEMENT

Investment Adviser

The Variable Annuity Life Insurance Company (“VALIC”) is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As investment adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Trustees. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Advisers

VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC II and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements is available in VC II’s most recent annual report for the period ended August 31 and/or its most recent semi-annual report for the period ended February 28. For information on obtaining an annual or semi-annual report to shareholders, see the section Interested in Learning More.

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to

MANAGEMENT

the sub-advisers and oversees the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-Advisers are:

J.P. Morgan Investment Management Inc.

Janus Capital Management LLC

Massachusetts Financial Services Company

Metropolitan West Capital Management, LLC PineBridge Investments, LLC

Robeco Investment Management, Inc.

SunAmerica Asset Management, LLC (formerly SunAmerica Asset Management Corp.)

The Boston Company Asset Management, Inc.

Tocqueville Asset Management, LP

UBS Global Asset Management (Americas) Inc.

Wellington Management Company, LLP

Wells Capital Management Incorporated

Small Cap Growth Fund

Small Cap Value Fund

J.P. Morgan Investment Management Inc. (“JPMIM”)

270 Park Avenue, New York, NY 10017

JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. As of September 30, 2013, JPMIM and its affiliates managed over $1.540 trillion in assets.

The Small Cap Growth Fund is managed by Eytan M. Shapiro and Christopher M.V. Jones. Mr. Shapiro, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1985, he is responsible for managing the U.S. small cap growth strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Growth Fund, and the JPM US Small Cap Growth Fund. Prior to joining the small cap team in 1992, Eytan worked as a portfolio manager in the firm’s Hong Kong office. Mr. Jones, Managing Director, is the CIO of the Growth and Small Cap U.S. Equity Team. An employee since 1982, Chris has had fund management and analytical responsibilities on the small cap team since 1986. He has served as the team’s chief investment officer since 1993 and has headed all of our Growth investments since 2006. Messrs. Shapiro and Jones are both Chartered Financial Analysts.

The portion of the Small Cap Value Fund sub-advised by JPMIM is managed by Dennis S. Ruhl and Phillip Hart.

Mr. Ruhl, Managing Director, is the Chief Investment Officer of the U.S. Behavioral Finance Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group’s quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Mr. Hart, Executive Director, is the head of the U.S. Behavioral Finance Small Cap Equity Group. An employee since 2003, his responsibilities include managing all of behavioral finance small-cap strategies. Previously, he worked on quantitative research and the daily implementation and maintenance of portfolios for the group. Messrs. Ruhl and Hart hold the Chartered Financial Analyst designation.

Large Cap Value Fund

Janus Capital Management LLC (“Janus”)

151 Detroit Street, Denver, Colorado 80206

Janus is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses that had approximately $166.7 billion in assets under management as of September 30, 2013. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus (together with its predecessors) has served as an investment adviser since 1970.

Perkins Investment Management LLC (“Perkins”) is principally located at 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. Perkins is a subsidiary of Janus and is registered as an investment adviser with the SEC. Perkins has been in the investment management business since 1984. Perkins also serves as investment adviser or sub-adviser to separately managed accounts and sub-adviser to other registered equity mutual funds. Janus owns approximately 99.61% of Perkins. As of September 30, 2013, Perkins managed approximately $15.9 billion in assets. Perkins leverages Janus’ trading, marketing, sales, client service, legal, compliance, and accounting and operations resources. Janus participates in the oversight of all Perkins’ operations.

A portion of the assets of the Large Cap Value Fund is managed by Tom Perkins and Kevin Preloger. Mr. Perkins is co-portfolio manager of the Perkins Large Cap Value and Perkins Mid Cap Value strategies. He has managed the Large Cap Value strategy since October 2006. Prior to joining Perkins in April 1998, Mr. Perkins was an investment manager at Alliance Capital for 14 years. Mr. Preloger is co-portfolio manager of the Perkins Large Cap Value strategy and a research analyst covering the financial services sector. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. Prior to joining Perkins, he worked at ABN AMRO/LaSalle Bank Wealth Management as an analyst covering both the financial

MANAGEMENT

services and technology sectors during his five-year tenure at the firm.

International Opportunities Fund

Massachusetts Financial Services Company (“MFS”)

111 Huntington Avenue, Boston, Massachusetts 02199

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Net assets under management of the MFS organization were approximately $385 billion as of September 30, 2013.

MFS manages a portion of the assets of the International Opportunities Fund using a team of portfolio managers. The team is comprised of David A. Antonelli, Peter F. Fruzzetti, Jose Luis Garcia, and Robert Lau. Mr. Antonelli is a Vice Chairman of MFS and Messrs. Fruzzetti, Garcia, and Lau are each Investment Officers of MFS. Mr. Antonelli has been employed in the investment area of MFS since 1991. Mr. Fruzzetti has been employed in the investment area of MFS since 2000. Mr. Garcia has been employed in the investment area of MFS since 2002. Mr. Lau has been employed in the investment area of MFS since 2001.

Small Cap Value Fund

Metropolitan West Capital Management, LLC (“MetWest Capital”)

610 Newport Center Drive, Suite 1000

Newport Beach, California 92660

MetWest Capital is organized as a California limited liability company. MetWest Capital is an SEC registered investment advisor founded in 1997 and is wholly-owned by Wells Fargo Bank, N.A., a division of Wells Fargo & Company. As of September 30, 2012, MetWest Capital had approximately $8.9 billion of assets under management.

Samir Sikka is responsible for managing MetWest Capital’s portion of the Small Cap Value Fund. Mr. Sikka joined MetWest Capital in July 2006 as a Senior Analyst. In 2007, he was promoted to co-lead portfolio manager for MetWest Capital’s Small Cap Intrinsic Value strategy. Mr. Sikka became sole lead portfolio manager on the Small Cap Intrinsic Value strategy in the first quarter of 2009. From April 1999 to February 2006, Mr. Sikka was a Senior Analyst with Trust Company of the West.

Aggressive Growth Lifestyle Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

Moderate Growth Lifestyle Fund

Strategic Bond Fund

PineBridge Investments LLC (“PineBridge”)

399 Park Avenue, New York, NY 10022

PineBridge is is a wholly owned subsidiary of PineBridge Global Investment LLC, which is a wholly owned subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asian-based private investment group. Pacific Century Group (“PCG”) is majority owned by Mr. Li Tzar Kai, Richard.

PineBridge is an independent asset manager with over 60 years of experience in emerging and developed markets, having built an extensive platform of asset allocation, fixed income, equity, private equity and hedge fund-of-fund investment capabilities to meet diverse client needs. As of September 30, 2013, PineBridge managed approximately $69.1 billion.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for Core Bond Fund are made by a team including John Yovanovic, CFA and Robert Vanden Assem, CFA. Mr. Yovanovic, Managing Director and Head of High Yield Portfolio Management, joined PineBridge in 2001. He became a Portfolio Manager of high yield bonds in 2005. Mr. Vanden Assem, Managing Director and Head of Investment Grade Fixed-Income, joined PineBridge in 2001 and is responsible for the portfolio management high grade total rate of return portfolios and long/short portfolios.

Investment decisions for the Lifestyle Funds are made by a team including Jose R. Aragon, Michael J. Kelly and Paul Mazzacano. Mr. Aragon joined PineBridge in 2003 and is currently a Senior Vice President and a Portfolio Manager for PineBridge’s asset allocation products. Prior to assuming this role, Mr. Aragon managed PineBridge’s multi-strategy hedge fund and was a quantitative analyst in the PineBridge structured equity group. Mr. Kelly, Managing Director, Global Head of Asset, joined PineBridge in 1999. In his current role, Mr. Kelly is primarily responsible for the development and management of institutional pension fund advisory and retail orientated asset allocation vehicles. Mr. Mazzacano, a Senior Vice President and Global Head of Investment Manager Research, joined PineBridge in 2001. He assumed the role of Head of Product Management in 2006, and then in 2007 Global Head of Investment Manager Research. He is responsible for the global coordination of PineBridge manager selection and monitoring activities.

MANAGEMENT

Investment decisions for Strategic Bond Fund are made by a team led by Robert Vanden Assem, and which includes John Yovanovic and Anthony King. Mr. Vanden Assem’s role as team leader primarily consists of asset allocation decisions with respect to the Strategic Bond Fund. Mr. King joined PineBridge in 2000 and is a Managing Director, Global Fixed Income. He is responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Please see above for biographies for Messrs. Vanden Assem and Yovanovic.

Mid Cap Value Fund

Robeco Investment Management, Inc. (“Robeco”)

909 Third Avenue, 32nd Floor

New York, New York 10022

Robeco is a wholly-owned subsidiary of Robeco Group, a global investment management company headquartered in Rotterdam, the Netherlands. Robeco Group was founded in 1929 and manages over $242 billion as of September 30, 2013 for clients worldwide. Robeco is majority-owned by ORIX Corporation of Japan. Robeco is a value equity asset manager with $44.4 billion in assets under management as of September 30, 2013.

A portion of the Mid Cap Value Fund is managed by Steven L. Pollack, CFA and Joseph F. Feeney, Jr., CFA. Mr. Pollack is the portfolio manager for Robeco Boston Partners Mid Cap Value Equity product. He is in his eleventh year with the firm and he has twenty-nine years of investment experience. Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer for Robeco. He is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research groups. Mr. Feeney joined the firm upon its inception in 1995. He has twenty-eight years of investment experience.

Money Market II Fund

Socially Responsible Fund

SunAmerica Asset Management, LLC (“SAAMCo”)

3200 Plaza 5, Harborside Financial Center

Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is an indirect, wholly-owned subsidiary of AIG. SAAMCo’s primary focus has been on the management, in either an advisory or sub-advisory capacity of Investment Company Act of 1940 Act-registered product. As of September 30, 2013, SAAMCo managed, advised and/or administered more than $64.2 billion in assets.

Andrew Doulos serves as the portfolio manager of the Money Market II Fund. Mr. Doulos, a Vice President, joined SAAMCo in November 2004, holding marketing and trading positions until being appointed portfolio manager in December 2006.

Timothy Campion serves as the portfolio manager of the Socially Responsible Fund. Mr. Campion joined SAAMCo in February 2012 as a Vice President and Portfolio Manager and is responsible for the management and trading of a wide variety of domestic index funds managed by SAAMCo. Prior to joining SAAMCo, Mr. Campion was a Vice President and Portfolio Manager at PineBridge.

Capital Appreciation Fund

Large Cap Value Fund

The Boston Company Asset Management, LLC (“The Boston Company”)

One Boston Place, Boston, Massachusetts 02108

The Boston Company is a global, performance-driven investment management firm committed to providing creative investment solutions for our clients. The firm is a highly regarded fundamental active equity manager, serving the investment needs of public, corporate, defined benefit and defined contribution plans, as well as union-sponsored and jointly trusteed, endowment/ foundation and sub-advised relationships. As of September 30, 2013, The Boston Company had $46.1 billion in assets under management, including $9.6 billion in sub-advisory assets.

The Capital Appreciation Fund is managed by Elizabeth Slover, David Sealy and Barry Mills. Ms. Slover is a managing director of The Boston Company and is the director of The Boston Company’s core research team. She has been employed by The Boston Company since July 2005. Mr. Sealy is an analyst on the core research team of The Boston Company, where he has been employed since July 2005. Mr. Mills is an analyst on the core research team of The Boston Company, where he has been employed since July 2005.

A portion of the assets of the Large Cap Value Fund are managed by Brian C. Ferguson. Mr. Ferguson is a Senior Managing Director of The Boston Company and is its Director of US Large Capitalization Equities. Moreover, he also functions as the team analyst responsible for the health care and industrials sectors. Mr. Ferguson has been with the firm since 1997 and has been associated with The Boston Company’s US Dynamic Large Cap Value portfolio since 2001 and has been Senior Portfolio Manager since 2003.

MANAGEMENT

Mid Cap Value Fund

Tocqueville Asset Management L.P. (“Tocqueville”)

40 West 57th Street, 19th Floor

New York, New York 10019

Tocqueville was founded in 1985 and provides investment advisory services on both a discretionary and non-discretionary basis to individuals, mutual funds, private investment vehicles and institutional investors, including employer-sponsored ERISA accounts. Tocqueville serves as investment adviser/sub-adviser to several other mutual funds. As of September 30, 2013, Tocqueville had more than $10.59 billion in assets under management.

A portion of the Mid Cap Value Fund is managed by J. Dennis Delafield, Vincent Sellecchia and Donald Wang.

Mr. Delafield, a Limited Partner/Managing Director and Portfolio Manager/Analyst at Tocqueville, has 54 years of experience in the investment business. He founded Delafield Asset Management, Inc. (“Delafield”) in 1980 and then joined Reich & Tang Asset Management, LLC (“Reich & Tang”) upon its acquisition of Delafield in 1993. Mr. Delafield served as Managing Director of Reich & Tang until September 2009 when he joined Tocqueville.

Mr. Sellecchia, a Limited Partner/Managing Director and Portfolio Manager/Analyst at Tocqueville, has 37 years of investment experience. Mr. Sellecchia joined Tocqueville in 2009. Previously, Mr. Sellecchia was with Reich & Tang from 1993 following its acquisition of Delafield. Prior thereto, he worked at Delafield since its inception in 1980.

Mr. Wang, a Limited Partner and Portfolio Manager/ Analyst at Tocqueville, has 24 years of investment experience. Mr. Wang joined Tocqueville in 2009. Previously, he worked at Reich & Tang Asset Management, LLC from 1999 as a Portfolio Manager and Analyst of its small cap equity team.

Messrs. Delafield, Sellecchia and Wang each hold the chartered financial analyst designation.

International Opportunities Fund

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

One North Wacker Drive, Chicago, Illinois 60606

UBS Global AM, a Delaware corporation, is a member of the UBS Global AM business division of UBS AG, a publicly traded Swiss bank (NYSE: UBS). UBS Global AM is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended. UBS AG is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry. As of September 30, 2013, the assets under management for the legal entity UBS Global AM was $155.1 billion. For the UBS Global AM business group, the assets under management were 641.9 billion (includes the legal entity amount).

The portion of the International Opportunities Fund sub-advised by UBS Global AM is managed by Stephan Maikkula. Mr. Maikkula is an Executive Director and is a member of the Global ex-US Growth Equities team. Mr. Maikkula has been at UBS Global AM since 2007. Prior to joining UBS Global AM, Mr. Maikkula held positions at Nicholas-Applegate Capital Management and with the Employees Retirement System of Texas.

High Yield Bond Fund

Mid Cap Value Fund

Wellington Management Company, LLP

(“Wellington Management”)

280 Congress Street, Boston, Massachusetts 02210

Wellington Management is a Massachusetts limited liability partnership and is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.

As of September 30, 2013, Wellington Management had investment management authority with respect to approximately $799 billion in assets.

Christopher A. Jones, CFA, Senior Vice President and Fixed-Income Portfolio Manager of Wellington Management, has served as Portfolio Manager of the High Yield Bond Fund since July 27, 2009. Mr. Jones joined Wellington Management as an investment professional in 1994.

The portion of the Mid Cap Value Fund managed by Wellington Management is managed by James N. Mordy. Mr. Mordy is a Senior Vice President and Equity Portfolio Manager of Wellington Management and has served as Portfolio Manager of the Mid Cap Value Fund since 2002. Mr. Mordy joined Wellington Management as an investment professional in 1985.

Mid Cap Growth Fund

Wells Capital Management Incorporated (“WellsCap”)

525 Market Street, San Francisco, California 94105

WellsCap is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth

MANAGEMENT

individuals. As of September 30, 2013, WellsCap managed over $349.3 billion in assets.

The Mid Cap Growth Fund is managed by an investment team led by Thomas J. Pence, CFA, Michael T. Smith, CFA, and Christopher Warner, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital Management. Mr. Pence has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid-Capitalization, Large Capitalization and Large Capitalization Select and All Capitalization growth portfolios. Mr. Smith serves as a co-portfolio manager at Wells Capital Management on those strategies. Mr. Warner is also a co-portfolio manager at Wells Capital Management and has responsibility for the Fundamental Growth team’s Fundamental Small to Mid and Mid-Capitalization portfolios. Mr. Pence joined WellsCap from Strong Capital Management, having joined Strong in 2000. Mr. Smith joined WellsCap from Strong Capital Management, having joined Strong in 2000. Mr. Warner joined WellsCap from a sell side research associate position at Citigroup in 2007 and was recently appointed co-portfolio manager for the strategy. All three managers have earned the right to use the CFA designation.

How VALIC is Paid for its Services

Each Fund pays VALIC a monthly fee based on a percentage of average daily net assets.

A discussion of the basis for the Board of Trustees’ approval of the investment advisory agreements is available in VC II’s most recent annual report for the period ended August 31. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.” Here is a list of the percentages each Fund paid VALIC for the fiscal year ended August 31, 2013.

Fund Name	Advisory Fee Paid (as a percentage of average daily net assets)

Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.55%
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.45%
High Yield Bond Fund	0.62%
International Opportunities Fund	0.82%
Large Cap Value Fund	0.50%
Mid Cap Growth Fund	0.76%
Mid Cap Value Fund	0.70%
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.25%
Small Cap Growth Fund	0.85%
Small Cap Value Fund	0.66%

Socially Responsible Fund	0.25%
Strategic Bond Fund	0.52%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Annual Fund Operating Expenses Fund’s Summary.

Additional Information about Fund Expenses

Commission Recapture Program. Through a commission recapture program a portion of the Funds’ expenses have been reduced. “Other Expenses,” as reflected in the Annual Fund Operating Expenses on each Fund Summary, does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account, “Total Annual Fund Operating Expenses After Expense Reimbursement” would be as follows: Capital Appreciation Fund, 0.84%; Large Cap Value Fund, 0.80%; Mid Cap Growth Fund, 0.84%; Small Cap Growth Fund, 1.15%; and Small Cap Value Fund, 0.94%.

Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by a Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. Such fees and expenses will vary based on a Fund’s allocation of assets to, and the annualized new expenses of, the particular Acquired Fund.

For certain Funds, the impact of these fees and expenses are reflected in “Total Annual Fund Operating Expenses After Expense Reimbursement” if such fees were greater than 0.01%. For the following Funds, the Acquired Fund Fees and Expenses were less than 0.01% and are included in “Other Expenses” included in the Total Annual Fund Operating Expenses: Capital Appreciation Fund, International Opportunities Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund.

Money Market II Fund. In order to avoid a negative yield, VALIC may reimburse expenses or waive fees of the Money Market II Fund. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield. For the fiscal year ended August 31, 2013, VALIC voluntarily waived fees or reimbursed expenses in the amount of 0.35%, resulting in Total Annual Fund Operating Expenses After Expense Reimbursement of 0.20%.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2009 through 2013 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public

Accounting Firm of VC II, whose report, along with the Funds’ financial statements, is included in the VC II annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Aggressive Growth Lifestyle Fund										Capital Appreciation Fund
	Year Ended August 31,										Year Ended August 31,
	2013		2012		2011		2010		2009		2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value at beginning of period	$9.22		$8.44		$7.41		$6.96		$10.63		$10.92	$9.37	$8.01	$7.51	$10.24

Income (loss) from investment operations:
Net investment income (loss)(d)	0.11		0.14		0.19		0.22		0.14		0.07	0.05	0.05	0.05	0.05
Net realized and unrealized gain (loss) on investments and foreign currencies	1.10		0.79		1.02		0.35		(1.71)		1.88	1.55	1.35	0.54	(2.77)
Net increase from payments by affiliates	–		–		–		–		–		–	–	–	–	–

Total income (loss) from investment operations	1.21		0.93		1.21		0.57		(1.57)		1.95	1.60	1.40	0.59	(2.72)

Distributions from:
Net investment income	(0.13)		(0.15)		(0.18)		(0.12)		(0.22)		(0.05)	(0.05)	(0.04)	(0.09)	(0.01)
Net realized gain on securities	–		–		–		–		(1.88)		–	–	–	–	–

Total distributions	(0.13)		(0.15)		(0.18)		(0.12)		(2.10)		(0.05)	(0.05)	(0.04)	(0.09)	(0.01)

Net asset value at end of period	$10.30		$9.22		$8.44		$7.41		$6.96		$12.82	$10.92	$9.37	$8.01	$7.51

TOTAL RETURN(a)	13.21%		11.15%		16.33%		8.11%		(10.48)%		17.93%	17.13%	17.41%	7.79%	(26.59)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.15	%(e)	0.16	%(e)	0.18	%(e)	0.20	%(e)	0.26	%(e)	1.01%	1.07%	1.03%	1.08%	1.06%
Ratio of expense reductions to average net assets	–		–		–		–		–		0.01%	0.01%	–	–	–
Ratio of net investment income (loss) to average net assets(b)	1.11	%(e)	1.62	%(e)	2.26	%(e)	2.92	%(e)	2.16	%(e)	0.58%	0.53%	0.48%	0.56%	0.74%
Ratio of net investment income (loss) to average net assets(c)	1.06	%(e)	1.55	%(e)	2.18	%(e)	2.81	%(e)	2.01	%(e)	0.42%	0.32%	0.29%	0.33%	0.53%
Portfolio turnover rate	41%		44%		62%		43%		151%		44%	119%	52%	61%	54%
Number of shares outstanding at end of period (000’s)	38,755		34,029		21,941		16,549		13,454		5,470	5,443	4,674	5,069	6,456
Net assets at the end of period (000’s)	$399,133		$313,655		$185,211		$122,655		$93,696		$70,095	$59,413	$43,798	$40,601	$48,510

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	Does not include underlying fund expenses that the Fund bears indirectly.

FINANCIAL HIGHLIGHTS

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Conservative Growth Lifestyle Fund										Core Bond Fund
	Year Ended August 31,										Year Ended August 31,
	2013		2012		2011		2010		2009		2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value at beginning of period	$12.02		$11.22		$10.31		$9.60		$10.23		$11.41	$10.90	$10.68	$9.96	$10.08

Income (loss) from investment operations:
Net investment income (loss)(d)	0.26		0.29		0.34		0.39		0.33		0.23	0.30	0.38	0.42	0.51
Net realized and unrealized gain (loss) on investments and foreign currencies	0.32		0.86		0.87		0.63		(0.53)		(0.43)	0.56	0.13	0.82	0.09
Net increase from payments by affiliates	–		–		–		–		–		–	–	–	–	–

Total income (loss) from investment operations	0.58		1.15		1.21		1.02		(0.20)		(0.20)	0.86	0.51	1.24	0.60

Distributions from:
Net investment income	(0.24)		(0.27)		(0.30)		(0.31)		(0.26)		(0.32)	(0.30)	(0.29)	(0.52)	(0.72)
Net realized gain on securities	(0.23)		(0.08)		–		–		(0.17)		(0.20)	(0.05)	–	–	–

Total distributions	(0.47)		(0.35)		(0.30)		(0.31)		(0.43)		(0.52)	(0.35)	(0.29)	(0.52)	(0.72)

Net asset value at end of period	$12.13		$12.02		$11.22		$10.31		$9.60		$10.69	$11.41	$10.90	$10.68	$9.96

TOTAL RETURN(a)	4.93%		10.50%		11.82%		10.69%		(1.36)%		(1.95)%	8.08%	4.89%	12.95%	6.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.77%	0.77%	0.77%	0.77%	0.77%
Ratio of expenses to average net assets(c)	0.16	%(e)	0.18	%(e)	0.20	%(e)	0.23	%(e)	0.31	%(e)	0.84%	0.86%	0.88%	0.90%	0.98%
Ratio of expense reductions to average net assets	–		–		–		–		–		–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	2.12	%(e)	2.59	%(e)	3.05	%(e)	3.93	%(e)	3.84	%(e)	2.12%	2.79%	3.65%	4.23%	5.38%
Ratio of net investment income (loss) to average net assets(c)	2.06	%(e)	2.51	%(e)	2.95	%(e)	3.81	%(e)	3.63	%(e)	2.05%	2.70%	3.53%	4.10%	5.17%
Portfolio turnover rate	53%		36%		66%		40%		180%		175%	177%	161%	178%	134%
Number of shares outstanding at end of period (000’s)	21,622		16,819		10,665		8,001		6,004		72,290	55,895	39,745	22,810	16,054
Net assets at the end of period (000’s)	$262,360		$202,134		$119,710		$82,508		$57,659		$772,784	$637,701	$433,168	$243,578	$159,971

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	Does not include underlying fund expenses that the Fund bears indirectly.

FINANCIAL HIGHLIGHTS

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	High Yield Bond Fund					International Opportunities Fund
	Year Ended August 31,					Year Ended August 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value at beginning of period	$7.64	$7.28	$7.36	$6.78	$8.43	$11.87	$12.47	$11.23	$10.95	$14.58

Income (loss) from investment operations:
Net investment income (loss)(d)	0.44	0.46	0.56	0.60	0.68	0.14	0.20	0.16	0.11	0.16
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.03)	0.45	(0.05)	0.60	(1.61)	2.04	(0.59)	1.21	0.33	(2.92)
Net increase from payments by affiliates	–	–	–	–	–	–	–	–	–	–

Total income (loss) from investment operations	0.41	0.91	0.51	1.20	(0.93)	2.18	(0.39)	1.37	0.44	(2.76)

Distributions from:
Net investment income	(0.42)	(0.55)	(0.59)	(0.62)	(0.72)	(0.27)	(0.21)	(0.13)	(0.16)	(0.14)
Net realized gain on securities	–	–	–	–	–	–	–	–	–	(0.73)

Total distributions	(0.42)	(0.55)	(0.59)	(0.62)	(0.72)	(0.27)	(0.21)	(0.13)	(0.16)	(0.87)

Net asset value at end of period	$7.63	$7.64	$7.28	$7.36	$6.78	$13.78	$11.87	$12.47	$11.23	$10.95

TOTAL RETURN(a)	5.46%	13.18%	7.00%	18.42%	(7.97)%	18.58%	(2.95)%	12.14%	4.04%	(17.61)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.96%	0.96%	0.96%	0.97%	0.99%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets(c)	1.01%	1.02%	1.03%	1.06%	1.16%	1.31%	1.31%	1.28%	1.26%	1.32%
Ratio of expense reductions to average net assets	–	–	–	–	–	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	5.77%	6.26%	7.48%	8.44%	11.11%	1.08%	1.70%	1.18%	0.94%	1.71%
Ratio of net investment income (loss) to average net assets(c)	5.73%	6.20%	7.42%	8.35%	10.94%	0.76%	1.39%	0.91%	0.69%	1.40%
Portfolio turnover rate	34%	38%	47%	47%	91%	62%	164%	66%	126%	132%
Number of shares outstanding at end of period (000’s)	44,801	37,281	36,022	35,452	28,189	38,063	41,554	46,945	48,205	51,389
Net assets at the end of period (000’s)	$341,751	$284,818	$262,380	$261,050	$191,246	$524,503	$493,207	$585,357	$541,326	$562,725

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

FINANCIAL HIGHLIGHTS

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Large Cap Value Fund					Mid Cap Growth Fund
	Year Ended August 31,					Year Ended August 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value at beginning of period	$11.67	$10.41	$9.26	$9.37	$12.51	$8.45	$7.93	$6.28	$5.79	$7.42

Income (loss) from investment operations:
Net investment income (loss)(d)	0.19	0.15	0.11	0.14	0.15	0.00	0.00	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	2.81	1.22	1.18	(0.07)	(3.00)	1.42	0.52	1.67	0.51	(1.59)
Net increase from payments by affiliates	–	–	–	–	–	–	–	–	–	–

Total income (loss) from investment operations	3.00	1.37	1.29	0.07	(2.85)	1.42	0.52	1.65	0.49	(1.60)

Distributions from:
Net investment income	(0.16)	(0.11)	(0.14)	(0.18)	(0.29)	(0.01)	–	–	–	–
Net realized gain on securities	–	–	–	–	–	(0.10)	–	–	–	(0.03)

Total distributions	(0.16)	(0.11)	(0.14)	(0.18)	(0.29)	(0.11)	–	–	–	(0.03)

Net asset value at end of period	$14.51	$11.67	$10.41	$9.26	$9.37	$9.76	$8.45	$7.93	$6.28	$5.79

TOTAL RETURN(a)	26.02%	13.30%	13.84%	0.61%	(22.55)%	17.06%	6.56%	26.27%	8.46%	(21.43)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.81%	0.81%	0.81%	0.81%	0.81%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.91%	0.93%	0.93%	0.93%	0.97%	1.18%	1.18%	1.19%	1.15%	1.25%
Ratio of expense reductions to average net assets	0.01%	0.02%	0.01%	0.00%	0.01%	0.01%	0.03%	0.02%	0.01%	0.05%
Ratio of net investment income (loss) to average net assets(b)	1.40%	1.33%	0.98%	1.41%	1.70%	0.02%	0.02%	(0.32)%	(0.33)%	(0.29)%
Ratio of net investment income (loss) to average net assets(c)	1.30%	1.21%	0.86%	1.29%	1.53%	(0.30)%	(0.31)%	(0.66)%	(0.63)%	(0.69)%
Portfolio turnover rate	53%	62%	65%	224%	182%	112%	131%	206%	76%	116%
Number of shares outstanding at end of period (000’s)	12,995	12,913	14,543	15,751	16,825	13,586	16,888	20,333	26,012	27,455
Net assets at the end of period (000’s)	$188,508	$150,682	$151,360	$145,778	$157,711	$132,584	$142,785	$161,271	$163,364	$158,841

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

FINANCIAL HIGHLIGHTS

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Mid Cap Value Fund					Moderate Growth Lifestyle Fund
	Year Ended August 31,					Year Ended August 31,
	2013	2012	2011	2010	2009	2013		2012		2011		2010		2009

PER SHARE DATA
Net asset value at beginning of period	$17.31	$15.28	$13.61	$12.71	$15.31	$13.10		$12.04		$10.81		$10.12		$11.40

Income (loss) from investment operations:
Net investment income (loss)(d)	0.07	0.06	0.04	0.08	0.13	0.21		0.24		0.30		0.37		0.25
Net realized and unrealized gain (loss) on investments and foreign currencies	4.35	2.05	1.74	0.97	(2.40)	1.04		1.06		1.23		0.55		(0.96)
Net increase from payments by affiliates	–	–	–	–	–	–		–		–		–		–

Total income (loss) from investment operations	4.42	2.11	1.78	1.05	(2.27)	1.25		1.30		1.53		0.92		(0.71)

Distributions from:
Net investment income	(0.07)	(0.08)	(0.11)	(0.15)	(0.06)	(0.21)		(0.24)		(0.30)		(0.23)		(0.26)
Net realized gain on securities	–	–	–	–	(0.27)	(0.21)		–		–		–		(0.31)

Total distributions	(0.07)	(0.08)	(0.11)	(0.15)	(0.33)	(0.42)		(0.24)		(0.30)		(0.23)		(0.57)

Net asset value at end of period	$21.66	$17.31	$15.28	$13.61	$12.71	$13.93		$13.10		$12.04		$10.81		$10.12

TOTAL RETURN(a)	25.64%	13.85%	12.98%	8.21%	(14.17)%	9.76%		11.00%		14.20%		9.07%		(5.33)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.05%	1.05%	1.05%	1.05%	1.05%	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)
Ratio of expenses to average net assets(c)	1.08%	1.11%	1.15%	1.11%	1.17%	0.14	%(e)	0.16	%(e)	0.17	%(e)	0.18	%(e)	0.22	%(e)
Ratio of expense reductions to average net assets	0.00%	0.01%	0.02%	0.02%	0.03%	–		–		–		–		–
Ratio of net investment income (loss) to average net assets(b)	0.37%	0.39%	0.23%	0.54%	1.22%	1.55	%(e)	1.99	%(e)	2.47	%(e)	3.45	%(e)	2.81	%(e)
Ratio of net investment income (loss) to average net assets(c)	0.34%	0.33%	0.13%	0.48%	1.10%	1.50	%(e)	1.93	%(e)	2.41	%(e)	3.37	%(e)	2.69	%(e)
Portfolio turnover rate	46%	70%	108%	81%	84%	36%		36%		58%		34%		175%
Number of shares outstanding at end of period (000’s)	39,686	40,101	40,315	33,097	37,634	43,504		34,532		23,286		17,832		14,009
Net assets at the end of period (000’s)	$859,611	$694,095	$615,965	$450,578	$478,457	$606,185		$452,347		$280,436		$192,841		$141,786

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	Does not include underlying fund expenses that the Fund bears indirectly.

FINANCIAL HIGHLIGHTS

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Money Market II Fund							Small Cap Growth Fund
	Year Ended August 31,							Year Ended August 31,
	2013	2012	2011		2010		2009	2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value at beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$13.47	$12.87	$10.20	$9.31	$11.46

Income (loss) from investment operations:
Net investment income (loss)(d)	0.00	0.00	0.00		0.00		0.01	(0.09)	(0.07)	(0.10)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.00	0.00	(0.00)		0.00		(0.00)	3.92	1.66	2.77	0.97	(1.96)
Net increase from payments by affiliates	–	–	0.00		0.00		–	–	–	–	–	–

Total income (loss) from investment operations	0.00	0.00	0.00		0.00		0.01	3.83	1.59	2.67	0.89	(2.03)

Distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)		(0.01)	–	–	–	–	–
Net realized gain on securities	–	–	–		–		–	(1.19)	(0.99)	–	–	(0.12)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)		(0.01)	(1.19)	(0.99)	–	–	(0.12)

Net asset value at end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$16.11	$13.47	$12.87	$10.20	$9.31

TOTAL RETURN(a)	0.01%	0.01%	0.01	%(e)	0.01	%(e)	0.89%	31.19%	13.13%	26.18%	9.56%	(17.44)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.20%	0.19%	0.20%		0.37%		0.55%	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of expenses to average net assets(c)	0.65%	0.65%	0.65%		0.64%		0.75%	1.31%	1.33%	1.32%	1.36%	1.49%
Ratio of expense reduction to average net assets	–	–	–		–		–	0.01%	0.01%	0.01%	0.01%	0.01%
Ratio of net investment income (loss) to average net assets(b)	0.01%	0.01%	0.01%		0.01%		0.94%	(0.65)%	(0.52)%	(0.76)%	(0.83)%	(0.88)%
Ratio of net investment income (loss) to average net assets(c)	(0.44)%	(0.45)%	(0.44)%		(0.26)%		0.73%	(0.80)%	(0.69)%	(0.92)%	(1.03)%	(1.21)%
Portfolio turnover rate	N/A	N/A	N/A		N/A		N/A	68%	63%	79%	80%	83%
Number of shares outstanding at end of period (000’s)	186,069	187,696	214,677		214,151		253,830	6,333	6,026	6,124	4,681	4,546
Net assets at the end of period (000’s)	$185,810	$187,430	$214,407		$213,807		$253,242	$102,025	$81,161	$78,839	$47,757	$42,310

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from the effect of payments by an affiliate.

FINANCIAL HIGHLIGHTS

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Small Cap Value Fund						Socially Responsible Fund
	Year Ended August 31,						Year Ended August 31,
	2013	2012		2011	2010	2009	2013	2012	2011		2010	2009

PER SHARE DATA
Net asset value at beginning of period	$12.68	$12.41		$10.27	$9.88	$13.75	$12.53	$10.92	$9.34		$8.93	$11.39

Income (loss) from investment operations:
Net investment income (loss)(d)	0.13	0.07		0.04	0.06	0.15	0.21	0.16	0.13		0.12	0.14
Net realized and unrealized gain (loss) on investments and foreign currencies	3.33	0.71		2.23	0.43	(3.28)	2.31	1.60	1.57		0.44	(2.37)
Net increase from payments by affiliates	–	0.00		–	–	–	–	–	–		–	–

Total income (loss) from investment operations	3.46	0.78		2.27	0.49	(3.13)	2.52	1.76	1.70		0.56	(2.23)

Distributions from:
Net investment income	(0.07)	(0.12)		(0.13)	(0.10)	(0.12)	(0.21)	(0.15)	(0.12)		(0.15)	(0.19)
Net realized gain on securities	(0.24)	(0.39)		–	–	(0.62)	–	–	–		–	(0.04)

Total distributions	(0.31)	(0.51)		(0.13)	(0.10)	(0.74)	(0.21)	(0.15)	(0.12)		(0.15)	(0.23)

Net asset value at end of period	$15.83	$12.68		$12.41	$10.27	$9.88	$14.84	$12.53	$10.92		$9.34	$8.93

TOTAL RETURN(a)	27.78%	6.58	%(f)	22.06%	4.96%	(21.71)%	20.40%	16.34%	18.19	%(e)	6.23%	(19.20)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.95%	0.95%		0.95%	0.95%	0.95%	0.56%	0.56%	0.56%		0.56%	0.56%
Ratio of expenses to average net assets(c)	1.05%	1.08%		1.07%	1.14%	1.11%	0.62%	0.63%	0.63%		0.63%	0.69%
Ratio of expense reductions to average net assets	0.01%	0.01%		0.01%	0.01%	0.00%	–	–	–		–	0.02%
Ratio of net investment income (loss) to average net assets(b)	0.91%	0.58%		0.33%	0.52%	1.77%	1.56%	1.39%	1.19%		1.20%	1.79%
Ratio of net investment income (loss) to average net assets(c)	0.81%	0.46%		0.21%	0.33%	1.60%	1.49%	1.33%	1.12%		1.13%	1.67%
Portfolio turnover rate	81%	96%		116%	132%	32%	39%	44%	81%		98%	86%
Number of shares outstanding at end of period (000’s)	32,045	32,052		32,626	33,825	34,981	39,040	47,833	60,129		72,022	73,479
Net assets at the end of period (000’s)	$507,366	$406,471		$404,748	$347,417	$345,551	$579,372	$599,500	$656,395		$672,566	$656,132

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.
(f)	The Fund’s performance figure was decreased by less than 0.01% from losses realized on the disposal of investments in violation of investment restrictions.

FINANCIAL HIGHLIGHTS

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Strategic Bond Fund
	Year Ended August 31,
	2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value at beginning of period	$11.78	$11.31	$11.22	$10.29	$11.10

Income (loss) from investment operations:
Net investment income (loss)(d)	0.46	0.49	0.60	0.60	0.66
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.44)	0.58	0.09	0.85	(0.60)
Net increase from payments by affiliates	–	–	–	–	–

Total income (loss) from investment operations	0.02	1.07	0.69	1.45	0.06

Distributions from:
Net investment income	(0.46)	(0.60)	(0.60)	(0.52)	(0.87)
Net realized gain on securities	(0.11)	–	–	–	–

Total distributions	(0.57)	(0.60)	(0.60)	(0.52)	(0.87)

Net asset value at end of period	$11.23	$11.78	$11.31	$11.22	$10.29

TOTAL RETURN(a)	0.03%	9.97%	6.36%	14.51%	2.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets(c)	0.91%	0.93%	0.95%	0.95%	1.05%
Ratio of expense reductions to average net assets	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	4.00%	4.39%	5.33%	5.65%	7.01%
Ratio of net investment income (loss) to average net assets(c)	3.98%	4.35%	5.27%	5.59%	6.85%
Portfolio turnover rate	164%	191%	144%	141%	129%
Number of shares outstanding at end of period (000’s)	61,398	53,061	44,277	41,249	34,144
Net assets at the end of period (000’s)	$689,403	$624,863	$500,792	$462,619	$351,498

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?

The Statement of Additional Information (“SAI”) incorporated by reference into this prospectus contains additional information about VC II’s operations.

Further information about the Funds’ investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected the Funds’ performance results during its last fiscal year.

The Variable Annuity Life Insurance Company (“VALIC”) can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. VC II’s prospectus, SAI, and shareholder reports are available online at http://www.valic.com/Prospectuses-Reports_3240_424368.html.

The Securities and Exchange Commission (“SEC”) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at http://www.sec.gov. If you wish to review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.

Investment Company Act filing number 811-08789

VALIC COMPANY II

Ticker Symbol:
Aggressive Growth Lifestyle Fund	VAGLX
Capital Appreciation Fund	VCCAX
Conservative Growth Lifestyle Fund	VCGLX
Core Bond Fund	VCCBX
High Yield Bond Fund	VCHYX
International Opportunities Fund	VISEX
Large Cap Value Fund	VACVX
Mid Cap Growth Fund	VAMGX
Mid Cap Value Fund	VMCVX
Moderate Growth Lifestyle Fund	VMGLX
Money Market II Fund	VIIXX
Small Cap Growth Fund	VASMX
Small Cap Value Fund	VCSVX
Socially Responsible Fund	VCSRX
Strategic Bond Fund	VCSBX

STATEMENT OF ADDITIONAL INFORMATION

PART B

January 1, 2014

This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company II (“VC II”). It should be read in conjunction with the Prospectus. The SAI relates to the Prospectus dated January 1, 2014. VC II’s Annual Report dated August 31, 2013 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company (“VALIC”), a Prospectus may be obtained by visiting http:/www.VALIC.com/Prospectuses-Reports_3240-424368, or upon request by calling 1-800-448-2542, or writing VC II at Document Control, P.O. Box 15648, Amarillo, Texas 79105-5648.

i

ii

GENERAL INFORMATION AND HISTORY

VC II was organized as a Delaware statutory trust on May 6, 1998, by VALIC and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with VC II and subject to the authority of VC II’s Board of Trustees (the “Board”), VALIC serves as VC II’s investment adviser and conducts the business and affairs of VC II. Additionally, VALIC has engaged one or more investment sub-advisers (each hereinafter referred to as a “Sub-adviser”) to provide investment sub-advisory services for each Fund subject to VALIC’s oversight. VC II consists of fifteen separate investment portfolios (hereinafter collectively referred to as the “Funds” or individually as a “Fund”), each of which is, in effect, a separate mutual fund issuing its own separate class of shares of beneficial interest. The Aggressive Growth Lifestyle Fund, the Conservative Growth Lifestyle Fund, and Moderate Growth Lifestyle Fund are collectively referred to as the “Lifestyle Funds.” Each of the Funds is “diversified” as the term is used in the 1940 Act.

VC II issues shares of beneficial interest of each Fund to individual retirement accounts (“IRAs”), to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the “Plans” and each a “Plan”) and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the “Contracts”).

VC II was originally named American General Series Portfolio Company 3. The name changed to North American Funds Variable Product Series II on October 1, 2001. Subsequently, on December 31, 2001, the name changed to VALIC Company II. The individual Fund names also changed on December 31, 2001, as noted below. On May 1, 2008, the trust’s name changed to AIG Retirement Company II; and it was renamed VALIC Company II on May 1, 2009. Effective May 1, 2012, the International Small Cap Equity Fund changed its name to International Opportunities Fund.

Name Prior to 10/1/2000	Name from 10/01/2000 to 12/31/2001	Name effective 12/31/2001
American General Aggressive Growth Lifestyle Fund	North American – AG Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund
American General Conservative Growth Lifestyle Fund	North American – AG Conservative Growth Lifestyles Fund	Conservative Growth Lifestyle Fund
American General Core Bond Fund	North American – AG Core Bond Fund	Core Bond Fund
American General High Yield Bond Fund	North American – AG High Yield Bond Fund	High Yield Bond Fund
American General International Growth Fund	North American International Growth Fund	International Growth II Fund*
American General Large Cap Growth Fund	North American – AG Goldman Sachs Large Cap Growth Fund	Capital Appreciation Fund
American General Large Cap Value Fund	North American – AG State Street Large Cap Value Fund	Large Cap Value Fund
American General Mid Cap Growth Fund	North American – AG INVESCO MidCap Growth Fund	Mid Cap Growth Fund
American General Mid Cap Value Fund	North American – AG Neuberger Berman MidCap Value Fund	Mid Cap Value Fund
American General Moderate Growth Lifestyle Fund	North American – AG Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund
American General Money Market Fund	North American – AG 2 Money Market Fund	Money Market II Fund
American General Small Cap Growth Fund	North American – J.P. Morgan Small Cap Growth Fund	Small Cap Growth Fund
American General Small Cap Value Fund	North American Small Cap Value Fund	Small Cap Value Fund
American General Socially Responsible Fund	North American – AG Socially Responsible Fund	Socially Responsible Fund
American General Strategic Bond Fund	North American – AG Strategic Bond Fund	Strategic Bond Fund

*	The name of International Growth II Fund changed to International Small Cap Equity Fund effective October 11, 2004.

INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objective(s), policies, and investment program of each Fund, may only be changed with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (i) 67% or more of the voting securities present in person or by proxy at a shareholders’ meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions, which have been approved by VC II’s Board. Non-fundamental investment restrictions and operating policies may be changed by VC II’s Board without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund’s total assets for compliance with any of the investment restrictions or any other investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody’s International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (iv) personal credit and business credit businesses will be considered separate industries.

Fundamental Investment Restrictions

Borrowing

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

Commodities

All Funds: No Fund may purchase or sell physical commodities except that each Fund (other than the Lifestyle Funds and the Money Market II Fund) may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

Concentration

All Funds, except the Lifestyle Funds: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

Explanation: With respect to the Lifestyle Funds, each Lifestyle Fund may invest more than 25% of its assets in Funds of VC II or VALIC Company I (“VC I”).

Diversification

All Funds: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. The Funds are classified as diversified under the 1940 Act. This means that each Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, (a) with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Issuance of Senior Securities

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission (“SEC”) staff interpretation of the 1940 Act.

Lending

All Funds, except the Lifestyle Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Explanation: The Lifestyle Funds may not engage in lending securities.

Real Estate

All Funds: No Fund may purchase or sell real estate except that each Fund (other than the Lifestyle Funds and the Money Market II Fund) may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

Underwriting

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

Non-Fundamental Investment Restrictions

Control of Companies. Each Fund may not invest in companies for the purpose of exercising management control or influence, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act (See Operating Policies shown below for additional information on investment company security investment restrictions).

Illiquid Securities. Each Fund (other than the Lifestyle Funds) may not invest more than 15% (5% for the Money Market II Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. The Lifestyle Funds may not invest in illiquid securities. This restriction on illiquid investments is applicable at all times.

Foreign Securities. To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities up to the percentage of total assets referenced. American Depositary Receipts (“ADRs”) and U.S. dollar-denominated securities of foreign issuers are not excluded from such percentage limitation for each Fund other than the Mid Cap Growth Fund and the Strategic Bond Fund. With respect to the Mid Cap Growth Fund and the Strategic Bond Fund, ADRs, U.S. dollar-denominated securities of foreign issuers and Canadian securities are excluded from such percentage limitations.

100%	International Opportunities Fund

50%	Strategic Bond Fund

40%	Core Bond Fund

35%	High Yield Bond Fund

25%	Mid Cap Growth Fund
Small Cap Value Fund
Small Cap Growth Fund

20%	Capital Appreciation Fund
Large Cap Value Fund
Mid Cap Value Fund
Money Market II Fund (payable in U.S. Dollars)
Socially Responsible Fund

0%	Lifestyle Funds*

*	Each Lifestyle Fund invests indirectly in equity securities of international companies through its investments in Underlying Funds.

Margin. Each Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

Short Sales. Each Fund, other than the Lifestyle Funds and the Money Market II Fund, may not sell securities short except to the extent permitted by applicable law.

Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies below for additional information on investment company security investment restrictions.)

Operating Policies

Asset-Backed Securities

All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

Single Investment Companies

All Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 5% of its total assets in a single investment company.

Total Investment Company Investment

All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 10% of its total assets in investment company securities.

Single Investment Company Voting Securities

All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 3% of its total assets in the voting securities of a single investment company.

Certificates of Deposit and Bankers Acceptances

All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

Zero Coupon Bonds

The High Yield Bond Fund may invest up to 15% of its net assets in zero coupon securities (securities not paying current cash interest).

INVESTMENT PRACTICES

Although the Lifestyle Funds may not engage directly in the investment practices described below, they may indirectly engage in such practice through the purchase of shares of underlying funds of VC II and VC I, which may engage in such practices. For ease of reference, a table reflecting the investment practices in which the Funds may engage is located in Appendix B. In the event of any discrepancy between Appendix B and the disclosure contained in the Prospectus and SAI, the latter shall control.

Adjustable Rate Securities

Each Fund, other than the Lifestyle Funds, may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (i) at any time upon notice of usually 30 days or less, or (ii) at specified intervals, not exceeding 13 months, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Asset-Backed Securities

Each Fund, other than the Lifestyle Funds, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Bank Obligations

Each Fund, other than the Lifestyle Funds, may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% in the case of the Money Market II Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to a Fund’s limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Brady Bonds

Each Fund, other than the Lifestyle Funds and the Small Cap Value Fund, in accordance with its investment objectives, policies and investment program, may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This was an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Fund may purchase Brady Bonds with no or limited collateralization, and would be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Catastrophe Bonds

Each Fund, other than the Lifestyle Funds and the Small Cap Value Fund, in accordance with its investment objectives, policies and investment program, may invest in “catastrophe bonds.” Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below for more information with respect to the risks associated with illiquid securities. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Collateralized Bond Obligations (“CBOs”)

The High Yield Bond Fund may invest in CBOs. CBOs are structured products backed by a diversified pool of high yield public or private fixed-income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranch of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranch of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Convertible Securities

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in convertible securities of foreign or domestic issuers. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objectives.

Depositary Receipts

Each Fund, other than the Lifestyle Funds and the Money Market II Fund, may invest in Depositary Receipts. Depositary Receipts include ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be connected.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds’ exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. For purposes of a Fund’s investment policies, the Funds’ investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Eurodollar Obligations

Each Fund, except the Capital Appreciation Fund and the Lifestyle Funds, in accordance with its investment objective(s), policies, and investment program, may invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. VC II believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail in the view that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

Each Fund, other than the Lifestyle Funds, Money Market II Fund, and Capital Appreciation Fund, in accordance with its investment objectives, policies and investment program, may purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed-income securities are linked.

Fixed-Income Securities

Each Fund, except the Lifestyle Funds, may invest in fixed-income securities, also referred to as debt securities. Fixed-income securities are considered high-quality if they are rated at least Aa by Moody’s Investors Service, Inc.

(“Moody’s”) or its equivalent by any other Nationally Recognized Statistical Ratings Organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality fixed-income securities are considered to have a very strong capacity to pay principal and interest. Fixed-income securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by Standard & Poor’s Corporation (“S&P”) or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade fixed-income securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See Appendix A regarding “Description of Corporate Bond Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality fixed-income securities and their risks.

The maturity of fixed-income securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of fixed-income securities, while an increase in interest rates generally reduces their value.

Lower Rated Fixed-Income Securities (“Junk Bonds”)

The Core Bond Fund (up to 20% of its total assets), the High Yield Bond Fund, the Mid Cap Value Fund (up to 5% of its total assets) and the Strategic Bond Fund may invest in below investment grade fixed-income securities. Issuers of lower rated securities or, if unrated, securities that are determined to be of equivalent investment quality (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated fixed-income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated fixed-income securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated fixed-income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated fixed-income securities are likely to adversely affect a Fund’s net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed-income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed-income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, a Sub-adviser will monitor the issuers of lower rated fixed-income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity within the parameters of the Fund’s investment policies. The Sub-advisers will not necessarily dispose of a portfolio security when its ratings have been changed.

Foreign Currency Exchange Transactions and Forward Contracts

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may enter into forward foreign currency exchange contracts for various purposes, including to facilitate settlement of foreign currency denominated Fund transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates, to hedge exposure to benchmark currency allocations, to manage and/or gain exposure to certain foreign currencies or to enhance return. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1.     Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a “settlement hedge” or “transaction hedge,” protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., settled). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as “anticipatory hedging.”

2.     Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a “position hedge.” For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro’s value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge, often called a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Risks to the Funds of entering into forward contracts include counterparty risk and market risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund’s best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased; much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, the Sub-adviser could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency’s value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency’s appreciation. Similarly, if the Sub-adviser increases a Fund’s exposure to a currency and that currency’s value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the “Custodian” or “State Street”) will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

Foreign Securities

Each Fund, except the Lifestyle Funds, may invest in foreign securities.

A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States.

In addition, each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within Europe as well as globally. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Emerging Markets

Each Fund, except the Capital Appreciation Fund, the Money Market II Fund and the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in companies located in emerging market countries. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund, except the Lifestyle Funds, may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (i) registered abroad and traded exclusively in foreign markets or (ii) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short- term high quality foreign money market securities without limitation.

Hybrid Instruments

Each of the Funds, other than the Lifestyle Funds, the Money Market II Fund and the Large Cap Value Fund, may invest in hybrid instruments, up to 10% of total assets. Hybrid instruments, which include indexed or structured securities, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Hybrid instruments include “market access products,” which are often referred to as equity-linked notes. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of the agreement, an access product may lose value regardless of the strength of the underlying stock.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments to 10% of total assets.

Hybrid instruments also include Participation Notes and Participatory Notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to the counterparty risk (and this risk may be amplified if a Fund purchases P-notes from only a small number of issuers). The International Opportunities Fund may invest no more than 5% of assets in P-notes.

Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment in the structured security. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference (i.e., leveraged structured securities). Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments (e.g., investment grade corporate bonds). Structured securities generally will expose the Fund to credit risk, illiquidity risk and market risk.

Contingent convertible securities (sometimes referred to as “CoCos”) are a type of hybrid security that under certain circumstances either (i) converts into common shares of the issuer or (ii) undergoes a principal write-down. The mandatory conversion/write-down provision might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger the automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Should an instrument undergo a write-down, investors may lose some or all of their original investment.

Illiquid Securities

Subject to their investment restrictions, each Fund, except the Lifestyle Funds, may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund’s net assets as shown in the non-fundamental investment restrictions.

Inflation-Indexed Bonds

Each Fund, other than the Lifestyle Funds and the Money Market II Fund, in accordance with its investment objectives, policies and investment program, may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal values are periodically adjusted according to the rate of inflation. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed “real coupon” or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In the period of deflation payments may decrease to zero, but in any event will not be less than zero. Inflation-indexed bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five, ten or thirty years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, then real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), then investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as those of the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Initial Public Offerings (“IPOs”)

The International Opportunities Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund may invest in IPOs. As such, a portion of each Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as a Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

A Fund’s purchase of shares issued as part of, or a short period after, companies’ IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Interfund Borrowing and Lending Program

VC II has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for a comparable transaction. In addition, the Fund may participate in the program only to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy or restriction on borrowing.

International Bonds

Each Fund, except the Money Market II Fund, the Lifestyle Funds and the Small Cap Value Fund, may, in accordance with its investment practices and policies may invest in international bonds, which include U.S. dollar-denominated bonds issued by foreign corporations for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Euro Bonds”). International bonds may involve special risks and considerations not typically associated with investing in U.S. companies, including differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund’s investment in international bonds also may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Lending Portfolio Securities

Each Fund, other than the Lifestyle Funds, may make secured loans of its portfolio securities in accordance with its investment practices and policies. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Funds.

Collateral Requirements. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market value on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC and agreed upon by the Fund and the Custodian. The initial collateral received shall have a value of 102% or 105% of the market value of the loaned securities for domestic securities and non-domestic securities, respectively. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

Rights with Respect to Loaned Securities. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days and returned to the Fund within a period of time specified in the respective securities loan agreement and in no event later than the end of the customary settlement period for such loaned securities. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund may call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund’s investment in the securities being loaned. Although the Funds’ programs allow for the recall of securities for any reason, VALIC may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Termination of Loans. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks.

On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders, administrative, and custodial fees in connection with a loan of its securities. Although there can be no assurance that the risks described above will not adversely affect the Fund, VALIC believes that the potential benefits that may accrue to the Fund as a consequence of securities lending will outweigh any such increase in risk.

Loan Participations and Assignments

Each Fund, other than the Lifestyle Funds, may invest in loan participations and assignments. Loan participations include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interposed between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities as described above. Loan participations and assignments may be considered liquid, as determined by the Fund’s Sub-adviser.

Mortgage-Related Securities

Each Fund, other than the Lifestyle Funds, may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.”

Recent Market Events. Beginning in 2007, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline and putting additional downward pressure on prices of other securities. Such events may have an adverse effect on the Funds.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a “Senior Preferred Stock Purchase Agreement”) with each of FNMA and FHLMC under which, if FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient’s (FNMA or FHLMC, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. FNMA and FHLMC are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.

It is not known when or how the conservatorships will be terminated or what changes to FNMA’s and FHLMC’s business structures will be made during or following the termination of the conservatorships. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of FNMA and FHLMC or the privatization of such entities. On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provides that the Obama Administration will work with FHFA to determine the best way to responsibly reduce FNMA’s and FHLMC’s role in the market and ultimately wind down both institutions although no definitive plan has been released to date.

On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by FNMA and FHLMC to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of FNMA and FHLMC participate in these programs in large numbers, it is likely that the costs incurred by FNMA and FHLMC associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC, no assurance can be given that the initiatives described above will be successful. The obligations of FNMA and FHLMC are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than FNMA and FHLMC.

FNMA and FHLMC has each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed-income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantors of mortgage-related securities are GNMA, the FNMA and the FHLMC. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets VC II’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet VC II’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed-income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in CMO residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption there from, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Mortgage Dollar Rolls

Each Fund, except the Money Market II Fund and the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in mortgage dollar rolls. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by the GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (“SMBSs”)

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in SMBSs to the extent such investments are consistent with a Fund’s investment objective and strategies. SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Options and Futures Contracts

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in Options and Futures Contracts as described in more detail herein. With respect to each Fund, except the Money Market II Fund and other lifestyle Funds, may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund’s securities or an increase in prices of securities that may be purchased, or to generate income.

Options on Securities and Securities Indices

Each Fund, except those previously noted, may write covered call and put options on securities and securities indices. The International Opportunities Fund may also write covered call and put options on foreign currencies that correlate with the Fund’s portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or “strike” price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To “cover” a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant (“FCM”) as margin, equals the market value of the instruments underlying the put option written.

Each of these Funds, except those previously noted, may write options on securities and securities indices. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund’s position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund’s position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index “multiplier.”

Call or put options on a stock index may be written at an exercise or “strike” price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be “in the money.” In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500® Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as might now or in the future be available.

Each Fund, except those previously noted, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. The International Opportunities Fund may purchase put options on foreign currencies that correlate with the Fund’s portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by the Funds, the Funds may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. All of the Funds, except those previously noted, may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula to determine the maximum price at which each Fund can repurchase the option at any time may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” The Funds have established standards of creditworthiness for these primary dealers.

Writing Covered Call and Put Options and Purchasing Call and Put Options

All of the Funds, except those previously noted, may write exchange-traded covered call and put options on or relating to specific securities for the reasons described earlier. The International Opportunities Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated. To “cover” an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

Each Fund, except those previously noted, in accordance with its investment objective(s) and investment program(s), may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund’s portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Each Fund, other than those previously noted, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund’s particular portfolio securities. The International Opportunities Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund’s securities are denominated.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted options may be used by a Fund in accordance with its investment objectives, policies and investment program. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options: that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit quality to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is “in-the-money.”

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options — the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options — the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options — possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund’s portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund’s investment results may have been better without the hedge.

Futures Contracts

Each Fund, except those previously noted, in accordance with its investment objective(s), investment program, policies, and restrictions may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, to manage duration and yield curve positioning or to enhance income or total return. The Funds may also write covered call options and purchase put and call options on futures contracts for the same purposes or to earn additional income. Each Fund, other than those previously noted, in accordance with its investment objectives, policies and investment program may also write covered put options on stock index futures contracts and may utilize currency futures contracts and both listed and unlisted futures contracts and options thereon.

Futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities; it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. A public market currently exists for stock index futures contracts based on the S&P 500® Index, the New York Stock Exchange Composite Index, the Value Line Stock

Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or until cash settlement is required, but instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted futures contracts, which may be purchased or sold only by a Fund, except those previously noted, in accordance with its investment objectives, policies and investment program, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund’s total assets. In making such determination, the value of unlisted futures contracts will be based upon the “face amount” of such contracts.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a futures contract represents a good faith deposit securing the customer’s contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the futures contract, a process known as “marking to market.”

A Fund, as an internal operating policy, may not hold futures contracts in an amount greater than 33 1/3% of the Fund’s net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Futures Contracts

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may also purchase call and put options on futures contracts and write call options on futures contracts of the type which the particular Fund is authorized to enter into. Options on futures contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into futures contracts, purchasing options on futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or “premium”) paid for the options. Therefore, the purchase of options on futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Futures Contracts

The use of options and futures contracts may entail certain risks including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds’ portfolio securities or currencies, in many cases the options or futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund’s portfolio securities is particularly relevant to futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose, any or all, of the contract’s settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract’s value (marked to market daily) over the contract’s settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund’s portfolio securities “covering” a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following: (i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of “last sale” information for foreign currencies, and (iii) the need to use “odd lot” transactions for underlying currencies at prices less favorable than those for “round lot” transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to “close out” (i.e. terminate) a particular futures contract or option position. This is particularly relevant for over-the-counter options and futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund’s assets posted as margin in connection with these transactions as permitted under the 1940 Act. See “Other Information, Custody of Assets” in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could affect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser’s ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser’s ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under such futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into futures contracts or write put or call options with respect to futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to futures contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.

In February 2012, the CFTC adopted certain regulatory changes that subject the adviser of a registered investment company to registration with the CFTC as a CPO if the company is unable to comply with certain trading and marketing limitations. With respect to investments in commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, a registered investment company must meet one of the following tests: (1) the aggregate initial margin and premiums required to establish the company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed one hundred percent (100%) of the liquidation value of the company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the company many not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or derivatives markets. These went into effect on December 31, 2012. In the event that the Adviser is required to register as a CPO, the disclosure and operations of certain Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase the Funds’ expenses. Other potentially adverse regulatory initiatives could also develop. In August 2013, the CFTC issued a rule (“Harmonization Rule”) that harmonizes certain of the CFTC’s compliance obligations with those of the SEC in order to facilitate compliance with both regulatory regimes. Under the Harmonization Rule, a registered investment company may elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting and recordkeeping requirements. Each of the Funds has claimed exclusion from the definition of a commodity pool under CFTC Rule 4.5.

Other Investment Companies

Each of the Funds, other than the Money Market II Fund and the High Yield Bond Fund, may invest in securities of other investment companies (including HOLDRs and exchange traded funds, or ETFs, including but not limited to iShares and SPDRs, as described below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Fund from acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

Holding Company Depositary Receipts (“HOLDRs”) are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices or various countries and regions. iShares are managed by BlackRock Fund Advisors and are listed on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the NYSE Arca. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor’s Depositary Receipts (“SPDRs”) are NYSE Arca-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500® Index. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and investments in SPDRs are subject to each Fund’s limitations on investment company holdings.

Privately Placed Securities

Each of the Funds may invest in privately placed securities to the extent consistent with their investment objectives, which are subject to resale restrictions and may additionally be limited by restrictions on investments in illiquid securities or Rule 144A securities.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund, except those previously noted, also may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs which combine the characteristics of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund, except the Lifestyle Funds, may hold commercial paper, certificates of deposit, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-advisers pursuant to guidelines and procedures established by VC II’s Board. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security unless the Fund’s investment objectives, policies and investment program permit the use of foreign money market securities, and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market II Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. Government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund’s holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller’s obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with VC II’s Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which VC II proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund’s total assets (5% in the case of Money Market II Fund).

Reverse Repurchase Agreements

Each Fund, except the Money Market II Fund and the Lifestyle Funds, in accordance with its individual investment practices and policies, may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.

Rule 144A Securities

Each Fund, except the Lifestyle Funds, may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. VC II, under the supervision of its Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds’ non-fundamental investment restriction concerning illiquidity. Determination whether a Rule 144A security is liquid or not is a question of fact. In making this determination VC II will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition VC II may consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by VC II and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds’ holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds’ investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund’s investment restrictions as listed in this SAI) that have been determined to be liquid by Board approved guidelines.

Short Sales

Short sales are affected by selling a security that a Fund does not own. Each Fund, other than the Lifestyle Funds and the Money Market II Fund, may engage in “short sales against the box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. The Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund (singularly, each referred to as the “Bond Fund”) may also engage in “short sales other than against the box.” In short sales other than against the box, a Bond Fund sells a security it does not own to a purchaser at a specified price. To complete short sales other than against the box, a Bond Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. Each Bond Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of short sales other than against the box, a Bond Fund will segregate cash or other liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. Each Bond Fund will engage in short sales other than against the box when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. Short sales other than against the box involve the same fundamental risk as short sales against the box, as described above. In addition, short sales other than against the box carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Bond Fund must pay more for the security than it has received from the purchaser in the short sale. Each Bond Fund will limit the total market value of short sales other than against the box to 5% of its assets with no more than 1% of its assets in any single issuer.

Structured Notes

Subject to its individual investment practices and policies, each Fund, except the Money Market II Fund and the Lifestyle Funds, may purchase structured notes. Structured notes are derivative fixed-income securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, a Sub-adviser will analyze these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Swap Agreements

Each of the Funds, except the Money Market II Fund and the Lifestyle Funds, may enter into interest rate, index and currency exchange rate swap agreements in accordance with their individual investment strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Each of the Funds, except the Lifestyle Funds and the Money Market II Fund, may invest in equity swaps for various purposes, including to hedge exposure to market risk or to gain exposure to a security or market index. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders have.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Credit Default Swaps (“CDS”). The Core Bond Fund, High Yield Bond Fund and the Strategic Bond Fund may invest up to 10% of their net assets in CDS which involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of underlying security. Such Funds may enter into CDS for various purposes, including managing credit risk (i.e., hedging), enhancing returns, a substitute for physical securities or speculation. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events, which is typically a default. CDS may be direct (“unfunded swaps”) or indirect in the form of a structured note (“funded swaps”). CDS transactions are typically individually negotiated and structured. CDS transactions may be entered into for investment or hedging purposes. CDS involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.

A Fund may be either the buyer or seller in the CDS transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund in invested in this manner, it may not be able to achieve its investment objective.

Swaps and security-based swaps are subject to a comprehensive regulatory regime under the Dodd-Frank Act that is being implemented by the CFTC and the SEC. Certain aspects of this regime have yet to be finalized, so their overall effect on a Fund remains uncertain. One key aspect of these regulations is the centralized clearing of several categories of swap transactions. Centralized clearing may reduce some risks associated with bilateral trading – like counterparty and credit risks – but may present other risks, like risks associated with the failure of the member firm through which swaps are submitted for clearing. Centrally-cleared swap transactions will generally be required to be executed on a designated contract market or a swap execution facility, and the clearing organizations for those transactions may impose initial and variation margin requirements. Swaps that are uncleared may be subject to margin requirements imposed by regulation. A swap counterparty will have certain recordkeeping requirements regarding its swap transactions, and information about those transactions may be required to be reported and made publicly available. These new requirements will impose additional costs on entering into swaps, the full scope of which will remain unknown until the regulations are fully implemented.

Unseasoned Issuers

The Core Bond Fund, High Yield Bond Fund, International Opportunities Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and Strategic Bond Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have (together with their predecessors) generally operated for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Obligations

Each Fund may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. Government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance.

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or December 31, 2012 (except for certain debt issued no later than June 30, 2009 in which case the guarantee expires the earlier of the maturity date or June 30, 2012). This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and management risk.

Variable Rate Demand Notes (“VRDNs”)

Each Fund, other than the Lifestyle Funds, may invest in VRDNs. VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Additionally, the Money Market II Fund also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market II Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

Warrants

All Funds, except the Money Market II Fund and the Lifestyle Funds, may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed Delivery and Forward Commitment Securities

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Funds may realize capital gains or losses in connection with these transactions. Each Fund is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon Fixed-Income Securities

In accordance with its investment practices and policies, each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in zero coupon fixed-income securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest.

Zero coupon fixed-income securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

The discount on zero coupon fixed-income securities (“original issue discount”) must be taken into income ratably by a Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income to its shareholders each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

The market prices of zero coupon fixed-income securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon fixed-income securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Custodial receipts issued in connection with zero coupon fixed-income securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

INVESTMENT ADVISER

VALIC serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement (“Advisory Agreement”) dated January 1, 2002 that was last approved by the Board on August 5-6, 2013, and by shareholders on December 28, 2001. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average monthly net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC’s sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts, IRAs and Plans. VALIC is a stock life insurance company and is a wholly-owned subsidiary of AGC Life Insurance Company, which itself is wholly-owned by AIG Life Holdings, Inc. (formerly named SunAmerica Financial Group, Inc.). AIG Life Holdings, Inc. is a wholly-owned subsidiary of SAFG Retirement Services, Inc., which is a wholly-owned subsidiary of American International Group, Inc. (“AIG”).

Pursuant to the Advisory Agreement, VC II retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which VC II may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that VC II pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value).

VC II pays VALIC a monthly fee calculated daily at the following annual percentages of each Fund’s assets:

Fund	Advisory Fee paid to VALIC
Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.55% on the first $1 billion 0.525% on assets over $1 billion
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.50% on the first $200 million

Fund	Advisory Fee paid to VALIC
0.45% on the next $300 million 0.40% on assets over $500 million
High Yield Bond Fund	0.65% on the first $150 million 0.60% on the next $350 million 0.55% on assets over $500 million
International Opportunities Fund	0.90% on the first $100 million 0.80% on the next $650 million 0.75% on assets over $750 million
Large Cap Value Fund	0.50% on the first $500 million 0.475% on assets over $500 million
Mid Cap Growth Fund	0.80% on the first $50 million 0.75% on the next $50 million 0.70% on the next $150 million 0.65% on the next $250 million 0.60% on assets over $500 million
Mid Cap Value Fund	0.75% on the first $100 million 0.725% on the next $150 million 0.70% on the next $250 million 0.675% on the next $250 million 0.65% on assets over $750 million
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.25%
Small Cap Growth Fund	0.85% on the first $100 million 0.80% on assets over $100 million
Small Cap Value Fund	0.75% on the first $50 million 0.65% on assets over $50 million
Socially Responsible Fund	0.25% on the first $1 billion 0.24% on assets over $1 billion
Strategic Bond Fund	0.60% on the first $200 million 0.50% on the next $300 million 0.45% on assets over $500 million

For the last three fiscal years ended August 31, VALIC received investment advisory paid by VC II in the following amounts:

Fund Name	2013	2012	2011

Aggressive Growth Lifestyle Fund	$360,084	$246,725	$161,884
Capital Appreciation Fund	355,712	279,472	256,423
Conservative Growth Lifestyle Fund	236,367	151,556	105,230
Core Bond Fund	2,946,887	2,450,700	1,611,477
High Yield Bond Fund	2,117,821	1,743,173	1,710,977
International Opportunities Fund	4,250,987	4,264,726	5,124,373
Large Cap Value Fund	861,014	750,744	826,118
Mid Cap Growth Fund	996,642	1,114,969	1,295,346
Mid Cap Value Fund	5,708,670	4,653,358	4,177,025
Moderate Growth Lifestyle Fund	536,730	355,752	250,029
Money Market II Fund	446,778	493,009	493,648
Small Cap Growth Fund	755,922	679,677	681,557
Small Cap Value Fund	3,204,517	2,632,303	3,017,639
Socially Responsible Fund	1,440,550	1,568,911	1,895,477
Strategic Bond Fund	3,531,309	2,935,987	2,624,041

VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing expenses, as shown below. Annual fund operating expenses shall not include extraordinary expenses, or acquired fund fees and expenses. Funds’ expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through December 31, 2014.

Fund Name	Maximum Expense Limitation	Expenses Before Limitation
Aggressive Growth Lifestyle Fund	0.10%	0.15%
Capital Appreciation Fund	0.85%	1.01%
Conservative Growth Lifestyle Fund	0.10%	0.16%
Core Bond Fund	0.77%	0.84%
High Yield Bond Fund	0.96%	1.01%
International Opportunities Fund	1.00%	1.31%
Large Cap Value Fund	0.81%	0.91%
Mid Cap Growth Fund	0.85%	1.18%
Mid Cap Value Fund	1.05%	1.08%
Moderate Growth Lifestyle Fund	0.10%	0.14%
Money Market II Fund*	0.55%	0.65%
Small Cap Growth Fund	1.16%	1.31%
Small Cap Value Fund	0.95%	1.05%
Socially Responsible Fund	0.56%	0.62%
Strategic Bond Fund	0.89%	0.91%

* VALIC may also voluntarily waive fees and/or reimburse expenses, including to avoid a negative yield on the Money Market II Fund. The voluntary waivers and/or reimbursements may be terminated at any time at the option of VALIC. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis. There is no guarantee that the Money Market II Fund will be able to avoid a negative yield. VALIC voluntarily waived $626,105, $711,840 and $685,882 of expenses for the Money Market II Fund for the periods ended August 31, 2013, August 31, 2012 and August 31, 2011, respectively.

For the last three fiscal years ended August 31, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:

Fund Name	Amounts Reimbursed by VALIC for the Year Ended August 31,
	2013	2012	2011

Aggressive Growth Lifestyle Fund	$179,625	$159,670	$130,084
Capital Appreciation Fund	105,778	109,340	85,884
Conservative Growth Lifestyle Fund	141,399	121,219	101,458
Core Bond Fund	439,039	453,681	384,979
High Yield Bond Fund	160,730	174,520	183,901
International Opportunities Fund	1,625,037	1,631,332	1,747,024
Large Cap Value Fund	179,946	184,542	204,848
Mid Cap Growth Fund	433,146	487,936	598,348
Mid Cap Value Fund	255,181	369,850	569,689
Moderate Growth Lifestyle Fund	235,517	199,213	165,765
Money Market II Fund	183,130	201,178	199,064
Small Cap Growth Fund	130,244	132,256	129,819
Small Cap Value Fund	501,655	496,695	525,113
Socially Responsible Fund	369,085	423,027	540,335
Strategic Bond Fund	111,326	204,446	288,663

The Advisory Agreement requires that VALIC’s advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund’s benefits, and to advise VC II’s Board of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund’s portfolio transactions or of other arrangements that may benefit any of the Funds or VC II.

Code of Ethics

VC II and VALIC have adopted an Investment Company and Investment Adviser Code of Ethics (the “VALIC Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person as defined in the VALIC Code generally is (1) any trustee, director, officer, general partner or advisory person of VC II or VALIC, (2) any trustee, director, officer or general partner of the underwriter, SunAmerica Capital Services, Inc. (“SACS”), who in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities for VC II or whose functions or duties as part of the ordinary course of business relate to the making of any recommendation to VC II regarding the purchase or sale of securities, (3) any Supervised Person, as defined below, who has access to non-public information to VALIC’s purchase or sale of securities, or non-public information regarding the portfolio holdings of the Funds, (4) any Supervised Person who is involved in making securities recommendations to the Funds, or has access to such recommendations that are non-public, and (5) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A “Supervised Person” means VALIC’s partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to VALIC’s supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) involvement in outside activities, including but not limited to board memberships of publicly traded companies. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. VALIC reports to the Board on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of VC II or any material violations by Sub-advisers’ access persons involved with the Fund.

Each of the Sub-advisers has adopted a code of ethics. Provisions of a Sub-adviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provision set forth in the VALIC Code. Material violations of a Sub-adviser’s code of ethics by such Sub-adviser’s access persons who are involved with the Fund will be reported to VC II’s Board.

The VALIC Code can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for more information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference room, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

Fund Name	Sub-Adviser Name

Aggressive Growth Lifestyle Fund	PineBridge Investments, LLC. (“PineBridge”)
Capital Appreciation Fund	The Boston Company Asset Management, LLC (“The Boston Company”)
Conservative Growth Lifestyle Fund	PineBridge
Core Bond Fund	PineBridge
High Yield Bond Fund	Wellington Management Company, LLP (“Wellington Management”)
International Opportunities Fund	Massachusetts Financial Services Company (“MFS”) UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)
Large Cap Value Fund

Janus Capital Management LLC (“Janus”) / Perkins Investment Management LLC (“Perkins”) serves as a Sub-sub-adviser to the Fund pursuant to a Sub-sub-advisory agreement between Janus and Perkins

The Boston Company

Mid Cap Growth Fund	Wells Capital Management Incorporated (“WellsCap”)

Fund Name	Sub-Adviser Name
Mid Cap Value Fund	Wellington Management Tocqueville Asset Management, LP (“Tocqueville”) Robeco Investment Management Inc. (“ Robeco”)
Moderate Growth Lifestyle Fund	PineBridge
Money Market II Fund	SunAmerica Asset Management Corp. (“SAAMCo”)
Small Cap Growth Fund	J. P. Morgan Investment Management, Inc. (“JPMIM”)
Small Cap Value Fund	JPMIM Metropolitan West Capital Management, LLC (“MetWest Capital”)
Socially Responsible Fund	SAAMCo
Strategic Bond Fund	PineBridge

Janus is a direct subsidiary of Janus Capital Group Inc. JPMIM is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MetWest Capital is wholly-owned by Wells Fargo Bank, N.A., a division of Wells Fargo & Company. Perkins is a subsidiary of Janus and is registered as an investment adviser with the SEC. PineBridge is a wholly owned subsidiary of PineBridge Global Investment LLC, which is a wholly owned subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asian-based private investment group and majority owned by Mr. Li Tzar Kai, Richard. Robeco is a wholly-owned subsidiary of Robeco Group, a global investment management company headquartered in Rotterdam, the Netherlands. Robeco Group is majority-owned by ORIX Corporation of Japan. SAAMCo is an indirect wholly-owned subsidiary of AIG. The Boston Company is an indirect subsidiary of The Bank of New York Mellon Corporation. Tocqueville is a Delaware limited partnership. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG. Wellington Management is a Massachusetts limited liability partnership. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A, which in turn is indirectly wholly owned by Wells Fargo & Company, a public company.

VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended August 31, 2013, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:

Fund Name	Aggregate Subadvisory Fee Rate

Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.30%
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.20%
High Yield Bond Fund	0.37%
International Opportunities Fund	0.51%
Large Cap Value Fund	0.25%
Mid Cap Growth Fund	0.48%
Mid Cap Value Fund	0.47%
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.05%
Small Cap Growth Fund	0.55%
Small Cap Value Fund	0.47%
Socially Responsible Fund	0.12%
Strategic Bond Fund	0.27%

In selecting Sub-advisers, VC II’s Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the Sub-adviser, (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the Sub-adviser’s personnel and its financial condition;

(iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid to each Sub-adviser.

Pursuant to the Sub-Advisory Agreement VALIC has with each of the Sub-advisers and subject to VALIC’s oversight, the Sub-adviser will manage the investment and reinvestment of the assets of the applicable Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the Fund. Further, each Sub-adviser will maintain a trading desk and place orders for the purchase and sale of portfolio investments for the applicable Fund, accounts with brokers and dealers selected by the Sub-adviser, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-adviser and VALIC.

VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. VALIC paid the following fees to the Sub-advisers for services rendered for the past three fiscal years ending August 31:

FUND	SUB-ADVISER	2013	2012	2011
Aggressive Growth Lifestyle Fund	PineBridge	$360,084	$246,725	$161,884
Capital Appreciation Fund[1]	Bridgeway (from 08/28/06 to 12/02/11) The Boston Company (since 12/05/2011)	- 194,025	33,711 118,728	139,867 -
Conservative Growth Lifestyle Fund	PineBridge	236,367	151,556	105,230
Core Bond Fund	PineBridge	1,323,833	1,132,868	771,768
High Yield Bond Fund	Wellington Management	1,266,645	1,048,101	1,029,320
International Opportunities Fund[2]	PineBridge (from 10/11/04 to 12/02/11)	-	348,208	1,562,919
	Invesco (from 12/14/09 to 06/20/12)	-	1,135,631	1,610,759
	UBS Global AM (since 12/05/2011)	1,261,317	906,347	-
	MFS (since 06/20/12)	1,379,015	261,010	-
Large Cap Value Fund	Janus	128,309	115,870	123,229
	The Boston Company	302,198	259,502	289,830
Mid Cap Growth Fund[3]	Invesco (from 10/20/04 to 12/1/10)	-	-	217,077
	WellsCap (since 12/09/2013)	-	-	-
	Columbia (from 12/1/10 to12/06/213)	626,818	701,195	608,762
Mid Cap Value Fund[4]	Wellington Management	1,763,625	1,415,551	1,437,956
	Tocqueville	1,211,191	1,007,746	421,446
	Robeco (since 12/05/2011)	871,225	539,136	-
	FAF Advisors/ Nuveen (from 11/07/05 to 12/02/11)	-	195,299	997,529
Moderate Growth Lifestyle Fund	PineBridge	536,730	355,752	250,029
Money Market II Fund	SAAMCo	98,291	108,462	112,094
Small Cap Growth Fund	JPMIM	489,002	439,791	441,008
Small Cap Value Fund[5]	JPMIM	1,138,346	720,720	778,118
	MetWest Capital	1,029,749	655,276	627,300
	SAAMCo (from 2/8/10 to 12/17/12)	122,408	510,006	741,130
Socially Responsible Fund	SAAMCo	720,275	784,456	947,739
Strategic Bond Fund	PineBridge	1,819,471	1,554,731	1,411,985

[1]	Effective December 5, 2011, The Boston Company replaced Bridgeway as the Sub-adviser of the Capital Appreciation Fund.
[2]

Effective December 5, 2011, UBS Global AM replaced PineBridge as the co-Sub-adviser of the International Opportunities Fund. Effective June 20, 2012, MFS replaced Invesco as co-sub-adviser of the International Opportunities Fund.

[3]

Effective December 9, 2013, WellsCap replaced Columbia Management Investment Advisers, LLC (“Columbia”) as the Sub-adviser of the Mid Cap Growth Fund. Effective December 1, 2010, Columbia replaced Invesco Advisers, Inc. (“Invesco”) as the Sub-adviser of the Mid Cap Growth Fund.

[4]

Effective March 21, 2011, Tocqueville was added as the 3rd Sub-adviser of the Mid Cap Value Fund. Effective December 5, 2011, Robeco replaced FAF Advisors, Inc. (“FAF Advisors”)/ Nuveen Asset Management, LLC (“Nuveen”) as Sub-adviser of the Mid Cap Value Fund.

[5]	Effective December 17, 2012, SAAMCo was terminated as a co-Sub-adviser of the Small Cap Value Fund.

For the last three fiscal years ended August 31, VALIC retained the following amounts after the payment of sub-advisory fees:

	Fees Retained by VALIC for Fiscal Year Ended August 31,
Fund Name	2013	2012	2011

Aggressive Growth Lifestyle Fund	$-	$-	$-
Capital Appreciation Fund	161,687	127,033	116,556
Conservative Growth Lifestyle Fund	-	-	-
Core Bond Fund	1,623,054	1,317,832	839,709
High Yield Bond Fund	851,176	695,072	681,657
International Opportunities Fund	1,610,655	1,613,530	1,950,695
Large Cap Value Fund	430,507	375,372	413,059
Mid Cap Growth Fund	369,824	413,774	469,507
Mid Cap Value Fund	1,862,629	1,495,626	1,320,094
Moderate Growth Lifestyle Fund	-	-	-
Money Market II Fund	348,487	384,547	381,554
Small Cap Growth Fund	266,920	239,886	240,549
Small Cap Value Fund	914,014	746,301	871,091
Socially Responsible Fund	720,275	784,455	947,738
Strategic Bond Fund	1,711,838	1,381,256	1,212,056

SERVICE AGREEMENTS

Amended and Restated Administrative Services Agreement

VC II has entered into an Amended and Restated Administrative Services Agreement (“Administrative Services Agreement”) with SAAMCo on behalf of all Funds, other the Lifestyle Funds, to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual report to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Funds; prepares the Funds’ financial statements; determines the net asset value of the Funds’ shares; supervises the Funds’ transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Funds.

Pursuant to the Administrative Services Agreement, VC II pays SAAMCo an annual fee of 0.07% based on average daily net assets. These fees are paid directly by the Funds. For the last three fiscal years ended August 31, the Funds, other than the Lifestyle Funds, paid the following administrative service fees under the Administrative Services Agreement:

Fund Name	2013	2012	2011
Capital Appreciation Fund	$45,272	$35,569	$32,636
Core Bond Fund	454,455	368,993	235,119
High Yield Bond Fund	238,329	194,620	190,864
International Opportunities Fund	363,211	364,414	439,633
Large Cap Value Fund	120,542	105,104	115,657
Mid Cap Growth Fund	92,164	103,997	122,035
Mid Cap Value Fund	571,834	460,533	411,181
Money Market II Fund	125,098	138,042	138,221
Small Cap Growth Fund	62,252	55,973	56,128
Small Cap Value Fund	339,717	278,094	319,592
Socially Responsible Fund	403,354	439,295	530,734
Strategic Bond Fund	479,315	386,752	339,376

Shareholder Services Agreement

VC II has entered into a Shareholder Services Agreement (“Service Agreement”) with VALIC on behalf of all Funds, other the Lifestyle Funds, for the provision of record keeping and shareholder services to contract owners and participants. Under the terms of the Service Agreement, VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% on average daily net assets of each Fund. For the last three fiscal years ended August 31, the Funds paid the following shareholder services fees:

Fund Name	2013	2012	2011
Capital Appreciation Fund	$161,687	$127,033	$116,556
Core Bond Fund	1,623,055	1,317,832	839,710
High Yield Bond Fund	851,175	695,072	681,657
International Opportunities Fund	1,297,184	1,301,477	1,570,116
Large Cap Value Fund	430,507	375,372	413,059
Mid Cap Growth Fund	329,158	371,417	435,838
Mid Cap Value Fund	2,042,265	1,644,762	1,468,505
Money Market II Fund	446,778	493,009	493,648
Small Cap Growth Fund	222,330	199,905	200,458
Small Cap Value Fund	1,213,276	993,193	1,141,400
Socially Responsible Fund	1,440,550	1,568,911	1,895,477
Strategic Bond Fund	1,711,839	1,381,256	1,212,056

Master Transfer Agency & Service Agreement

VC II has entered into a Master Transfer Agency and Service Agreement with VALIC for the provision of dividend disbursement and certain other activities in connection with any accumulation, open-account or similar plans provided to the shareholders. For the last three fiscal years ended August 31, the Funds paid the following transfer agency fees under the Transfer Agency and Services Agreement:

Fund Name	2013	2012	2011
Aggressive Growth Lifestyle Fund	$1,021	$1,043	$681
Capital Appreciation Fund	1,646	1,564	828
Conservative Growth Lifestyle Fund	1,021	1,043	627
Core Bond Fund	1,646	1,564	805
High Yield Bond Fund	1,646	1,564	812
International Opportunities Fund	1,362	1,391	709
Large Cap Value Fund	1,476	1,391	719
Mid Cap Growth Fund	1,476	1,391	748
Mid Cap Value Fund	4,198	4,194	1,242
Moderate Growth Lifestyle Fund	1,021	1,043	681
Money Market II Fund	684	695	432
Small Cap Growth Fund	1,646	1,564	795
Small Cap Value Fund	1,476	1,391	756
Socially Responsible Fund	1,362	1,390	628
Strategic Bond Fund	2,497	2,433	1,064

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of August 31, 2013, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

			Other Accounts (As of August 31, 2013)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Portfolio	Advisers/ Sub-adviser	Portfolio Manager	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)

Aggressive Growth Lifestyle Fund	PineBridge	Jose Aragon	1	159.9	36	5,647.6	1	3,723.6
		Michael Kelly	1	159.9	1	61	0	0
		Paul Mazzacano	0	0	0	0	0	0

Capital Appreciation Fund	The Boston Company	Elizabeth Slover David Sealy Barry Mills	8	4,128	1	59.5	13	1,177.7

Conservative Growth Lifestyle Fund	PineBridge	Jose Aragon	1	159.9	36	5,647.6	1	3,723.6
		Michael Kelly	1	159.9	1	61	0	0
		Paul Mazzacano	0	0	0	0	0	0

Core Bond Fund	PineBridge	Robert Vanden Assem John Yovanovic	9 7	2,326.8 266.4	20 4	865.7 1,114.9	19 3	2,301 606.1

High Yield Bond Fund	Wellington Management	Christopher A. Jones	13	2,042.53	16	2,938.02	31(3)	3,425.41 (305.37)

International Opportunities Fund	MFS	David Antonelli	8	10,105	9	4,091	27	7,885
		Jose Luis Garcia	14	17,884	10	1,227	16(3)	1,929 (262)
		Peter Fruzzetti	2	4,285	2	805	3	414
		Robert Lau	5	6,965	7	808	7	1,274

	UBS Global AM	Stephan Maikkula	1	87	1	59	3	12

Large Cap Value Fund	Janus /	Tom Perkins	4[1]	12.24	1	8	10	494
	Perkins	Kevin Preloger	3[2]	11.58	0	0	15	468

	The Boston Company	Brian Ferguson	7	2,350.2	2	216	32	3,538.2

Mid Cap Growth Fund	WellsCap	Thomas J. Pence	17	8,039	4	438	117(1)	5,389 (68)
	(as of	Michael Smith	17	8,039	4	438	117(1)	5,389 (68)
	08/31/13)	Christopher Warner	7	4,128	0	0	54	1,402

Mid Cap Value Fund	Robeco	Steven L. Pollack	2	5,340	0	0	10	243
		Joseph F. Feeney, Jr.	2	5,340	0	0	10	243

	Tocqueville	J. Dennis Delafield	3	1,898	1	4	72	347
		Vincent Sellecchia	3	1,898	1	4	79	347
		Donald Wang	1	93	2(1)	32(28)	6	48

	Wellington Management	James N. Mordy	12(2)	14,057.5 (11,214.5)	3	574.25	7(1)	1.318.63 (31.63)

Moderate Growth Lifestyle Fund	PineBridge	Jose Aragon	1	159.9	36	5,647.6	1	3,723.6
		Michael Kelly	1	159.9	1	61	0	0
		Paul Mazzacano	0	0	0	0	0	0

Money Market II Fund	SAAMCo	Andrew Doulos	2	1,133	0	0	0	0

Small Cap Growth Fund	JPMIM	Christopher M.V. Jones	14	25,081.3	4	1,739.3	0	0
		Eytan M. Shapiro	5	1,760.2	4	746.9	5	576.5
1	Three of the accounts included in the total, consisting of $11.58 million of the total assets in the category, have performance-based advisory fees.
2	All accounts have performance-based advisory fees.

Small Cap Value Fund	JPMIM	Phillip Hart	14	5,980.3	4	484.6	1	189.2
		Dennis S. Ruhl	21	10,727.2	6	717.2	4	695.5
	MetWest Capital	Samir Sikka	4	408.4	2	101.6	12	780.1

Socially Responsible Fund	SAAMCo	Timothy Campion	11	9,035	0	0	0	0

Strategic Bond Fund	PineBridge	Anthony King	2	139	7	482.9	5	171.2
		Robert Vanden Assem	9	2,326.8	20	865.7	19	2,301
		John Yovanovic	7	266.4	4	1,114.9	3	606.1

Compensation and Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•

Trade Allocations. One situation where a conflict may arise between a Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, VALIC or a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds, VALIC and the Sub-advisers have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund, VALIC and the Sub-advisers believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Funds and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, VALIC and/or a Sub-adviser, as the case may be, seek to manage such competing interests for the time and attention of the Portfolio Managers. Although VALIC and the Sub-advisers do not track the time a Portfolio Manager spends on the Fund or a single Other Client Account, they do periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, VALIC’s and Sub-advisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that VALIC’s and the Sub-advisers’ Codes of Ethics will eliminate such conflicts.

Other than the conflicts described, above and in the sections below VC II is not aware of any material conflicts that may arise in the connection with each Portfolio Manager’s management of the Funds investments and such Other Accounts. We believe the Sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as Portfolio Managers and treat every Fund they sub-advise fairly and equitably over time.

Janus

Compensation. The Portfolio Managers and, if applicable, co-Portfolio Managers (“portfolio manager” or “portfolio managers”), are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officer (“CIO”) of Perkins is eligible for additional variable compensation in recognition of his CIO role. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (potentially consisting of all or a mixture of Janus Capital Group Inc. restricted stock and/or cash-deferred award that is credited with income, gains, and losses based on the performance of mutual fund investments selected by the portfolio manager). The overall Perkins’ compensation pool is funded each year based upon a percentage of the total eligible revenue received by Perkins, with a potential increase in funding based on Perkins’ aggregate revenue-weighted Lipper peer group performance ranking on a trailing three-year basis.

Analyst Variable Compensation: If a portfolio manager also has analyst responsibilities, then such portfolio manager is further eligible to participate in the Perkins discretionary bonus pool. The discretionary bonus pool is allocated among the eligible analysts at the discretion of Perkins based on factors which may include performance of investment recommendations, performance of an analyst run paper-based portfolio, individual and team contributions, scope of coverage, and other subjective criteria.

The overall Perkins’ compensation pool is funded each year based upon a percentage of the total eligible revenue received by Perkins, with a potential increase in funding based on Perkins’ aggregate revenue-weighted Lipper peer group performance ranking on a trailing three-year basis.

Conflicts of Interest. As shown in the table, the Perkins’ portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Those other funds and accounts may include other Janus and/or Perkins funds, private-label mutual funds for which Janus or Perkins serve as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Fund or may have a performance-based management fee. Fees earned by Janus or Perkins may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers’ compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Funds. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Funds. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

JPMIM

Compensation. JPMIM’s Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM or its affiliates. These elements reflect individual performance and the performance of JPMIM’s business as a whole.

Each Portfolio Manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such Portfolio Manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio Manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each Portfolio Manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the Portfolio Manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a Portfolio Manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a Portfolio Manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the Portfolio Manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Conflicts of Interest. The potential for conflicts of interest exists when Portfolio Managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Funds and client portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by Portfolio Managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by Portfolio Managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM or the Portfolio Managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM could be viewed as having a conflict of interest to the extent that JPMIM has a proprietary investment in Similar Accounts, the Portfolio Managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM may be perceived as causing accounts it manages to participate in an offering to increase JPMIM’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM manages accounts that engage in short sales of securities of the type in which the Funds invest, JPMIM could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMIM is to meet its fiduciary obligation with respect to all clients. JPMIM has policies and procedures that seek to manage conflicts. JPMIM monitors a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Code of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM also has certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

MetWest Capital

Compensation. MetWest Capital Compensation for investment professionals consists of a base salary and revenue-sharing bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to firm revenues results relative to clients’ benchmarks and overall client satisfaction and individual contribution.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm revenues and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Portfolio Managers and Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Long-term retention agreements and a revenue sharing plan have been put in place in the form of long-term incentive plans for all members of MetWest Capital’s investment team. These new retention agreements augment those incentive opportunities already in place.

Conflicts of Interest. MetWest Capital Portfolio Managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the Portfolio Managers may maintain.

The Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

MFS

Compensation. Portfolio Manager compensation is reviewed annually. As of December 31, 2012, Portfolio Manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of Portfolio Manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of Portfolio Manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the Portfolio Manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”).

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the Portfolio Manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other Portfolio Managers, analysts, and traders) and management’s assessment of overall Portfolio Manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the Portfolio Manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the Portfolio Manager had invested the cash value of the award in an MFS Fund(s) selected by the Portfolio Manager. A selected fund may be, but is not required to be, a fund that is managed by the Portfolio Manager.

Portfolio Managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, Portfolio Managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any Portfolio Manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a Portfolio Manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A Portfolio Manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a Portfolio Manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the Portfolio Manager.

PineBridge

Compensation. Compensation for all PineBridge Investments portfolio managers consists of both a salary and a bonus component. The Salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.

Conflicts of Interest. PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations.

Robeco

Compensation. All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through Robeco’s bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

•	Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;

•	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

•	Investment Team Performance: the financial results of the investment group; and

•	Firm-wide Performance: the overall financial performance of the firm.

Robeco retains professional compensation consultants with asset management expertise to periodically review its practices to ensure that they remain highly competitive.

Robeco offers a profit participation plan focused on the firm’s investment professionals whereby participants receive the equivalent of an equity stake in the firm. The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

Conflicts of Interest. Robeco recognizes that potential conflicts may arise from the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds and separately managed accounts of individuals and institutional investors. Where Robeco’s separately managed accounts are charged performance fees, Portfolio Managers may be inclined to take investment risks that are outside the scope of such client’s investment objectives and strategy. In addition, since Robeco’s private investment funds charge performance fees and share those fees with Portfolio Managers, such Portfolio Managers may also be inclined to take additional investment risks. Robeco maintains a Trade Allocation and Aggregation Policy as well as a Simultaneous Management Policy to ensure that client accounts are treated fairly and equitably. The Compliance Department reviews allocations and dispersion regularly, and accounts within the same strategy are generally precluded from simultaneously holding a security long and short. Risk Management performs periodic reviews to ensure the product complies with the investment strategy and defined risk parameters.

Robeco maintains a Trade Allocation and Aggregation Policy to ensure that client accounts are treated fairly and equitably. The Compliance Department reviews allocations and dispersion regularly.

On a daily basis, the Compliance Department reviews a Trade Exception Report which identifies accounts that are not included in a trade for the strategy specified. Trade details are analyzed by the Compliance Department and reasons for exclusion, including investment guideline restrictions, are noted.

SAAMCo

Compensation. Portfolio manager compensation is comprised of a salary, a short-term incentive (STI) bonus, and where eligible, a long-term incentive (LTI) bonus. The salary is a fixed annual salary, and is generally based on the portfolio managers’ responsibilities and leadership role within the organization. The STI bonus is an annual, discretionary, cash award and is based on both the individual’s performance and the performance of AIG Life and Retirement over the most recent compensation period. In addition, SunAmerica may award an LTI bonus to eligible portfolio managers who consistently meet or exceed relative performance criteria. The LTI award may vary depending on the performance of the organization over a multi-year time period and is paid in annual installments upon completion of the performance period.

Conflicts of Interest. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

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Trade Allocations. One situation where a conflict may arise between a Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, VALIC or a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds, VALIC and the Sub-advisers have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund, VALIC and the Sub-advisers believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

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Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Funds and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, VALIC and/or a Sub-adviser, as the case may be, seek to manage such competing interests for the time and attention of the Portfolio Managers. Although VALIC and the Sub-advisers do not track the time a Portfolio Manager spends on the Fund or a single Other Client Account, they do periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers.

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Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, VALIC’s and Sub-advisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that VALIC’s and the Sub-advisers’ Codes of Ethics will eliminate such conflicts.

The Boston Company

Compensation. The Boston Company’s rewards program was designed to be market competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards which incentivizes our investment personnel to focus on long-term alpha generation.

The following factors encompass our investment professional awards program:

Base salary

Annual cash bonus

Long-Term Incentive Plan (“LTIP”)

Deferred cash

And/or BNY Mellon restricted stock

And/or Boston Company restricted shares

Franchise	Dividend Pool (If a team meets a pre-established contribution margin, any excess contribution is shared by the team and The Boston Company and is paid out in both cash and long-term incentives).

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual and Long-Term Incentive Plans is through a pre-determined fixed percentage of overall Boston Company profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Awards for Select Senior Portfolio Managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the one-, three- and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups.

Compensation is not based upon the performance of individual accounts.

Conflicts of Interest.

Introduction

A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC (“TBCAM”) has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at TBCAM.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within TBCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of TBCAM. Further, the Chief Compliance Officer of TBCAM shall maintain a Conflicts Matrix that further defines the conflicts specific to TBCAM.

New Investment Opportunities

Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation

Potential Conflict: A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation.

Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for the TBCAM Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. In general, bonus awards are based initially on TBCAM’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Investment Objectives

Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

To mitigate the conflict in this scenario TBCAM has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading

Potential Conflict: A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

When a portfolio manager intends to trade the same security for more than one account, TBCAM policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

To ensure that trades are being allocated in a fair and equitable manner consistent with our policies, performance dispersion among portfolios in all of TBCAM’s investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

Personal Interest

Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Affiliations and Directorship

Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices (Policy I-A.022). However, in view of the potential conflicts of interest and the possible liability for TBCAM, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at TBCAM in a timely manner.

Proxy Voting

Potential Conflict: Whenever TBCAM owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

Material conflicts of interest are addressed through the establishment of our parent company’s Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

Personal Trading

Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of TBCAM’s clients.

Subject to the personal Securities Trading Policy, employees of TBCAM may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

Client Commission Arrangements

Potential Conflict: Use of client commissions to pay for services that benefit TBCAM and not client accounts.

It is the policy of TBCAM to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as “research” or brokerage”. All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

Consultant Business

Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. TBCAM may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

TBCAM does not pay referral fees to consultants.

Gifts

Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. TBCAM’s Gift Policy supplements the Code of Conduct and provides further clarification for TBCAM employees.

TBCAM has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis TBCAM Compliance Personnel review the gifts and entertainment accepted by TBCAM Employees to ensure compliance with the BNY Mellon Code of Conduct and the TBCAM Gift Policy.

Affiliated Brokerage

Potential Conflict: TBCAM is affiliated with certain BNY Mellon affiliated broker dealers.

TBCAM does not execute brokerage transactions directly with BNY Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to TBCAM to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker.

Tocqueville

Compensation.     As of August 31, 2013, each of Messrs. Sellecchia, Delafield and Wang receive compensation in connection with his management of portfolios for which he acts as portfolio manager and other accounts identified above which includes the following components: (1) base salary, (2) incentive fee (with respect to Mr. Wang), and (3) a discretionary annual bonus.

Base Renumeration. The annual base salary can be a fixed or variable amount. Mr. Wang receives a fixed salary out of the variable amount. Messrs. Delafield and Sellecchia will receive a variable amount. The variable amount is calculated using the amount of investment advisory fees collected by the Advisor each month, in arrears, derived from the value of the portfolio assets of accounts, for which these individuals are Portfolio Managers. These

Portfolio Managers will receive the balance of any respective variable amounts remaining as their compensation, after payment of the fixed salaries to the Portfolio Managers mentioned above and other members of the investment team and certain other expenses.

Incentive Fee. For one account managed by Mr. Wang, a portion of the fees paid to the Advisor may be linked to performance, For these particular accounts, the Advisor will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a predetermined threshold. The Portfolio Manager is then paid a percentage of all these incentive fees and the Advisor retains the balance. The Funds are not among the accounts included in the incentive fee arrangement and, consequently, the Funds’ performance does not impact Mr. Wang’s receipt of an incentive fee.

Bonus. Each Portfolio Manager is eligible to receive a discretionary annual bonus in addition to his base salary. The level of the discretionary bonus is determined by the Advisor based upon a number of factors, including the Advisor’s profitability, the expansion of the client account base, the market environment for the respective period, the portion of Advisor revenue that was generated by the work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Advisor, his role in the development of other investment professionals and his work relationship with support staff, and his overall contribution to strategic planning and his input in decisions for the Advisor’s group of investment managers.

Retirement. Upon retirement, Messrs. Delafield and Sellecchia are entitled to receive a continuation of monthly compensation for ten years calculated in accordance with the formula for the base compensation described above, based on a declining percentage of the investment advisory fees paid by their clients who continue to be clients of Tocqueville subsequent to their retirement.

Conflicts of Interest.     As reflected above, the Portfolio Managers may manage other accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Advisor has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, each Portfolio Manager’s base salary is based on total advisory fees collected each month, in arrears, for those accounts managed by such Portfolio Manager, including the Fund. As a result, since their base salary is directly tied to the percentage of the advisory fee charged to the accounts, including the Funds, the Portfolio Managers may have an incentive to favor accounts where the Advisor charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets. In particular, for Mr. Wang, his compensation includes an incentive fee for certain accounts they manage whereas he does not receive an incentive fee in connection with their management of the Funds. Compensation depends on the performance of these other accounts. As a result, since the incentive fee is directly tied to the performance of these other accounts, these Portfolio Managers may have an incentive to favor these accounts to the disadvantage of the Fund they manage.

In addition, as described above, certain Portfolio Managers are paid a discretionary annual bonus and the level of the discretionary annual bonus is determined, in part, based upon the Advisor’s profitability. Such profits are generally derived from the fees the Advisor receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Advisor than the Fund, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Advisor has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

UBS Global AM

Compensation.   UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of their clients and other stakeholders.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Fund’s portfolio managers, has up to three basic components – a fixed component (base salary and benefits), a variable and discretionary cash component and, for employees whose total compensation exceeds a defined threshold, a variable and discretionary deferred component. These are described in more detail below:

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The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

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Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution, as assessed through a rigorous performance assessment process, and on the performance of their respective function, of UBS Global AM and of UBS as a whole. As its name implies, variable compensation is liable to change and is delivered in cash and, when over a defined total compensation threshold, deferral vehicles.

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Variable deferred – employees may have a portion of their variable compensation deferred. Amounts deferred are delivered via two deferral vehicles – 75% in the UBS Global AM Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

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Global AM EOP awards vest over five years with one third of the award vesting in year two, one third in year three and one third in year five, subject to continued service. Through the Global AM EOP, all deferred awards are granted in the form of vehicles aligned to select UBS Global AM funds, known as Notional Funds (formerly known as Alternative Investment Vehicles or AIVs).

•	The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to continued service.

UBS Global AM believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, but that both plans also serve as alignment and retention tools.

UBS Global AM strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependent upon the overall profitability of UBS Group and UBS Global AM.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the assets such portfolio manager manages versus the relevant benchmark or index, and, where appropriate, peer strategies, over one and three years for Equities and Fixed Income and also over five years for Global Investment Solutions.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Conflicts of Interest.     The portfolio management team’s management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. The portfolio manager and his team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for the Fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position; (iv) for which its affiliates make a market; or (v) in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to the Fund or its other clients, or purchase for the Fund or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS Global AM may rely on certain affiliates to execute trades for the Fund or its other accounts. For each security transaction effected by UBS, UBS Global AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS Global AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund.

UBS Global AM and its advisory affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM’s personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM’s clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Global AM, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

Wellington Management

Compensation. Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and The Variable Annuity Life Insurance Company on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended August 31, 2013.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five year performance comparison. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Jones and Mordy are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
High Yield Bond Fund	Citigroup High Yield Market Index
Mid Cap Value Fund	Russell 2500 Value Index

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Jones and Mordy also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

WellsCap

Compensation.     The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1-, 3-, and 5-year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style.

Conflicts of Interest.     WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Ownership of Portfolio Shares

As of August 31, 2013, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Funds had any ownership interest in a Fund that they managed.

PORTFOLIO TURNOVER

For the fiscal year ended August 31, 2013, the portfolio turnover rate of the Capital Appreciation Fund decreased from the prior fiscal year from 119% to 44% due to a management transition.

For the fiscal year ended August 31, 2012, the portfolio turnover rate of the Capital Appreciation Fund increased from the prior fiscal year from 52% to 119% due to a change in sub-advisers. The Boston Company took over management responsibilities of the Capital Appreciation Fund in September, 2011 which resulted in unusually high turnover during that fiscal year.

For the fiscal year ended August 31, 2012, the portfolio turnover rate of the Conservative Growth Lifestyle Fund decreased from the prior fiscal year from 66% to 36% due to consistent slow growth expectations which allowed us to retain a fairly stable positioning throughout the year.

For the fiscal year ended August 31, 2013, the portfolio turnover rate of the International Opportunities Fund decreased from the prior fiscal year from 164% to 62% primarily due to a change in sub-advisers in June, 2012.

For the fiscal year ended August 31, 2012, the portfolio turnover rate of the International Opportunities Fund increased from the prior fiscal year from 66% to 164% primarily due to a change in sub-advisers in June, 2012.

For the fiscal year ended August 31, 2012, the portfolio turnover rate of the Mid Cap Growth Fund decreased from the prior fiscal year from 206% to 131% due to a change in sub-advisers.

For the fiscal year ended August 31, 2012, the portfolio turnover rate of the Mid Cap Value Fund decreased from the prior fiscal year from 108% to 70% due to a change in sub-advisers.

For the fiscal year ended August 31, 2012, the portfolio turnover rate of the Socially Responsible Fund decreased from the prior fiscal year from 81% to 44% primarily due to a decrease in corporate actions by S&P 500 companies and fewer changes to the socially compliant list.

For the fiscal year ended August 31, 2013, the portfolio turnover rate of the Strategic Bond Fund decreased from the prior fiscal year from 191% to 16% due to fewer asset allocation changes relative to the prior fiscal year.

For the fiscal year ended August 31, 2012, the portfolio turnover rate of the Strategic Bond Fund increased from the prior fiscal year from 144% to 191% due to asset allocation changes that were made in the strategy to react to market conditions and opportunities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The International Opportunities Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Socially Responsible Fund, the Small Cap Value Fund, and the Capital Appreciation Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. VC II normally enters into principal transactions directly with the issuer or the market-maker.

When VC II purchases or sells securities or futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When VC II purchases securities from the issuer, an underwriter usually receives a commission or “concession” paid by the issuer. When VC II purchases securities from a market-maker, it pays no commission, but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Funds may, however, effect certain “riskless principal transactions” in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund’s portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer’s reliability; the quality of the broker or dealer’s execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe VC II can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or VC II with brokerage and research services, described below.

Commission Recapture Program: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. VC II’s Board has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of each Fund and its shareholders and, therefore, has conveyed the information to Sub-advisers. A Fund may participate in a commission recapture arrangement, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that it is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangement will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangement.

The following chart reflects commission recapture activity for the period ended August 31, 2013.

Fund	Amount
Capital Appreciation Fund	$5,947
Large Cap Value Fund	18,122
Mid Cap Growth Fund	16,055
Mid Cap Value Fund	21,079
Small Cap Growth Fund	8,768
Small Cap Value Fund	34,125

Research Services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for VC II. The Sub-advisers will not cause VC II to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers’ overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-advisers’ ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund affects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds. The Funds may benefit from research services obtained through securities transactions effected by the Sub-advisers on behalf of their other clients.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by VC II’s Board.

The following tables list brokerage commissions paid by each Fund on portfolio transactions for the last three fiscal years ended August 31. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers or to VALIC.

2013 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker-Dealers	Percentage of Commissions paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Aggressive Growth Lifestyle Fund	$-	$-	-	-
Capital Appreciation Fund	25,401	-	-	-
Conservative Growth Lifestyle Fund	-	-	-	-
Core Bond Fund	-	-	-	-
High Yield Bond Fund	-	-	-	-
International Opportunities Fund	921,633	12,737	1.38%	1.52%
Large Cap Value Fund	118,313	-	-	-
Mid Cap Growth Fund	189,200	-	-	-
Mid Cap Value Fund	729,654	-	-	-
Moderate Growth Lifestyle Fund	-	-	-	-
Money Market II Fund	-	-	-	-
Small Cap Growth Fund	117,162	-	-	-
Small Cap Value Fund	1,075,596	-	-	-
Socially Responsible Fund	131,931	-	-	-
Strategic Bond Fund	41	-	-	-

In addition, for the fiscal year ended August 31, 2013, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds’ Sub-advisers:

Fund	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
Aggressive Growth Lifestyle Fund	N/A	N/A
Capital Appreciation Fund	$34,013,415	$14,827
Conservative Growth Lifestyle Fund	N/A	N/A
Core Bond Fund	0	0
High Yield Bond Fund	12,112,106	0
International Opportunities Fund	365,537,360	500,469
Large Cap Value Fund*	107,896,185	76,132
Mid Cap Growth Fund	43,638,276	26,960

Mid Cap Value Fund	694,840,724	251,879
Moderate Growth Lifestyle Fund	N/A	N/A
Money Market II Fund	2,675,109,544	0
Small Cap Growth Fund	117,186,946	66,874
Small Cap Value Fund	434,991,073	423,778
Socially Responsible Fund	898,236,552	146,679
Strategic Bond Fund	0	0

*The figures listed represent the gross dollar value of purchases/sales and dollar amount of commissions for brokers that provide research. Janus does not guarantee any brokers the placement of a pre-determined amount of securities transactions in return for the research or brokerage services they provide. Janus does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus and such research may not necessarily be used by Janus in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for commissions generated by equity trades may be used for fixed-income clients.

2012 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker-Dealers	Percentage of Commissions paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Aggressive Growth Lifestyle Fund	-	-	-	-
Capital Appreciation Fund	$39,835	-		-
Conservative Growth Lifestyle Fund	-	-	-	-
Core Bond Fund	325	-	-	-
High Yield Bond Fund	-	-	-	-
International Opportunities Fund	1,762,645	$8,746	0.50%	0.07%
Large Cap Value Fund	139,457	544	0.39%	0.18%
Mid Cap Growth Fund	280,499	-	-	-
Mid Cap Value Fund	967,460	-	-	-
Moderate Growth Lifestyle Fund	-	-	-	-
Money Market II Fund	-	-	-	-
Small Cap Growth Fund	113,530	-	-	-
Small Cap Value Fund	1,826,092	-	-	-
Socially Responsible Fund	176,480	-	-	-
Strategic Bond Fund	466	-	-	-

2011 Brokerage Commissions
Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker-Dealers	Percentage of Commissions paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Aggressive Growth Lifestyle Fund	-	-	-	-
Capital Appreciation Fund	$ 7,026	-	-	-
Conservative Growth Lifestyle Fund	-	-	-	-
Core Bond Fund	19	-	-	-
High Yield Bond Fund	496	-	-	-
International Opportunities Fund	1,470,342	-	-	-
Large Cap Value Fund	167,956	$ 1,251	0.74%	0.10%
Mid Cap Growth Fund	444,924	-	-	-
Mid Cap Value Fund	1,411,376	166,267	11.78%	0.78%
Moderate Growth Lifestyle Fund	-	-	-	-
Money Market II Fund	-	-	-	-
Small Cap Growth Fund	150,685	-	-	-
Small Cap Value Fund	2,250,817	-	-	-
Socially Responsible Fund	403,837	-	-	-
Strategic Bond Fund	309	-	-	-

The following table sets forth the value of Funds’ holdings of securities of VC II’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of August 31, 2013.

Fund	Broker Dealer	Value (000’s)

Capital Appreciation Fund	State Street Bank & Trust Co.	$704

Core Bond Fund	Bank of America Corp.	7,230
	Barclays PLC	852
	Citigroup, Inc.	6,545
	Goldman Sachs Group, Inc.	5,485
	JP Morgan Chase & Co.	8,019
	Morgan Stanley	8,159
	State Street Bank & Trust Co.	69,149
	Wells Fargo & Co.	7,786
	UBS AG	3,726

High Yield Bond Fund	State Street Bank & Trust Co.	7,965

International Opportunities Fund	State Street Bank & Trust Co.	767

Large Cap Value Fund	Citigroup, Inc.	4,239
	State Street Bank & Trust Co.	367
	State Street Bank & Trust Co.	1,358
	Bank of America Corp.	3,205
	Goldman Sachs Group, Inc.	2,204
	JP Morgan Chase & Co.	4,756
	Morgan Stanley	1,145

Mid Cap Growth Fund	State Street Bank & Trust Co.	3,802

Mid Cap Value Fund	State Street Bank & Trust Co.	41,945
	State Street Bank & Trust Co.	1,493

Money Market II Fund	Bank of America Corp.	7,450
	Barclays PLC	3,115
	Deutsche Bank AG	3,500
	JP Morgan Chase & Co.	7,858
	State Street Bank & Trust Co.	14,760
	UBS AG	7,756
	Wells Fargo & Co.	6,900
	Citigroup, Inc.	5,519

Small Cap Growth Fund	State Street Bank & Trust Co.	1,741

Small Cap Value Fund	State Street Bank & Trust Co.	20,681
	Investment Technology Group, Inc.	1,630
	Piper Jaffray & Co.	314
	Oppenheimer & Co., Inc.	198

Socially Responsible Fund	Citigroup, Inc.	6,290
	State Street Bank & Trust Co.	1,866
	Morgan Stanley	1,825
	State Street Bank & Trust Co.	3,558
	Bank of America Corp.	6,462
	BNY Mellon	2,151

Strategic Bond Fund	Bank of America Corp.	4,421
	Barclays PLC	759
	Citigroup, Inc.	5,525
	Goldman Sachs Group, Inc.	4,562
	JP Morgan Chase & Co.	4,227
	Morgan Stanley	4,625
	State Street Bank & Trust Co.	24,167
	UBS AG	2,092
	Wells Fargo & Co.	1,745

Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. In such event, generally, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account’s adviser pursuant to written procedures. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. However, the Funds may, alternatively, benefit from lower broker’s commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. A Sub-adviser will not engage in a transaction as described above unless, in the Sub-adviser’s opinion, the results of the transaction will, on the whole, be in the best interest of the Fund.

For the Capital Appreciation Fund, Core Bond Fund, Socially Responsible Fund and Strategic Bond Fund for the fiscal year ended August 31, 2012, and for the Core Bond Fund and Strategic Bond Fund for the fiscal year ended August 31, 2013, the change in the aggregate dollar amount of brokerage commissions paid was greater than 50%. The dollar amount of brokerage commissions paid by each Fund may vary from year-to-year for a number of reasons, including changes in portfolio turnover and consideration of best execution. Changes from year to year may reflect immaterial variances in absolute commission dollar amounts.

OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. Pursuant to a distribution agreement, SACS acts without remuneration as VC II’s agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC and Plans and IRAs, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context. SACS’s address is the same as that of VALIC.

The distribution agreement between SACS and VC II provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of VC II, or (ii) by vote of a majority of VC II’s outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of VC II’s Trustees who are not “interested persons” (as defined in the 1940 Act) of VC II by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of VC II or by a vote of a majority of the outstanding voting securities of VC II, or by SACS, on sixty days’ written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.

Pursuant to the distribution agreement, SACS pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of VC II (after typesetting and printing the copies required for regulatory filings by VC II). Promotional and advertising expenses include any expense related to distribution of shares of the

Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses SACS for these expenses. Thus all such expenses incurred by SACS are passed directly on to VALIC. VC II pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, VC II redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC II’s shareholders.

VC II normally redeems Fund shares for cash. Although VC II, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in VC II portfolio securities at their value used in determining the redemption price (i.e. by redemption-in-kind), VC II, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, VC II has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of VC II’s net asset value. This election is irrevocable while Rule 18f-2 is in effect, unless the SEC by order permits the withdrawal of the election. The securities to be paid in-kind to the separate accounts will be selected in such manner as VC II’s Board deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund’s outstanding shares at such time.

DETERMINATION OF NET ASSET VALUE

Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading. The Board is responsible for the share valuation prices and has adopted a policy and procedure (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee which is responsible for, among other things, making certain determinations in connection with the Funds’ fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other Funds. A description of the pricing procedures that are generally used to value the securities held by a Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by VC II’s Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads, models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement prices established by the exchange on which they trade. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate.

For the Money Market II Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market II Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Money Market II Fund’s market-based net asset value per share deviates from the its amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Other securities are valued on the basis of the last sale or bid price (if last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by VC II’s Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

A Fund’s liabilities, including proper accruals of expense times, are deducted from total assets. The net asset value of each Fund is divided by the total number of shares outstanding to arrive at the net asset value per share.

ACCOUNTING AND TAX TREATMENT

Under the Code, each Fund is treated as a separate regulated investment company if qualification requirements are met. To qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, and franchise or withholding tax liabilities.

So long as a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually; except for the Money Market Fund which declares daily and pays out monthly. All distributions are reinvested in shares (of the same class) of the Fund at net asset value unless the transfer agent is instructed otherwise by the owner of the shares.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Variable Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contract would be taxed currently to the holder, and the holder would remain subject to taxation on the income and gain under the contract at ordinary income tax rates thereafter, even if it became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to regulated investment companies whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Fund intends to qualify for this exemption or to comply with the calendar year distribution requirement.

In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

A fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain tax qualified pension and retirement plans. A variable contract must meet certain diversification requirements in order to maintain its favorable tax status. In particular, a separate account backing a variable contract may not invest more than 55% of its assets in the securities of any one issuer, or 70% in two issuers, 80% in three, or 90% in four. If shares of a Fund are not sold outside of the very limited group consisting of separate accounts backing variable contracts, tax qualified retirement plans, and a few other specialized categories, then in making the diversification test the separate account backing the contract is treated as owning its proportional share of the assets of the Fund; this makes the diversification test relatively easy to meet. If the shares are owned outside the permitted group, then the Fund itself is the issuer of securities owned by the separate account and the diversification test may be much harder to meet. Failure to meet the diversification requirements has the unfavorable tax consequences described in the fourth paragraph of this section. In addition, if the owner of a variable contract has too much investment power over the investments in the separate account which backs the contract, the owner will be taxed currently on the income earned under his or her contract.

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.

Since the shares of the Funds are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the contract holder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts. Purchasers of the Variable Contracts should consult their tax advisers regarding specific questions as to federal, state and local taxes.

A Fund may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Fund equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Fund receives no actual interest payments thereon. Original issue discount is treated as income earned by a Fund and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the

Fund’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by a Fund will be subject to special tax rules. These rules may accelerate income to a Fund; defer Fund losses; cause adjustments in the holding periods of Fund securities; convert capital gain into ordinary income; and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

REITs in which Funds invest may hold residual interests in REMICs. Certain types of income received by the Fund from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Funds, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Fund.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A substantial portion of each Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Fund’s taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.

OTHER INFORMATION

Shareholder Reports

Annual Reports containing audited financial statements of VC II and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants, or beneficiaries as appropriate. VC II’s Annual Report dated August 31, 2013 is incorporated by reference into this Statement of Additional Information.

Voting and Other Rights

VC II was organized under the laws of the state of Delaware as a business trust, and presently is authorized to sell 15 series. Each of these series is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their Contract or Plan. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Delaware law does not require VC II to hold regular, annual shareholder meetings. However, VC II must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions; and (c) to fill vacancies on VC II’s Board if the shareholders have elected less than a majority of the Trustees.

VC II will assist in shareholder communications.

Control Persons and Principal Holders of Securities

VALIC Separate Account A’s (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders, Contract owners and beneficiaries.

As of November 30, 2013, VALIC, American General Life Insurance Company (“AGL”) and United States Life Insurance Company in the City of New York (“USL”), through their insurance company separate accounts, owned over 5% of the outstanding shares of the following Funds:

Fund	VALIC	AGL	USL
Aggressive Growth Lifestyle Fund	100.00%	-	-
Capital Appreciation Fund	100.00%	-	-
Conservative Growth Lifestyle Fund	100.00%	-	-
Core Bond Fund	100.00%	-	-
High Yield Bond Fund	99.95%	*	*
International Opportunities Fund	100.00%	-	-
Large Cap Value Fund	100.00%	-	-
Mid Cap Growth Fund	100.00%	-	-
Mid Cap Value Fund	99.76%	*	*
Moderate Growth Lifestyle Fund	100.00%	-	-
Money Market II Fund	100.00%	-	-
Small Cap Growth Fund	100.00%	-	-
Small Cap Value Fund	100.00%	-	-
Socially Responsible Fund	100.00%	-	-
Strategic Bond Fund	99.94%	*	*

*Less than 5% ownership.

As of November 30, 2013, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates, IRAs and Plans. None of these other shareholders owned of record more than 5% of any Fund’s outstanding shares.

Proxy Voting Policies and Procedures

Proxy Voting Responsibility

VC II has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of VC II and its Adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of VC II’s shareholders.

VC II has retained a proxy voting service, Institutional Shareholder Services, an MSCI brand (“ISS”), to affect votes on behalf of VC II according to VC II’s policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company’s management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. VC II’s policies and procedures therefore provide that each Fund will generally vote in support of management recommendations on most corporate matters. When a Fund’s portfolio manager is dissatisfied with a company’s management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, a Fund may request guidance or a recommendation from the portfolio manager or other appropriate personnel of VALIC and/or the Sub-adviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund’s shareholders.

Examples of Fund’s Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund’s voting positions on specific matters:

•	Vote with management recommendations on most corporate matters;

•	Vote with management recommendations on proposals to increase or decrease authorized common stock;

•	Vote against the authorization of preferred stock if the company’s board has unlimited rights to set the terms and conditions of the shares;

•	Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Vote against most shareholder proposals;

•	Abstain from voting on social responsibility or environmental matters, unless VC II’s objective is directly related to the social or environmental matter in question;[1] and

•	Not vote proxies for index funds/portfolios and passively managed funds.[2]

1 In these circumstances, the Fund will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Fund’s overall investment evaluation of whether to retain or sell the company’s securities. The Fund will either retain or sell the securities according to the best interests of the Fund’s shareholders.

2 Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.

Conflicts of Interest

Senior management of VC II and VALIC, including members of the proxy voting committee and legal and compliance personnel, will resolve conflicts of interest presented by a proxy vote. In practice, application of VC II’s proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are affected according to the policies and procedures by ISS, an independent third-party.

However, if a situation arises where a vote presents a conflict between the interests of a Fund shareholders and the interests of VALIC, or one of VALIC’s affiliates, and the conflict is known to VC II, senior management of VC II and VALIC may be consulted to evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund shareholders.

Proxy Voting Records

ISS will maintain records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll free at 1-800-448-2542, and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings Policies and Procedures

The Board of VC II has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures generally prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by VALIC or its affiliates except under certain circumstances. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, VC II does not provide or permit others to provide information about the Funds’ portfolio holdings on a selective basis.

VC II makes the Funds’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available sixty (60) to seventy (70) days after the end of VC II’s fiscal quarter. The portfolio securities for the Money Market II Fund are disclosed on a monthly basis on Form N-MFP as filed with the SEC five (5) business days following the month end.

In addition, VC II generally makes publicly available on a periodic basis, information regarding a Fund’s top ten holdings (including name and percentage of a Fund’s assets invested in each holding) and the percentage breakdown of a Fund’s investments by country, sector and industry, as applicable. This information may be made available through VALIC’s website, marketing communications (including printed advertising and sales literature), and/or VC II’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by VC II’s legal department. VC II and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. VC II’s Chief Compliance Officer and/or VALIC’s legal department is responsible for authorizing the selective release of portfolio holding information. If the request is approved, VC II and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

Non-public holdings information may be provided to VC II’s service providers on an as-needed basis in connection with the services provided to the Funds of VC II by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Funds’ adviser, VALIC, and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Board. The entities to which VC II provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds of VC II are required to maintain the confidentiality of the information provided.

VC II’s executive officers and VALIC’s legal department, are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds’ participants and the Funds’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds’ operation, or useful to the Funds’ participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of VC II, the Board reviews a report detailing third parties to whom the Funds’ portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a Sub-adviser is engaged to assume sub-advisory duties of a Fund, VC II routinely discloses portfolio holdings information to such Sub-adviser prior to its assumption of duties. VC II does not receive any compensation, or other consideration from these arrangements for the release of the Funds’ portfolio holdings information.

Each of the below listed third parties have been approved to receive information concerning the Funds’ holdings: (1) PricewaterhouseCoopers, LLP and Ernst & Young LLP, Independent Registered Public Accountants; (2) Institutional Shareholder Services (“ISS”), a proxy voting service provider; (3) State Street Bank & Trust Company (“State Street”), Custodian; (4) Zeno Consulting Group and ITG, brokerage transaction analysis; (5) Morningstar, Lipper and Bloomberg LLP, database services; (6) RR Donnelley, financial printer; (7) Investment Company Institute, survey information; (8) Manhattan Creative Partners (d/b/a “Diligent”), VC II’s Board materials; (9) Fluent Technologies, marketing materials; and (10) Finadium, LLC, (“Finadium”) a securities lending consultant. PwC is provided with entire portfolio holdings information during periods in which it reviews shareholder reports and regulatory filings, and does not publicly disclose this information. ISS receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street has daily access to the Funds’ portfolio holdings information as the Funds’ custodian and does not publicly disclose this information. Zeno Consulting Group and ITG receive portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and do not publicly disclose this information. Lipper receives portfolio holdings information within 20 days of each month end and makes certain information available approximately 30 days after its receipt. Morningstar receives portfolio holdings information approximately 35 days after each month end and makes information available through Morningstar Direct to subscribers approximately one week its receipt. Bloomberg receives portfolio holdings information for each Fund on a monthly basis, approximately 45 days after the month end and makes information available to subscribers of Bloomberg’s database within 1 to 14 days of its receipt. RR Donnelley has access to portfolio holdings information approximately 30 days after the Funds’ fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds’ release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Trustees approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information. Finadium receives portfolio holding information as needed to render securities lending consulting services and does not publicly disclose this information.

In addition, Wellington Management discloses the portfolio holdings of the Funds it manages to the following third parties in connection with the services it provides to such Funds (subject to confidentiality agreements between Wellington Management and such third parties):

•	Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

•	FactSet Research Systems, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Investment Technology Group, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

•	State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Custodian

Pursuant to a Master Custodian Agreement with VC II, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of VC II as Custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of VC II, and performing other administrative duties, all as directed by persons authorized by VC II. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or VC II. Portfolio securities of the Funds purchased domestically are maintained in the custody of the Custodian and may be entered into the book entry systems of securities depositories approved by VC II’s Board. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of the Custodian and such other custodians, including foreign banks and foreign securities depositories.

If on any day a Fund experiences net realized or unrealized gains with respect to futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. Thereupon, such assets will be deposited in its general or segregated account with the Custodian, as appropriate.

Principal Underwriter

The Funds’ principal underwriter is SunAmerica Capital Services, Inc. (“SACS”), 21650 Oxnard St., Suite 750, Woodland Hills, CA 91367-4997. SACS is an affiliate of VALIC.

Independent Registered Public Accounting Firm

The Board of Trustees has selected PricewaterhouseCoopers, LLP, at 1201 Louisiana Street, Suite 2900, Houston TX 77002-5678, to serve as the Independent Registered Public Accounting firm of VC II.

MANAGEMENT OF VC II

The following table lists the Trustees and officers of VC II, their dates of birth, current position(s) held with VC II, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is 2929 Allen Parkway, Houston, Texas 77019. Trustees, who are not deemed to be “interested persons” of VC II as defined in the 1940 Act, are referred to as “Independent Trustees.” A Trustee, who is deemed to be an “interested person” of VC II, is referred to as “Interested Trustee.” Trustees and officers of VC II are also directors or trustees and officers of some or all of the other investment companies managed or advised by VALIC, administered by SAAMCo and distributed by SACS; and/or other affiliates of VALIC.

INDEPENDENT TRUSTEES

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

THOMAS J. BROWN Age: 68	Trustee	2005-Present	Retired, Chief Compliance Officer & Chief Financial Officer, American General Asset Management, an investment adviser (since 2006).	49	Trustee, Virtus Series Fund (2011-Present); Trustee, Merrimac Funds, a mutual fund company (2004-2007).

DR. JUDITH L. CRAVEN Age: 68	Trustee	1998-Present	Retired Administrator, Proprietor, JAE & Associates LLC, physician consulting (since 2003); and President, United Way, fund raiser (since 1998).	75	Director, A.G. Belo Corporation, a media company (1992-Present); Director, SYSCO Corporation, a food marketing and distribution company (1996-Present); Director, Luby’s Restaurant (1998-Present); Director, Hilton Hotel (1998-2011); Director, University of Texas Board of Regents (1998-2007).

WILLIAM F. DEVIN Age: 75	Chairman since 07/2005 and Trustee	2001-Present	Retired, Executive Vice President, Fidelity Management Resources, a broker-dealer (since 1996).	75	Director, Boston Options Exchange (2001-2011).

DR. TIMOTHY J. EBNER Age: 64	Trustee	1998-Present	Professor and Head, Dept. of Neuroscience (1980-Present), and Visscher Chair of Physiology, University of Minnesota (1999-Present); Scientific Director, Society for Research on the Cerebellum (2008-Present) ; President-Elect, American Medical School of Neuroscience Department Chairs (2011-Present).	49	Trustee, Minnesota Medical Foundation (2003-Present).

JUDGE GUSTAVO E. GONZALES, JR. Age: 73	Trustee	1998-Present	Attorney At Law, Criminal Defense and General Practice (2004-Present); Retired Municipal Court Judge, City of Dallas, trial court – criminal jurisdiction (since 2004).	49	N/A

KENNETH J. LAVERY Age: 64	Trustee	2001-Present	Vice President, Massachusetts Capital Resources Company (1982-Present).	49	Director, Board of Overseers, Newton Wellesley Hospital (1996-2006)

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

DR. JOHN E. MAUPIN, JR. Age: 67	Trustee	1998-Present	President, Morehouse School of Medicine, Atlanta, Georgia (2006-Present). Formerly, President, Meharry Medical College, Nashville, Tennessee (1994-2006).	49	Director, LifePoint Hospitals, Inc., hospital management (1999-Present); Director, HealthSouth, Corporation, rehabilitation health care services (2004-Present); and Director, Regions Financials, Inc., bank holding company (2007-Present); Director, Monarch Dental Corporation (1997-2006); Director, Pinnacle Financial Partners, Inc. (2000-2006);.

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies, VALIC. The Fund Complex includes VC II (15 funds), VC I (34 funds), SunAmerica Specialty Series (6 funds), SunAmerica Money Market Fund, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (4 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios) and Season Series Trust (21 portfolios).

[3]

Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

        INTERESTED TRUSTEE

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

PETER A. HARBECK[4] Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 59	Trustee	2001-Present	President, CEO and Director, SAAMCo (1995-Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993-Present); Chairman, Advisor Group. (2004-Present)	75	N/A

        OFFICERS

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Officer	Other Directorships Held by Officer

KURT W. BERNLOHR Age: 52	President and Principal Executive Officer	2009-Present	President (2009-Present), VALIC Financial Advisors, Inc.; President (2009-President), VALIC Retirement Services Company; and Senior Vice President (2009-Present), Vice President (2004-2009), VALIC.	N/A	N/A

[4]

Mr. Harbeck is considered to be an interested Director because he serves as President, CEO and Director, SAAMCo; Director, SACS; and Chairman, President and CEO, Advisor Group, Inc., affiliates of the Adviser.

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Officer	Other Directorships Held by Officer

GREGORY R. KINGSTON Age: 47	Treasurer and Principal Financial Officer	2000-Present	Vice President, SAAMCo (2001-Present).	N/A	N/A

NORI L. GABERT Age: 60	Vice President, Chief Legal Officer and Secretary	2000-Present	Vice President and Deputy General Counsel (2005-Present), SAAMCo.	N/A	N/A

GREGORY N. BRESSLER Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 47	Vice President	2005-Present	Senior Vice President and General Counsel, SAAMCo (2005-Present)	N/A	N/A

DONNA M. HANDEL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 47	Vice President and Assistant Treasurer	2001-Present	Senior Vice President (2004-Present), SAAMCo.	N/A	N/A

JOHN PACKS 99 High Street Boston, MA 02110 Age: 58	Vice President and Senior Investment Officer	2001-Present	Senior Investment Officer, VALIC (2001-Present).	N/A	N/A

MATTHEW J. HACKETHAL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 42	Anti-Money Laundering (“AML”) Compliance Officer	2007-Present	Chief Compliance Officer, SAAMCo (2006-Present); AML Compliance Officer, SunAmerica Fund Complex (2006-Present); Vice President (2001-2006) and CCO (2005-2006), Credit Suisse Alternative Funds – Asset Management Division.	N/A	N/A

KATHERINE STONER Age: 57	Chief Compliance Officer	2011-Present	Vice President, SAAMCo (2011-Present); Vice President and Deputy General Counsel, Western National Insurance Company and VALIC (2006-2011); Secretary, Western National Life Insurance Company and VALIC (2007-2011)	N/A	N/A

THOMAS M. WARD Age: 47	Vice President	2008-Present	Vice President (2009-Present) and Director (2005-2009), VALIC; Vice President, VALIC Financial Advisors, Inc. (2009-Present).	N/A	N/A

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the VC II funds (“VALIC Funds”) rests with the Board of Trustees (the “Board”). The VALIC Funds have engaged VALIC as the investment adviser which oversees the day-to-day operations of the VALIC Funds and have engaged Sub-advisers who manage the Funds’ assets on a day-to-day basis. The VALIC Funds have also engaged SAAMCo as the VALIC Funds’ administrator. The Board is responsible for overseeing VALIC, SAAMCo and the Sub-advisers and any other service providers in the operations of the VALIC Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, VC II’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-laws and the VALIC Funds’ investment objectives and strategies. The Board is presently composed of nine members, eight of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive session, at which no Interested Trustee is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Devin, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including VALIC, SAAMCo, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Governance Committee, Brokerage Committee and Compliance and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conducts an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The VALIC Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of VALIC and SAAMCo, who carry out the Funds’ investment management and business affairs, and also by the Funds’ Sub-advisers and other service providers in connection with the services they provide to the Funds. Each of VALIC, SAAMCo, the Sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the VALIC Funds, the Board, directly and/or through a Committee, interact with and review reports from, among others, VALIC, SAAMCo, the Sub-advisers and the Funds’ other service providers (including the Funds’ distributor and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, VALIC, the Sub-advisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. The Board has also considered the contributions that each Trustee can make to the Board and the VALIC Funds. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the VALIC Funds and the other funds/portfolios in the fund complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Thomas J. Brown. Mr. Brown has served as Trustee since 2005. Mr. Brown is also the Chairman of the Governance Committee and serves as the Audit Committee Financial Expert. Mr. Brown is a retired Chief Operating Officer and

Chief Financial Officer of American General Asset Management, and previously was the Treasurer and CFO of the North American Funds. Mr. Brown also has substantial experience serving on boards of other mutual fund complexes, and is currently a trustee of Virtus Series Fund.

Dr. Judith L. Craven. Dr. Craven has served as Trustee since 1998. Dr. Craven is also the Chairman of the Compliance and Ethics Committee and serves as a member of both the Audit and the Governance Committees. Dr. Craven is a retired administrator, and has held numerous executive and directorship positions within the healthcare industry. Dr. Craven has substantial experience serving on local, state, and national boards, and is currently a director of Luby’s Restaurant, A.G. Belo Corporation and SYSCO Corporation.

William F. Devin. Mr. Devin has served as Trustee since 2001 and as Chairman of the Board since 2005. Mr. Devin also serves as a member of each of the Audit, the Brokerage and the Governance Committees. Mr. Devin has approximately thirty years’ executive experience at Fidelity Investments, and in 1984 Mr. Devin’s experience includes Fidelity Capital Markets where he was responsible for all trading involving retail and institutional accounts, and retired as Executive Vice President in 1996. Mr. Devin is the founder and former Chairman of the National Organization of Investment Professionals.

Dr. Timothy J. Ebner. Dr. Ebner has served as Trustee since 1998. Dr. Ebner also serves as a member of each of the Audit, the Compliance and Ethics and the Governance Committees. Dr. Ebner is Head of the Department of Neuroscience of the Medical School at the University of Minnesota. Dr. Ebner has experience serving on the boards of other mutual funds, as well as on the boards of several scientific foundations and non-profit organizations. Dr. Ebner is also an editor for the Journal of Neuroscience and is on the editorial board of three other neuroscience journals.

Judge Gustavo E. Gonzales, Jr. Judge Gonzales has served as Trustee since 1998. Judge Gonzales also serves a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Judge Gonzales has extensive experience practicing law with a litigation emphasis on criminal defense, as well as general practice. He is formerly the Judge of Municipal Court No. 5 in Dallas, Texas. Judge Gonzales also currently serves on the advisory board to Dallas Catholic Charities, Immigration and legal Division and volunteers at Dallas LaVoz del Anciano.

Peter A. Harbeck. Mr. Harbeck is President and Chief Executive Officer of SAAMCo and President, Chief Executive Officer and Chairman of Advisor Group, Inc. As President and Chief Executive Officer, Mr. Harbeck is responsible for all of SAAMCo’s mutual fund businesses. During his over twenty-year tenure at SAAMCo, Mr. Harbeck has held various positions, including Chief Operating Officer and Chief Administrative Officer. In addition, Mr. Harbeck has extensive experience on various fund and annuity boards, and currently sits on the Board of Governors for the Investment Company Institute.

Kenneth J. Lavery. Mr. Lavery has served as Trustee since 2001. Mr. Lavery is also the Chairman of the Brokerage Committee and serves as a member of each of the Audit, the Governance and the Compliance and Ethics Committees. Mr. Lavery is currently a Vice President of Massachusetts Capital Resource Company at which he has nearly thirty years’ experience. Mr. Lavery also has substantial experience serving on the boards of other mutual funds and fund complexes, and has both board and executive experience at other organizations.

Dr. John E. Maupin, Jr. Dr. Maupin has served as Trustee since 1998. Dr. Maupin also serves as a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Dr. Maupin is the President and Chief Executive Officer of Morehouse School of Medicine in Atlanta, Georgia, and has extensive executive and administrative experience at other organizations and companies within the healthcare industry. Dr. Maupin also currently serves on the boards of LifePoint Hospitals, Inc., HealthSouth Corporation, and Regions Financials, Inc.

Effective January 1, 2014, for all VC I and VC II funds, Independent Directors and Trustees receive an annual retainer of $100,000 (Chairman receives an additional $55,000 retainer); and a meeting fee of $10,000 for each Board meeting, $2,500 for each special Board meeting attended in person and $2,500 for each Board meeting conducted by telephone. Audit Committee, Brokerage Committee, Compliance and Ethics Committee and Governance Committee members receive $2,500 for each meeting attended held in conjunction with a Board Meeting. The Audit Committee and Governance Committee chairs receive an additional retainer of $25,000, the

Compliance and Ethics Committee chair receives a retainer of $12,500 and the Brokerage Committee chair receives a retainer of $12,500. The Audit Committee Financial Expert receives an annual retainer of $25,000.

The Audit Committee is comprised of all Independent Trustees with Mr. Brown serving as the “Audit Committee Financial Expert.” The Audit Committee recommends to the Board the selection of independent registered public accounting firm for the VALIC Funds and reviews with such independent accounting firm the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent accounting firm regarding the VALIC Funds’ financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services and it is comprised of Mr. Brown, Dr. Ebner and Dr. Maupin. During the VC II fiscal year ended August 31, 2013, the Audit Committee held 4 meetings.

The Governance Committee is comprised of all Independent Trustees, with Mr. Brown as Chairperson. The Governance Committee recommends to the Board nominees for independent Trustee membership, reviews governance procedures and Board composition, and periodically reviews Trustee compensation. The VALIC Funds do not have a standing compensation committee. During the VC II fiscal year ended August 31, 2013, the Governance Committee held 3 meetings.

The Brokerage Committee is comprised of Mr. Lavery (Chairman), Mr. Brown, Mr. Devin, Judge Gonzales and Dr. Maupin. The Brokerage Committee reviews brokerage issues but does not meet on a formal basis. During the VC II fiscal year ended August 31, 2013, the Brokerage Committee held 3 meetings.

The Compliance and Ethics Committee is comprised of Ms. Craven (Chairperson), Dr. Ebner, Judge Gonzales, Mr. Lavery and Dr. Maupin. The Compliance and Ethics Committee addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Offices as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. During the VC II fiscal year ended August 31, 2013, the Compliance and Ethics Committee held 1 meeting.

The Independent Trustees are reimbursed for certain out-of-pocket expenses by VC II. The Trustees and officers of VC II and members of their families as a group beneficially owned less than 1% of the common stock of each Fund outstanding as of August  31, 2013.

Trustee Ownership of Shares

The following table shows the dollar range of shares beneficially owned by each Trustee.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family[2]
Thomas J. Brown	$0	$0
Dr. Judith L. Craven	0	0
William F. Devin	0	0
Dr. Timothy J. Ebner	0	0
Judge Gustavo E. Gonzales, Jr.	0	0
Kenneth J. Lavery	0	0
Dr. John E. Maupin, Jr.	0	0

[1]	Includes the value of shares beneficially owned by each Trustee in VC II as of December 31, 2013.
[2]	Includes VC II (15 series) and VC I (34 series).

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family[2]
Peter A. Harbeck	$0	$0

As of December 31, 2013, no Independent Trustee, or any of his or her immediate family members owned beneficially or of record any securities in VALIC or SACS or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Independent Trustees

The following table sets forth information regarding compensation and benefits earned by the Independent Trustees for the fiscal year ending August 31, 2013. Interested Trustees are not eligible for compensation or retirement benefits and thus, are not shown in the Compensation Table.

Compensation Table

Fiscal Year Ended August 31, 2013

Name of Trustee[1]	Aggregate Compensation from VC II	Total Compensation From Fund Complex Paid to Trustees	Pension or Retirement Benefits Accrued As Part of Fund Expenses
Thomas J. Brown	$86,100	$215,250	-
Dr. Judith L. Craven[2]	68,850	313,976	-
William Devin [2]	87,850	361,476	-
Dr. Timothy Ebner [3]	55,250	138,125	-
Judge Gustavo E. Gonzales[3]	60,660	151,650	-
Dr. John W. Lancaster[4]	74,200	185,500	-
Kenneth J. Lavery	71,550	178,575	-
Dr. John E. Maupin, Jr.	67,400	168,500	-

[1]	Trustees receive no pension or retirement benefits from the Funds or any other funds in the Fund Complex.
[2]

Includes VC I, VC II, Anchor Series Trust, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Series, Inc., SunAmerica Specialty Series and SunAmerica Money Market Funds, Inc.

[3]

Dr. Ebner and Judge Gonzales have chosen to defer a portion of VC II compensation under the Deferred Compensation Plan discussed below. As of August 31, 2013, the current value of the deferred compensation is $84,779 and $62,995 for Dr. Ebner and Judge Gonzales, respectively.

[4]	Dr. Lancaster is no longer a Trustee as of November 24, 2013.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Trustees who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Trustees to elect to defer receipt of all or some portion of the fees payable to them for their services to VC II, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Trustee may make an annual election to defer all or a portion of his/her future compensation from VC II.

At a meeting held on October 25-26, 2010, the Board of Trustee s revised the Fund’s retirement policy age of 75 to provide for a Trustee to request an additional year of eligibility as a Trustee if requested by the age of 74 1/2, subject to approval by the Board, up to an additional maximum of five additional years (to age 80).

APPENDIX A

BOND RATINGS

Moody’s Investors Service, Inc.’s corporate bond ratings are as follows:

Aaa— Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa— Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba— Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa— Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospect of ever attaining any real investment standing.

Note:       Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that a ranking in the lower end of the generic rating category.

Standard & Poor’s Corporation classifications are as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA — An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC — Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

D — An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

p — The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.

L — The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR — Not rated.

Description of Commercial Paper Ratings

Moody’s Commercial Paper Ratings

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

☐	Leading market positions in well-established industries.
☐	High rates of return on funds employed.
☐	Conservative capitalization structures with moderate reliance on debt and ample asset protection.
☐	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
☐	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Commercial Paper Ratings

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

APPENDIX B

INVESTMENT PRACTICES

For ease of reference, this table reflects the investment practices in which the Funds may engage. In the event of any discrepancy between this Appendix B and the disclosure contained in the Prospectus and SAI, the latter shall control.

	Aggressive Growth Lifestyle	Conservative Growth Lifestyle	Moderate Growth Lifestyle	Capital Appreciation	Core Bond	High Yield Bond	International Opportunities
Adjustable Rate Securities	N	N	N	Y	Y	Y	Y
Asset-Backed Securities	N	N	N	Y	Y	Y	Y
Bank Obligations	N	N	N	Y	Y	Y	Y
Depositary Receipts	N	N	N	Y	Y	Y	Y
Equity Securities	N	N	N	Y	Y (20%)	Y (20%)	Y
Common Stock-Large Cap Issuers	N	N	N	Y	Y	Y	Y
Common Stocks—Mid-Cap Issuers	N	N	N	Y	Y	Y	Y (>=80%)
Common Stocks—Small Cap Issuers	N	N	N	Y	Y	Y	Y (>=80%)
Convertible Securities	N	N	N	Y	Y	Y	Y
Preferred Stocks	N	N	N	Y	Y	Y	Y
Rights (except as noted in Real Estate Securities)	N	N	N	Y	N	N	Y
Warrants	N	N	N	Y	Y	Y	Y
Eurodollar Obligations	N	N	N	N	Y	Y	Y
Fixed-Income Securities (investment grade)	N	N	N	Y	Y(>=80%)	Y	Y
Brady bonds	N	N	N	Y	Y	Y	Y
Catastrophe Bonds	N	N	N	Y	Y	Y	Y
CBOs	N	N	N	N	N	Y	N
inflation indexed bonds	N	N	N	Y	Y	Y	Y
International Bonds	N	N	N	Y	Y	Y	Y
Junk bonds	N	N	N	N	Y (20%)	Y(>=80%)	N
Variable rate demand notes	N	N	N	Y	Y	Y	Y
Zero-coupon bonds	N	N	N	Y	Y	Y	Y
Foreign Currency & Foreign Currency Exchange Trans.	N	N	N	Y	Y	Y	Y
Forward Contracts	N	N	N	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	N	N	N	Y	Y	Y (35%)	Y (100%)
Equity securities	N	N	N	Y(20%)	Y	Y	Y (>=80%)
Fixed-income securities (including money market securities)	N	N	N	Y	Y (40%)	Y	Y
Emerging markets	N	N	N	N	Y	Y	Y
Hybrid Instruments (Includes indexed or structured securities/notes)	N	N	N	Y(10%)	Y(10%)	Y(10%)	Y(10% hybrids) Y(<=5% P-notes)
Illiquid Securities	N	N	N	Y (15%)	Y (15%)	Y (15%)	Y (15%)
IPOs	N	N	N	N	N	N	Y
Lending Portfolio Securities	N	N	N	Y	Y	Y	Y
Loan Participations and Assignments	N	N	N	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	N	N	N	Y	Y	Y	Y
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	N	N	N	Y	Y	Y	Y
CMOs	N	N	N	Y	Y	Y	Y
Commercial mort-backed securities	N	N	N	Y	Y	Y	Y
Stripped mortgage backed securities	N	N	N	Y	Y	Y	Y
CMO residuals	N	N	N	Y	Y	Y	Y
Mortgage dollar rolls	N	N	N	Y	Y	Y	Y
Options and Futures Contracts	N	N	N	Y	Y	Y	Y
Options on securities/indexes	N	N	N	Y	Y	Y	Y

	Aggressive Growth Lifestyle	Conservative Growth Lifestyle	Moderate Growth Lifestyle	Capital Appreciation	Core Bond	High Yield Bond	International Opportunities
Writing/purchasing covered call/put options	N	N	N	Y	Y	Y	Y (on foreign currencies also)
Futures contracts	N	N	N	Y	Y	Y	Y
Options on futures contracts	N	N	N	Y	Y	Y	Y
Unlisted options	N	N	N	Y	Y	Y	Y
Other Investment Companies (including ETFs)	Y	Y	Y	Y	Y	N	Y
Privately Placed Securities	N	N	N	N	N	N	N
Real Estate Securities & REITs	N	N	N	Y	Y	Y	Y
Repurchase Agreements	N	N	N	Y	Y	Y	Y
Reverse Repurchase Agreements	N	N	N	Y	Y	Y	Y
Rule 144A Securities	N	N	N	Y	Y	Y	Y
Short Sales (Against the Box)	N	N	N	Y	Y	Y	Y
Short Sales (Other than Against the Box)	N	N	N	N	Y (up to 5%)	Y (5%)	N
Structured Notes	N	N	N	Y	Y	Y	Y
Swap Agreements (5% limitation on any single contract)	N	N	N	Y	Y	Y	Y
Credit default swaps	N	N	N	N	Y(10%)	Y(10%)	N
Currency exchange rate swaps	N	N	N	Y	Y	Y	Y
Equity swaps	N	N	N	Y	Y	Y	Y
Interest rate swaps	N	N	N	Y	Y	Y	Y
Unseasoned Issuers	N	N	N	N	Y	Y	Y (up to 4%)
When-Issued (delayed-delivery) Securities	N	N	N	Y	Y	Y	Y

	Large Cap Value	Mid Cap Growth	Mid Cap Value	Money Market II	Small Cap Growth	Small Cap Value	Socially Responsible	Strategic Bond
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	Y	Y	Y	Y	Y	Y
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y
Depositary Receipts	Y	Y	Y	N	Y	Y	Y	Y
Equity Securities	Y	Y	Y	N	Y	Y	Y(>=80%)	Y(20%)
Common Stock-Large Cap Issuers	Y (>=80%)	Y	Y	N	Y	Y	Y	Y
Common Stocks—Mid-Cap Issuers	Y	Y (>=80%)	Y (>=80%)	N	Y	Y	Y	Y
Common Stocks—Small Cap Issuers	Y	Y	Y	N	Y (>=80%)	Y (>=80%)	Y	Y
Convertible Securities	Y	Y	Y	N	Y	Y	Y	Y
Preferred Stocks	Y	Y	Y	N	Y	Y	Y	Y
Rights (except as noted in Real Estate Securities)	Y	N	Y	N	Y	Y	Y	Y
Warrants	Y	Y	Y	N	Y	Y	Y	Y
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y
Fixed-Income Securities (investment grade)	Y	Y	Y	Y	Y	Y	Y	Y(>=80%)
Brady bonds	Y	Y	Y	Y	Y	N	Y	Y
Catastrophe Bonds	Y	Y	Y	Y	Y	N	Y	Y
CBOs	N	N	N	N	N	N	N	N
Inflation indexed bonds	Y	Y	Y	N	Y	Y	Y	Y
International Bonds	Y	Y	Y	N	Y	N	Y	Y
Junk bonds	N	N	Y (5%)	N	N	N	N	Y
Variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y
Zero-coupon bonds	Y	Y	Y	N	Y	Y	Y	Y
Foreign Currency & Foreign Currency Exchange Trans.	Y	Y	Y	N	Y(25%)	Y	Y	Y
Forward Contracts	Y	Y	Y	N	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y	Y(25%)	Y (20%)	Y (20%)	Y	Y(25%)	Y(20%)	Y(50%)

	Large Cap Value	Mid Cap Growth	Mid Cap Value	Money Market II	Small Cap Growth	Small Cap Value	Socially Responsible	Strategic Bond
Equity securities	Y (20%)	Y	Y	N	Y	Y	Y	Y
Fixed-income securities (including money market securities)	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	Y	Y	Y	N	Y	Y	Y	Y(25%)
Hybrid Instruments (Includes indexed or structured securities/notes)	N	Y(10%)	Y(10%)	N	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y (15%)	Y (15%)	Y (15%)	Y (5%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)
IPOs	Y	Y	Y	N	Y	Y	N	N
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	Y	Y	Y	Y	Y	Y	Y	Y
CMOs	Y	Y	Y	N	Y	Y	Y	Y
Commercial mort-backed securities	Y	Y	Y	N	Y	Y	Y	Y
Stripped mortgage backed securities	Y	Y	Y	N	Y	Y	Y	Y
CMO residuals	Y	Y	Y	N	Y	Y	Y	Y
Mortgage dollar rolls	Y	Y	Y	N	Y	Y	Y	Y
Options and Futures Contracts	Y	Y	Y	N	Y	Y	Y	Y
Options on securities/indexes	Y	Y	Y	N	Y	Y	Y	Y
Writing/purchasing covered call/put options	Y	Y	Y	N	Y	Y	Y	Y
Futures contracts	Y	Y	Y	N	Y	Y	Y	Y
Options on futures contracts	Y	Y	Y	N	Y	Y	Y	Y
Unlisted options	Y	Y	Y	N	Y	Y	Y	Y
Other Investment Companies (including ETFs)	Y	Y	Y	N	Y	Y	Y	Y
Privately Placed Securities	N	Y	Y	N	N	Y	N	N
Real Estate Securities & REITs	Y	Y	Y	N	Y	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	Y	Y	Y	N	Y	Y	Y	Y
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Against the Box)	Y	Y	Y	N	Y	Y	Y	Y
Short Sales (Other than Against the Box)	N	N	N	N	N	N	N	Y(5%)
Structured Notes	Y	Y	Y	N	Y	Y	Y	Y
Swap Agreements (5% limitation on any single contract)	Y	Y	Y	N	Y	Y	Y	Y
Credit default swaps	N	N	N	N	N	N	N	Y(10%)
Currency exchange rate swaps	Y	Y	Y	N	Y	Y	Y	Y
Equity swaps	Y	Y	Y	N	Y	Y	Y	Y
Interest rate swaps	Y	Y	Y	N	Y	Y	Y	Y
Unseasoned Issuers	N	Y	N	N	Y	Y	N	Y
When-Issued (delayed-delivery) Securities	Y	Y	Y	N	Y	Y	Y	Y

VALIC COMPANY II

Part C. OTHER INFORMATION

ITEM 28.	EXHIBITS

a. (1) Agreement	and Declaration of Trust (1)

(2)	Amendment to Agreement and Declaration of Trust (2)

(3)	Amended and Restated Agreement and Declaration of Trust dated October 26, 2010 (19)

(4)	Amended and Restated Certificate of Trust dated 09/25/2000 (6)

(5)	Amended and Restated Certificate of Trust dated 12/31/2001 (8)

(6)	Restated Certificate of Trust dated October 26, 2010 (19)

(7)	Certificate of Designation for:

(a)	American General International Growth Fund (1)

(b)	American General Large Cap Growth (1)

(c)	American General Mid Cap Growth Fund (1)

(d)	American General Small Cap Growth Fund (1)

(e)	American General International Value Fund (1)

(f)	American General Large Cap Value Fund (1)

(g)	American General Mid Cap Value Fund (1)

(h)	American General Small Cap Value Fund (1)

(i)	American General Socially Responsible Fund (1)

(j)	American General Balanced Fund (1)

(k)	American General High Yield Bond Fund (2)

(l)	American General Strategic Bond Fund (2)

(m)	American General Domestic Bond Fund (1)

(n)	American General Core Bond Fund (2)

(o)	American General Money Market Fund (1)

(p)	American General Growth Lifestyle Fund (1)

(q)	American General Moderate Growth Lifestyle Fund (1)

(r)	American General Conservative Growth Lifestyle Fund (1)

(s)	American General S&P 500 Index Fund (1)

(t)	American General Mid Cap Index Fund (1)

(u)	American General Small Cap Index Fund (1)

(v)	North American International Growth Fund (6)

North American – Goldman Sachs Large Cap Growth Fund

North American – State Street Large Cap Value Fund

North American – INVESCO Mid Cap Growth Fund

North American – Neuberger Berman Mid Cap Value Fund

North American – J.P. Morgan Small Cap Growth Fund

North American – Small Cap Value Fund

North American – AG Socially Responsible Fund

North American – AG Core Bond Fund

North American – AG High Yield Bond Fund

North American – AG Strategic Bond Fund

North American – AG Conservative Growth Lifestyle Fund

North American – AG Aggressive Growth Lifestyle Fund

North American – AG Moderate Growth Lifestyle Fund

North American – AG 2 Money Market Fund

(w)	Amended and Restated Certificate of Designation (8)

(Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Small Cap Equity

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Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Moderate Growth Lifestyle Fund, Money Market II Fund, Small Cap Growth Fund, Small Cap Value Fund, Socially Responsible Fund, Strategic Bond Fund)

(x)	Certificate of Designation of International Small Cap Equity Fund formerly known as International Growth II Fund (12)

(8)	Certificate of Termination for:

(a)	American General S&P 500 Index Fund (2)

(b)	American General Mid Cap Index Fund (2)

(c)	American General Small Cap Index Fund (2)

(9)	Amended and Restated Certificate of Designation dated October 26, 2010. (19)

(Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Small Cap Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Moderate Growth Lifestyle Fund, Money Market II Fund, Small Cap Growth Fund, Small Cap Value Fund, Socially Responsible Fund and Strategic Bond Fund)

(10)	2nd Amended and Restated Certificate of Designation of International Opportunities Fund, formerly known as International Small Cap Equity Fund, dated May 1, 2012. (21)

b.	Amended and Restated Bylaws effective October 26, 2010 (19)

c.	Not Applicable.

d. (1) (a)	Investment Advisory Agreement between the Registrant and The Variable Annuity Life Insurance Company (“VALIC”) dated January 1, 2002 (2)

(b)	Amendment No. 1 to the Investment Advisory Agreement dated December 10, 2007. (17)

(c)	Amendment No. 2 to the Investment Advisory Agreement dated July 24, 2009 (17)

(d)	Amendment No. 3 to the Investment Advisory Agreement dated December 1, 2009 (17)

(e)	Amendment No. 4 to the Investment Advisory Agreement dated December 14, 2009 (17)

(f)	Amendment No. 5 to the Investment Advisory Agreement dated June 1, 2010 (18)

(g)	Amendment No. 6 to the Investment Advisory Agreement dated June 7, 2010 (18)

(2)	Investment Sub-Advisory Agreements (Pre-August 2001) between VALIC and each of the following Sub-Advisers:

(a)	American General International Growth Fund (3)

(b)	American General Large Cap Growth Fund (3)

(c)	American General Mid Cap Growth Fund (3)

(d)	American General International Value Fund, American General Balanced Fund and American General Domestic Bond Fund (3)

(e)	American General Large Cap Value Fund (3)

(f)	American General Mid Cap Value Fund (3)

(g)	Fiduciary Management Associates, Inc. (3)

(h)	American General High Yield Bond Fund, American General Strategic Bond Fund and American General Core Bond Fund (3)

(i)	American General Investment Management, L.P. (3)

(j)	Bankers Trust Company (4)

(k)	INVESCO Funds Group, Inc. dated September 28, 2000 (7)

(3)	Interim Investment Advisory Agreement between the Registrant and VALIC dated August 29, 2001 (7)

2

(4)	Investment Sub-Advisory Agreements (Post-August 29, 2001) between VALIC and the following Sub-Advisers:

Prior Sub-Advisers

(a)	American General Investment Management, L.P. dated August 29, 2001 (7)

(b)	Fiduciary Management Associates, Inc. dated August 29, 2001 (7)

(c)	Goldman Sachs Asset Management dated August 29, 2001 (7)

(d)	J.P. Morgan Investment Management, Inc. dated August 29, 2001 (7)

(e)	Neuberger Berman Management, Inc. dated August 29, 2001 (7)

(f)	(1) SSgA Funds Management, Inc. dated August 29, 2001 (7)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and SSgA FM dated October 31, 2007 (15)

(g)	Thompson, Siegel & Walmsley, Inc. dated August 29, 2001 (7)

(h)	(1) AIG Global Investment Corp. dated January 1, 2002 (8)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AIGGIC dated October 11, 2004 (15)

(3) Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and AIGGIC dated October 31, 2007 (15)

(i)	(1) JPMorgan Investment Advisors, Inc. (formerly Banc One Investment Advisers, Inc.) dated January 1, 2002 (8)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and JPMIA dated October 31, 2007 (15)

(3) Form of Assignment and Assumption Agreement between JPMIA, JPMIM and VALIC dated December 31, 2009. (17)

(j)	Credit Suisse Asset Management, LLC dated January 1, 2002 (8)

(k)	Franklin Advisers, Inc. dated January 1, 2002 (8)

(l)	Putnam Investment Management, LLC dated January 1, 2002 (8)

(m)	(1) Bridgeway Capital Management, Inc. dated August 28, 2006 (14)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Bridgeway Capital dated October 31, 2007 (15)

(n)	(1) FAF Advisors, Inc (formerly U.S. Bancorp Asset Management, Inc.) dated November 7, 2005 (13)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and FAF Advisors dated October 31, 2007 (15)

(3) Form of Nuveen Asset Management, LLC dated December 31, 2010 (19)

(o)	(1) Invesco Advisers, Inc. (formerly, Invesco Aim Capital Management, Inc.) (“Invesco”) (11)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Invesco dated October 31, 2007 (15)

(3) Amendment No. 2 to the Investment Sub-Advisory Agreement between VALIC and Invesco dated December 14, 2009 (17)

(4) Investment Sub-Sub-Advisory Agreement between Invesco and Invesco Asset Management, Ltd (International Small Cap Equity Fund) dated December 14, 2009 (17)

(p)	Columbia Management Investment Advisers, LLC dated December 1, 2010. (19)

Current Sub-Advisers

(q)	J.P. Morgan Investment Management Inc. dated December 10, 2007 (15)

(r)	(1) Janus Capital Management, LLC dated June 7, 2010 (18)

(2) Investment Sub-Sub-Advisory Agreement between Janus and Perkins (International Small Cap Equity Fund) dated June 7, 2010 (18)

(s)	Metropolitan West Capital Management, Inc. dated February 8, 2010 (18)

(t)	PineBridge Investments, LLC dated March 26, 2010 (18)

(u)	(1) SunAmerica Asset Management Corp. dated January 1, 2002 (8)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and SAAMCo dated October 31, 2007 (15)

3

(3) Interim Investment Sub-Advisory Agreement between VALIC and SAAMCo dated December 1, 2009 (17)

(4) Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and SAAMCo dated February 8, 2010 (18)

(v)	Tocqueville Asset Management, LP dated March 21, 2011 (20)

(w)	(1) The Boston Company Asset Management, LLC dated June 7, 2010 (18)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and The Boston Company dated December 5, 2011 (20)

(x)	(1) Wellington Management Company, LLP dated January 1, 2002 (8)

(2)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Wellington Management dated October 19, 2005 (13)

(3)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Wellington Management dated October 31, 2007 (15)

(4)	Amendment No. 3 to the Investment Sub-Advisory Agreement between VALIC and Wellington Management dated July 24, 2009 (17)

(y)	Robeco Investment Management, Inc. dated June 30, 2013 (Filed herewith)

(z)	UBS Global Asset Management (Americas) Inc. dated December 5, 2011 (20)

(aa)	Massachusetts Financial Services Company dated June 20, 2012 (21)

(bb)	Wells Capital Management Incorporated dated December 9, 2013 (Filed herewith)

e.	Distribution Agreements between Registrant and SunAmerica Capital Services, Inc. dated June 29, 2013 (Filed herewith)

f.	Not Applicable.

g.	(1) Master Custodian Agreement between Registrant and State Street Bank and Trust Company (14)

(2)	Amendment to Master Custodian Agreement dated January 18, 2006 (14)

h.	(1) Transfer Agency and Service Agreement between Registrant and VALIC (5)

(2)	Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 17, 2000 (7)

(3)	Form of Data Access Services Agreement between Registrant and State Street Bank and Trust Company (2)

(4)	Accounting Services Agreement between Registrant and VALIC (5)

(5)	Amended and Restated Accounting Services Agreement between Registrant and VALIC dated April 1, 2001 (7)

(6)	Administrative Service Agreement between the Registrant and VALIC (5)

(7)	Shareholder Services Agreement between the Registrant and VALIC dated July 17, 2001 (7)

(a) Amended Schedule A dated August 14, 2012 (21)

(8)	Administrative Services Agreement between the Registrant and SunAmerica Asset Management Corp. dated October 1, 2001 (7)

(9)	Remote Access Service Agreement between Registrant and State Street Bank and Trust Company dated August 18, 2003 (10)

(10)	Amended and Restated Administrative Services Agreement between the Registrant and AIG SunAmerica Asset Management Corp. dated October 30, 2007 (15)

(a) Amended Schedule I dated August 14, 2012 (21)

4

(11)	Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 30, 2007 (15)

i.	Opinion and Consent of Counsel. Incorporated by Reference to Post Effective Amendment No. 17 to the Registrant’s Registration Statement on From N-1A filed on December 23, 2010. (File Nos. 333-53589/811-08789).

j.	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers, LLP (Filed herewith)

k.	Not Applicable.

l.	Subscription Agreements (2)

m.	Not Applicable.

n.	Not Applicable.

o.	Reserved.

p.	(1) Code of Ethics – Invesco Advisers, Inc. (19)

(2)	Code of Ethics – Invesco Asset Management, Ltd. Inc. (17)

(3)	Code of Ethics – PineBridge Investments LLC (19)

(4)	Code of Ethics – Wellington Management Company, LLP (8)

(5)	Code of Ethics – SunAmerica Asset Management Corp. (19)

(6)	Code of Ethics – Robeco Investment Management, Inc. (Filed herewith)

(7)	Code of Ethics – Tocqueville Asset Management, LP (21)

(8)	Code of Ethics – J.P. Morgan Investment Management Inc. (15)

(9)	Code of Ethics – Janus Capital Management, LLC & Perkins Investment Management, LLC (21)

(10)	Code of Ethics – Metropolitan West Capital Management, LLC (19)

(11)	Code of Ethics – The Boston Company Asset Management, LLC (19)

(12)	Code of Ethics – Columbia Management Investment Advisers, LLC (19)

(13)	Code of Ethics – UBS Global Asset Management (Americas) Inc. (20)

q.	Powers of Attorney. (Filed herewith)

Footnotes:

1.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 6, 1998 (File Nos. 333-53589/811-08789, Accession No. 0000950129-98-002909).

2.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 2, 1998 (File Nos. 333-53589/811-08789, Accession No. 0000950129-98-003747).

3.	Incorporated herein by reference to the Registrant’s Form N-SAR filed with the Securities and Exchange Commission on April 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000009).

4.	Incorporated herein by reference to the Registrant’s Form N-SAR filed with the Securities and Exchange Commission on October 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000019).

5.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 3, 2000 (File Nos. 333-53589/811-08789, Accession No. 0000950129-00-000021).

6.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 1, 2000 (File Nos. 333-53589/811-08789, Accession No. 0000950129-00-005815).

7.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2001 (File Nos. 333-53589/811-08789, Accession No. 0000950129-01-504549).

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8.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 11, 2002 (File Nos. 333-53589/811-08789, Accession No. 0000950129-02-000161).

9.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 19, 2002 (File Nos. 333-53589/811-08789, Accession No. 0000950129-02-006167).

10.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2003 (File Nos. 333-53589/811-08789, Accession No. 0000950129-03-006222).

11.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 20, 2004 (File Nos. 333-53589/811-08789, Accession No. 0000950129-04-007908).

12.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 29, 2004 (File Nos. 333-53589/811-08789, Accession No. 0000950129-04-010161).

13.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 12, 2005 (File Nos. 333-53589/811-08789, Accession No. 0000950129-05-011829).

14.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 11, 2006 (File Nos. 333-53589/811-08789, Accession No. 0000950129-06-010064).

15.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 14, 2007 (File Nos. 333-53589/811-08789).

16.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 17, 2008 (File Nos. 333-53589/811-08789).

17.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2009 (File Nos. 333-53589/811-08789).

18.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 21, 2010 (File Nos. 333-53589/811-08789).

19.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 23, 2010 (File Nos. 333-53589/811-08789).

20.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 20, 2011 (File Nos. 333-53589/811-08789).

21.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 19, 2012 (File Nos. 333-53589/811-08789).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is controlled by or under common control with the Registrant.

ITEM 30.	INDEMNIFICATION

The Registrant’s Amended and Restated Declaration of Trust made as of October 26, 2010, Article VIII, Section 8.4 provides as follows:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of one or more Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in

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office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person:

(i)	did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust;

(ii)	had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office

(iii)	for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”).

A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion.

Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 3 of the Investment Advisory Agreement (the “Agreement”) between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The only employment of a substantial nature of VALIC’s directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption “About VC II’s Management” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Adviser” of the Statement of Additional Information which comprises Part B of the Registration Statement.

ITEM 32.	PRINCIPAL UNDERWRITERS

a.	SunAmerica Capital Services, Inc. (the “Distributor”), formerly American General Distributors, Inc., acts as distributor and principal underwriter of the Registrant and as principal underwriter for VALIC Separate Account A, A.G. Separate Account A and VALIC Company II (“VC II”). The principal business address for all the officers and directors shown below is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997.

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b.	The following information is furnished with respect to each officer and director of the Distributor.

Name and Principal Business Address	Position and Offices With Underwriter SunAmerica Capital Services, Inc.
Kurt W. Bernlohr*	Distribution Officer
Frank P. Curran	Chief Financial Officer
Richard J. Gatesman II	Distribution Officer
Peter A. Harbeck	Director
Stephen A. Maginn	Senior Vice President
James T. Nichols	Chief Executive Officer
Rebecca A. Snider	Chief Compliance Officer
Michael E. Treske	Chief Distribution Officer

*	Mr. Bernlohr also serves as President of the Registrant and VC I.

c.	Not applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, Texas 77019

THE CUSTODIAN:

The State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

THE ADMINISTRATOR

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, New York 10017

Janus Capital Management, LLC

151 Detroit Street

Denver, Colorado 80206

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

Metropolitan West Capital Management, LLC

610 Newport Center Drive, Suite 1000

Newport Beach, California 92660

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PineBridge Investments LLC

399 Park Avenue

New York, New York 10022

Robeco Investment Management, Inc.

909 Third Avenue 32nd Floor

New York, New York 10022

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

The Boston Company Asset Management, LLC

BNY Mellon Center

201 Washington Street

Boston, Massachusetts 02108

Tocqueville Asset Management, LP

40 West 57th Street, 19th Floor

New York, New York 10019

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

Wells Capital Management Incorporated

525 Market Street

San Francisco, CA 94105

ITEM 34.	MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 35.	UNDERTAKINGS

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”), as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 21 (the “Amendment”) to the Registration Statement under rule 485(b) under the Securities Act and has duly caused the Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and the State of Texas, on the 19th day of December, 2013.

VALIC Company II

By	/s/ KURT W. BERNLOHR
Kurt W. Bernlohr
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ KURT W. BERNLOHR Kurt W. Bernlohr	President (Principal Executive Officer)	December 19, 2013

/s/ GREGORY KINGSTON Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	December 19, 2013

* Thomas J. Brown	Trustee	December 19, 2013

* Judith L. Craven	Trustee	December 19, 2013

* William F. Devin	Trustee	December 19, 2013

* Timothy J. Ebner	Trustee	December 19, 2013

* Gustavo E. Gonzales	Trustee	December 19, 2013

* Peter A. Harbeck	Trustee	December 19, 2013

* John W. Lancaster	Trustee	December 19, 2013

* Kenneth J. Lavery	Trustee	December 19, 2013

* John E. Maupin, Jr.	Trustee	December 19, 2013

* By:	/s/ NORI GABERT
Nori L. Gabert
Attorney-in-Fact

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EXHIBIT INDEX

ITEM 28

d(y)	Investment Sub-Advisory Agreement with Robeco Investment Management, Inc. dated June 30, 2013

d(bb)	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated dated December 9, 2013

e	Distribution Agreements between Registrant and SunAmerica Capital Services, Inc. dated June 29, 2013

j	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers, LLP

p(6)	Code of Ethics – Robeco Investment Management, Inc.

q	Powers of Attorney

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